As filed with the U.S. Securities and Exchange Commission on April 24, 2024
Securities Act File No. 333‑162441
Investment Company Act File No. 811‑22338

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.
Post-Effective Amendment No. 221	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 222

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST*
(Exact Name of Registrant as Specified in Charter)

100 International Drive
Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 877‑6LM‑FUND/656‑3863

Name and address of agent for service:	Copy to:
Marc De Oliveira	Roger P. Joseph, Esq.
Legg Mason Global Asset Management Trust	Morgan, Lewis & Bockius LLP
100 First Stamford Place	One Federal Street
Stamford, Connecticut 06902	Boston, Massachusetts 02110

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*
This filing relates solely to BrandywineGLOBAL — Flexible Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund, BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), BrandywineGLOBAL — Small Cap Value Fund and Franklin U.S. Small Cap Equity Fund.

Prospectus   May 1, 2024

Share class (Symbol): A (LFLAX), C (LFLCX), R (—), I (LFLIX), IS (LFLSX)

BRANDYWINEGLOBAL —
FLEXIBLE BOND FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
Current income and capital appreciation.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 33 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 99 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class I	Class IS
Management fees	0.55	0.55	0.55	0.55	0.55
Distribution and/or service (12b-1) fees	0.25	1.00	0.50	None	None
Other expenses	0.18	0.15	0.30[6]	0.20	0.10
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[7]	0.99	1.71	1.36	0.76	0.66
Fees waived and/or expenses reimbursed[8]	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.98	1.70	1.35	0.75	0.65

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	BrandywineGLOBAL— Flexible Bond Fund

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[8]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	471	677	900	1,540
Class C (with redemption at end of period)	273	538	928	1,828
Class C (without redemption at end of period)	173	538	928	1,828
Class R (with or without redemption at end of period)	137	430	744	1,635
Class I (with or without redemption at end of period)	77	242	422	943
Class IS (with or without redemption at end of period)	66	209	366	821
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 138% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. The subadviser has broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.
The fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The fund can seek investment opportunities anywhere in the world. Under normal market conditions, the fund’s foreign currency exposure will be limited to 25% of the fund’s assets. For example, the fund would be in compliance with this limitation if it invests 75% of its assets in U.S. dollar-denominated bonds and 25% in bonds denominated in non-U.S. currencies. Alternatively, the fund could invest more than 25% in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the fund would have no more than 25% exposure to non-U.S. currencies.
The fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, index futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products. The fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies. Derivatives are taken into account when determining compliance with the fund’s 80% investment policy.

BrandywineGLOBAL— Flexible Bond Fund	3

The fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser).
Under normal conditions, the dollar-weighted average effective duration of the fund’s portfolio is expected to range from 0 to 10 years. However, the fund may invest without limit in securities of any maturity or duration.
The fund may invest in asset-backed and mortgage-backed securities. Asset-backed securities may include securities backed by automobile loans, student loans, credit card receivables or other types of collateral. Mortgage-backed securities may be backed by pools of residential or commercial mortgage loans and may be issued by U.S. government agencies or U.S. government-sponsored entities or by private issuers. The fund will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.
The fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. Derivatives that provide exposure to equity securities (such as stock index futures) will be taken into account for purposes of the 10% limitation on common equity securities. In addition, no more than 5% of the fund shall be invested in any one non-sovereign issue at time of purchase.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S.

4	BrandywineGLOBAL— Flexible Bond Fund

and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political,

BrandywineGLOBAL— Flexible Bond Fund	5

economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in foreign currencies or securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Zero coupon bond risk. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

6	BrandywineGLOBAL— Flexible Bond Fund

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Currency derivatives risk. Currency futures, forwards or options may not always work as intended, and in specific cases the fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the portfolio managers may determine not to hedge the fund’s currency risks. The fund may have less flexibility to meet its investment objectives if it is unable to, or the portfolio managers choose not to, use currency derivatives.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
The subadviser expects that the implementation of the fund’s investment strategy, which may include a significant level of investment in derivatives, will have the effect of creating leverage in the fund in that the fund’s potential exposure may be greater than its net assets.
Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, may be difficult to ascertain and may change over time.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or

BrandywineGLOBAL— Flexible Bond Fund	7

mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

8	BrandywineGLOBAL— Flexible Bond Fund

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance prior to May 31, 2016 in the bar chart and the table is that of the fund’s predecessor. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
This fund is the successor to an unregistered private fund (the “Predecessor”). The performance prior to May 31, 2016, in the accompanying bar chart and table is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. At the time of transfer, the investment policies, objectives, guidelines and restrictions of the fund were in all material respects equivalent to those of the Predecessor. In addition, Brian Kloss, a current portfolio manager of the fund, served as a portfolio manager to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act, its investment performance could have been adversely affected. Similarly, had the Predecessor been subject to provisions of the Code applicable to regulated investment companies, its investment performance may have been adversely affected. The performance is shown net of an annual management fee of 0.80% and other expenses of 0.10% which reflects the expenses of the Predecessor.
The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Best Quarter (12/31/2023): 8.21    Worst Quarter (06/30/2022): (5.69)

Average annual total returns (%)
(for periods ended December 31, 2023)

Class IS	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	9.74	4.79	4.07
Return after taxes on distributions	7.29	3.02	2.57
Return after taxes on distributions and sale of fund shares	5.70	2.93	2.50

Other Classes (Return before taxes only)
Class A	5.23	3.52	N/A	3.62	05/31/2016
Class C	7.54	N/A	N/A	(2.21)	09/30/2021
Class I	9.54	4.69	N/A	4.49	05/31/2016
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	5.53	1.10	1.81

[1]
For Class A, Class C and Class I shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Bloomberg U.S. Aggregate Index was 1.09%, (3.73)% and 1.09%, respectively.

The after-tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and

BrandywineGLOBAL— Flexible Bond Fund	9

the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class IS will vary from returns shown for Class IS.
Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)
Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since

Michael Arno, CFA	Portfolio Manager	2020

Tracy Chen, CFA, CAIA	Portfolio Manager	2016

Brian L. Kloss, JD, CPA	Portfolio Manager	2013

Renato Latini, CFA	Portfolio Manager	2020

John P. McIntyre, CFA	Portfolio Manager	2017

Anujeet Sareen, CFA	Portfolio Manager	2017
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/ None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/ None[2]	N/A
IRAs	250/50	250/50	N/A	1 million/ None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	1 million/ None[2]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/ None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/ None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/ None	None/None
Omnibus Retirement Plans	None/None	None/None	None/ None	None/ None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	1 million/ None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/ None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Available to investors investing directly with the fund.
[3]
IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]	Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent

10	BrandywineGLOBAL— Flexible Bond Fund

minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

BrandywineGLOBAL— Flexible Bond Fund	11

More on the fund’s investment strategies, investments and risks
Important information
The fund’s investment objective is to provide current income and capital appreciation.
The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The weighted average effective duration of the fund’s portfolio, including derivatives, however, is expected to range from 0 to 10 years. The fund’s investments may be of any duration.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Credit quality
The fund may hold debt securities of any credit quality, whether rated or unrated.
Portfolio turnover
The fund may engage in active and frequent trading to achieve its investment objective, resulting in high portfolio turnover.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as forwards, futures, options, mortgage derivatives, structured notes and swaps (including buying and selling credit default swaps). Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities or currencies
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had

12	BrandywineGLOBAL— Flexible Bond Fund

undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Fixed income securities in which the fund may invest include high yield debt (often called “junk bonds”); debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index linked securities and municipal bonds); debt securities of supranational organizations such as bonds, debentures and freely transferable promissory notes; corporate debt securities, including debentures, bonds (including zero coupon bonds), convertible and non-convertible notes, commercial paper, certificates of deposits, freely transferable promissory notes and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; and emerging markets debt.
Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.
Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s

BrandywineGLOBAL— Flexible Bond Fund	13

redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Foreign and emerging markets securities
The fund may invest in both U.S. dollar and non-U.S. dollar denominated securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.
Sovereign debt
The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
•	Fixed income securities issued by government-owned, controlled or sponsored entities
•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
•	Participations in loans between governments and financial institutions
•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Non-U.S. currency transactions
The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
Distressed debt securities
The fund may invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g., equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.

14	BrandywineGLOBAL— Flexible Bond Fund

Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a

BrandywineGLOBAL— Flexible Bond Fund	15

disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities. Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Inflation-indexed, inflation-protected and related securities
Inflation-indexed and inflation-protected securities are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.

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Inflation-protected securities denominated in the U.S. dollar include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of U.S. TIPS is not guaranteed and will fluctuate.
The value of inflation-indexed and inflation-protected securities held by the fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of inflation-indexed or inflation-protected securities.
The fund may invest in other fixed-income securities that, in the belief of the fund’s subadviser, will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Securities of other investment companies
The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules thereunder. If the fund acquires shares of other investment companies, fund shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the other investment companies.
Cash management
The fund may hold cash pending investment, may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements (which have characteristics like borrowings) for cash management purposes. The fund may invest in money market funds, which may or may not be affiliated with the fund’s manager or the subadviser. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of investment grade, government, corporate and money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
In making investment decisions on behalf of the fund, the subadviser combines a top-down, macroeconomic perspective with a bottom-up sector allocation and security selection process based on quantitative measures and fundamental considerations. The macroeconomic perspective is based on global, regional and country input variables—including economic growth, inflation, monetary policy, fiscal policy and business cycles—which

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inform country, currency, duration and credit decisions within the portfolio. In determining sector allocation and security selection, the portfolio managers apply quantitative screens to a global universe of thousands of securities, seeking to identify sectors and securities that, in the portfolio managers’ opinion, offer the potential for greater yield, greater total return, and/or lower risk. The universe of securities is narrowed to approximately 200 securities by considering a range of factors including sector economics and risks, yield and option-adjusted spread analysis, and/or the probability of credit default or coercive restructuring. The universe is then evaluated by the portfolio managers based on traditional fundamental metrics such as recovery rate, free cash flow before working capital, debt maturity schedules, strength of business model, and valuations based on sector and security analysis.
Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of

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government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Model risk. Investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

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Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non-U.S. governments have defaulted on principal and interest payments.
If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in

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securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Zero coupon bond risk. The value of zero coupon bonds is generally subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. This type of bond allows an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon

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bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. These actions may reduce the assets to which the fund’s expenses could otherwise be allocated and may reduce the fund’s rate of return.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

22	BrandywineGLOBAL— Flexible Bond Fund

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Currency derivatives risk. The fund’s use of currency futures, forwards or options, whether for hedging or speculative purposes, may not always work as intended, and in specific cases the fund may be worse off than if it had not used a hedging instrument. Currency derivatives involve similar risks as other derivatives, including credit, counterparty, leverage and illiquidity risk. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the portfolio managers may determine not to hedge the fund’s currency risks. The fund may have less flexibility to meet its investment objectives if it is unable to, or the portfolio managers choose not to, use currency derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.
Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. See “Taxes” in the SAI.
If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-

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indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Transactions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may

24	BrandywineGLOBAL— Flexible Bond Fund

negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Environmental, social and governance (ESG) considerations risk. ESG considerations are one of a number of factors that the subadviser examines when considering investments for the fund’s portfolio. In light of this, the issuers in which the fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the fund’s exposure to certain issuers or industries. In addition, ESG considerations assessed as part of the fund’s investment process may vary across types of eligible investments and issuers. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The subadviser’s assessment of an issuer’s ESG factors is subjective and may differ from that of investors, third-party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the subadviser may not reflect the beliefs and values of any particular investor. The subadviser also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party research providers, the timeliness, completeness and accuracy of which is out of the subadviser’s control. ESG factors are often not uniformly measured or defined, which could impact the subadviser’s ability to assess an issuer. While the subadviser views ESG considerations as having the potential to contribute to the fund’s long-term performance, there is no guarantee that such results will be achieved.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.franklintempleton.com/mutualfunds (click on the name of the fund) on a monthly basis. The fund intends to post its complete portfolio holdings no later than 14 calendar days following the month-end.
More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (formerly known as Legg Mason Partners Fund Advisor, LLC) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2023, FTFA’s total assets under management were approximately $182.93 billion.
Brandywine Global Investment Management, LLC (“Brandywine Global” or the “subadviser”) provides the day-to-day portfolio management of the fund. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2023, Brandywine Global managed approximately $59.3 billion on a discretionary basis and $0.29 billion on a non-discretionary basis.
FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating,

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together with its subsidiaries, as Franklin Templeton. As of December 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.46 trillion.
Portfolio managers
Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Michael Arno, CFA	Mr. Arno is a Portfolio Manager and Senior Research Analyst on the Global Fixed Income team. He is responsible for providing research analysis and portfolio management on the firm’s global credit, multi-sector, and emerging market fixed income related strategies. Previously, he had been a research analyst on the team since 2011 with a focus on global credit and emerging markets. Mike joined Brandywine Global as a product specialist within client service in 2006. Prior to joining Brandywine Global in 2006, Mike was an associate of Vanguard Group (2004-2006). Mike earned a B.S. in Finance from Temple University.	2020
Tracy Chen, CFA, CAIA	Ms. Chen joined Brandywine Global in 2008. As Portfolio Manager, she leads Brandywine Global’s structured credit investing, including investments in U.S. and European RMBS, CMBS, and ABS as well as CLO and other structured products. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products (2006-2008); GMAC Mortgage Group (2002-2006), focusing on mortgage whole loan pricing and trading; and Deloitte Consulting (2001-2002). Tracy earned her M.B.A. with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China.	2016
Brian L. Kloss, JD, CPA	Mr. Kloss joined Brandywine Global in 2009. As Portfolio Manager, he leads Brandywine Global’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Brian was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.	2013
Renato Latini, CFA	Mr. Latini is a Portfolio Manager and Senior Research Analyst on the Global Fixed Income team. He is responsible for providing research analysis and portfolio management on the firm’s global credit and multi-sector fixed income strategies. Renato joined Brandywine Global in 2006 as a trader on the team. Prior to joining	2020

26	BrandywineGLOBAL— Flexible Bond Fund

	Brandywine Global, Renato was an investment analyst at Watson Wyatt Investment Consulting (2004-2006). He earned a B.A. in Physics and Economics from the University of Pennsylvania.
John (Jack) P. McIntyre, CFA	Mr. McIntyre is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.	2017
Anujeet Sareen, CFA	Mr. Sareen is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed income and a global macro strategist, as well as a chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen earned a B.A. in Computer Science from Brown University.	2017
The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fee
The fund pays a management fee at an annual rate of 0.55% of its average daily net assets.
For the fiscal year ended December 31, 2023, the fund paid FTFA an effective management fee of 0.54% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2023.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2025, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

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Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares and up to 0.50% for Class R shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

28	BrandywineGLOBAL— Flexible Bond Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plans	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	1.00% on purchases of $500,000 or more if youredeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plans	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class R	None	None	None	0.50% of average daily net assets	Class R shares of funds sold by the Distributor*	No

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Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor, $1,000; and
(iii)  none for certain fee-based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee-based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee-based programs, you should contact your Service Agent that administers your plan or sponsors the fee-based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.

30	BrandywineGLOBAL— Flexible Bond Fund

Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	R	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓		✓
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non-qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class R, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

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To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

32	BrandywineGLOBAL— Flexible Bond Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.25	2.30	2.25
$500,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the
Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;

BrandywineGLOBAL— Flexible Bond Fund	33

•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified
•	Directors and officers of any Franklin Templeton sponsored fund
•	Employees of Franklin Resources and its subsidiaries
•	Investors investing through certain retirement plans

34	BrandywineGLOBAL— Flexible Bond Fund

•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform
•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.
Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

BrandywineGLOBAL— Flexible Bond Fund	35

If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	On certain distributions from a retirement plan
•	For certain Omnibus Retirement Plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder
•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission
•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class R shares
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

36	BrandywineGLOBAL— Flexible Bond Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought
•   Class of shares being bought
•   Dollar amount or number of shares being bought (as applicable)
•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee
•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

BrandywineGLOBAL— Flexible Bond Fund	37

Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

38	BrandywineGLOBAL— Flexible Bond Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6

	Class R	Class FI

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges
•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee
•   Not all funds offer all classes
•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge
•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased
•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)
•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares
•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

BrandywineGLOBAL— Flexible Bond Fund	39

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

40	BrandywineGLOBAL— Flexible Bond Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number
•   The dollar amount or number of shares being redeemed
•   Signature of each owner exactly as the account is registered
•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you

BrandywineGLOBAL— Flexible Bond Fund	41

hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed
•   Class of shares being redeemed
•   The dollar amount or number of shares being redeemed
•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.
•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.
•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

42	BrandywineGLOBAL— Flexible Bond Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

BrandywineGLOBAL— Flexible Bond Fund	43

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

44	BrandywineGLOBAL— Flexible Bond Fund

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class R, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

BrandywineGLOBAL— Flexible Bond Fund	45

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
In addition, since the fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the fund’s international portfolio securities trade on foreign markets and the time as of which the fund’s net asset value is calculated (generally as of the close of the NYSE). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. This can result in the value of the fund’s shares being diluted. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of

46	BrandywineGLOBAL— Flexible Bond Fund

funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

BrandywineGLOBAL— Flexible Bond Fund	47

Dividends, other distributions and taxes
Dividends and other distributions
The fund generally pays dividends quarterly from its net investment income, if any, and from short-term capital gain (if any). Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want

48	BrandywineGLOBAL— Flexible Bond Fund

to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
If the fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. If the fund does not so elect, the foreign taxes paid or withheld will nonetheless reduce the fund’s taxable income. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may affect the amount, timing, and character of fund distributions to shareholders.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

BrandywineGLOBAL— Flexible Bond Fund	49

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

50	BrandywineGLOBAL— Flexible Bond Fund

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Class R shares of the fund had not begun operations as of the date of this Prospectus and therefore have no financial highlights to report. The returns for Class R shares will differ from those of other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/1474103/000119312524054984/d497618dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.41	$10.89	$11.09	$10.01	$9.59

Income (loss) from operations:
Net investment income	0.53	0.28	0.27	0.29	0.25
Net realized and unrealized gain (loss)	0.31	(1.48)	(0.18)	1.18	0.75
Total income (loss) from operations	0.84	(1.20)	0.09	1.47	1.00

Less distributions from:
Net investment income	(0.50)	(0.24)	(0.27)	(0.30)	(0.46)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.50)	(0.28)	(0.29)	(0.39)	(0.58)

Net asset value, end of year	$9.75	$9.41	$10.89	$11.09	$10.01
Total return[2]	9.33%	(11.15)%	0.79%	14.84%	10.41%

Net assets, end of year (000s)	$45,310	$23,467	$20,721	$18,028	$165

Ratios to average net assets:
Gross expenses	0.98%	1.10%	1.07%	1.97%	4.05%
Net expenses[3,4]	0.97	1.04	0.95	0.96	0.98
Net investment income	5.55	2.81	2.41	2.73	2.45

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.
[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

BrandywineGLOBAL— Flexible Bond Fund	51

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$9.35	$10.88	$11.03

Income (loss) from operations:
Net investment income	0.46	0.28	0.03
Net realized and unrealized gain (loss)	0.32	(1.56)	(0.10)
Total income (loss) from operations	0.78	(1.28)	(0.07)

Less distributions from:
Net investment income	(0.45)	(0.18)	(0.06)
Net realized gains	—	—	(0.02)
Return of capital	—	(0.07)	—
Total distributions	(0.45)	(0.25)	(0.08)

Net asset value, end of year	$9.68	$9.35	$10.88
Total return[3]	8.54%	(11.79)%	(0.68)%

Net assets, end of year (000s)	$4,483	$1,280	$43

Ratios to average net assets:
Gross expenses	1.70%	1.86%[4]	2.05%[5]
Net expenses[6,7]	1.70	1.80 [4]	1.85 [5]
Net investment income	4.92	2.91	1.07 [5]

Portfolio turnover rate	138%	122%	55%[8]

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period September 30, 2021 (inception date) to December 31, 2021.
[3]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[5]	Annualized.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	For the year ended December 31, 2021.

52	BrandywineGLOBAL— Flexible Bond Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.41	$10.90	$11.10	$10.01	$9.59

Income (loss) from operations:
Net investment income	0.55	0.31	0.28	0.36	0.28
Net realized and unrealized gain (loss)	0.32	(1.49)	(0.16)	1.13	0.75
Total income (loss) from operations	0.87	(1.18)	0.12	1.49	1.03

Less distributions from:
Net investment income	(0.52)	(0.26)	(0.30)	(0.31)	(0.49)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.05)	—	—	—
Total distributions	(0.52)	(0.31)	(0.32)	(0.40)	(0.61)

Net asset value, end of year	$9.76	$9.41	$10.90	$11.10	$10.01
Total return[2]	9.54%	(10.86)%	1.05%	15.00%	10.84%

Net assets, end of year (000s)	$282,910	$150,839	$115,293	$22,371	$126

Ratios to average net assets:
Gross expenses	0.75%	0.85%	0.82%	1.69%	3.75%
Net expenses[3,4]	0.75	0.75	0.70	0.68	0.68
Net investment income	5.76	3.16	2.55	3.30	2.75

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.
[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

BrandywineGLOBAL— Flexible Bond Fund	53

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.42	$10.91	$11.11	$10.02	$9.59

Income (loss) from operations:
Net investment income	0.56	0.30	0.29	0.32	0.28
Net realized and unrealized gain (loss)	0.33	(1.47)	(0.17)	1.18	0.76
Total income (loss) from operations	0.89	(1.17)	0.12	1.50	1.04

Less distributions from:
Net investment income	(0.53)	(0.28)	(0.30)	(0.32)	(0.49)
Net realized gains	—	—	(0.02)	(0.09)	(0.12)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.53)	(0.32)	(0.32)	(0.41)	(0.61)

Net asset value, end of year	$9.78	$9.42	$10.91	$11.11	$10.02
Total return[2]	9.74%	(10.77)%	1.09%	15.12%	10.87%

Net assets, end of year (000s)	$91,073	$48,214	$106,752	$27,676	$6,140

Ratios to average net assets:
Gross expenses	0.65%	0.71%	0.77%	1.66%	3.73%[3]
Net expenses[4,5]	0.65	0.65	0.65	0.65	0.65 [3]
Net investment income	5.80	2.96	2.65	2.99	2.78

Portfolio turnover rate	138%	122%	55%	104%	356%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

54	BrandywineGLOBAL— Flexible Bond Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

BrandywineGLOBAL— Flexible Bond Fund	A‑1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.

A‑2	BrandywineGLOBAL— Flexible Bond Fund

In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones

BrandywineGLOBAL— Flexible Bond Fund	A‑3

commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

A‑4	BrandywineGLOBAL— Flexible Bond Fund

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

BrandywineGLOBAL— Flexible Bond Fund	A‑5

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

A‑6	BrandywineGLOBAL— Flexible Bond Fund

•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Effective December 1, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Franklin Templeton and Legg Mason funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

BrandywineGLOBAL— Flexible Bond Fund	A‑7

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this Prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

A‑8	BrandywineGLOBAL— Flexible Bond Fund

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non-IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

BrandywineGLOBAL— Flexible Bond Fund	A‑9

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

A‑10	BrandywineGLOBAL— Flexible Bond Fund

Franklin Templeton Funds Privacy and Security Notice

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632-2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/23

BrandywineGLOBAL —
Flexible Bond Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
(Investment Company Act
file no. 811-22338)
BWXX275918ST 05/24
© 2024 Franklin Templeton. All rights reserved.

Prospectus   May 1, 2024

Share class (Symbol): A (GOBAX), C (LGOCX), C1 (GOBCX), FI (GOBFX), R (LBORX), I (GOBIX), IS (GOBSX)

BRANDYWINEGLOBAL —
GLOBAL OPPORTUNITIES
BOND FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
Maximize total return consisting of income and capital appreciation.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 31 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 99 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b‑1) fees	0.25	1.00	0.70	0.25	0.50	None	None
Other expenses	0.23[6]	0.16	0.41	0.22	0.26	0.17	0.04
Total annual fund operating expenses	0.98	1.66	1.61	0.97	1.26	0.67	0.54
Fees waived and/or expenses reimbursed[7]	—	—	(0.16)	—	(0.01)	—	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.98	1.66	1.45	0.97	1.25	0.67	0.54

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	BrandywineGLOBAL— Global Opportunities Bond Fund

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]
Other expenses for Class A shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended December 31, 2023, amounts recaptured totaled 0.02% for Class A shares.

[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	471	675	896	1,531
Class C (with redemption at end of period)	269	523	901	1,783
Class C (without redemption at end of period)	169	523	901	1,783
Class C1 (with redemption at end of period)	248	493	861	1,729
Class C1 (without redemption at end of period)	148	493	861	1,729
Class FI (with or without redemption at end of period)	99	309	536	1,189
Class R (with or without redemption at end of period)	127	398	690	1,521
Class I (with or without redemption at end of period)	68	214	373	834
Class IS (with or without redemption at end of period)	55	173	302	678
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A‑ or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country. The fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A‑ or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The fund’s investments may include securities of sovereign governments and supranational organizations. The fund may invest up to 25% of its net assets in convertible debt securities.
The fund may invest in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the fund may invest in bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although the portfolio managers have the

BrandywineGLOBAL— Global Opportunities Bond Fund	3

flexibility to use these instruments for hedging purposes, they may choose not to for a variety of reasons, even under very volatile market conditions. Derivative instruments are taken into account when determining compliance with the fund’s 80% investment policy.
The fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries.
Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in issuers in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
The fund may invest in securities of any maturity. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers

4	BrandywineGLOBAL— Global Opportunities Bond Fund

on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in foreign currencies or securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

BrandywineGLOBAL— Global Opportunities Bond Fund	5

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

6	BrandywineGLOBAL— Global Opportunities Bond Fund

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Currency derivatives risk. Currency futures, forwards or options may not always work as intended, and in specific cases the fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the portfolio managers may determine not to hedge the fund’s currency risks.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

BrandywineGLOBAL— Global Opportunities Bond Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 12.57 Worst Quarter (06/30/2022): (11.33)

Average annual total returns (%)
(for periods ended December 31, 2023)

Class IS	1 year	5 years	10 years
Return before taxes	7.42	1.09	1.47
Return after taxes on distributions	7.38	0.27	0.35
Return after taxes on distributions and sale of fund shares	4.39	0.49	0.66

Other Classes (Return before taxes only)
Class A	2.86	(0.22)	0.61
Class C	5.21	(0.03)	0.33
Class C1	5.25	0.73	0.88
Class FI	6.83	0.65	1.04
Class R	6.57	0.38	0.77
Class I	7.23	0.96	1.35
FTSE World Government Bond Index (unhedged) (reflects no deduction for fees, expenses or taxes)	5.19	(1.39)	(0.31)
The after‑tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns for classes other than Class IS will vary from returns shown for Class IS.

8	BrandywineGLOBAL— Global Opportunities Bond Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)
Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio managers: Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since

Tracy Chen, CFA, CAIA	Portfolio Manager	2020

David F. Hoffman, CFA	Portfolio Manager	2006

Brian L. Kloss, JD, CPA	Portfolio Manager	2020

John P. McIntyre, CFA	Portfolio Manager	2012

Anujeet Sareen, CFA	Portfolio Manager	2017
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class C1[2]	Class FI3	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None[4]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None[4]	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/None[4,5]	N/A5
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	1 million/None[4]	N/A
Systematic Investment Plans	25/25	25/25	25/25	N/A	N/A	1 million/None[4,6]	N/A6
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None	None/None[7]	None/None[7]
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	N/A	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	N/A	N/A	1 million/None[4]	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]
Initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares. Class C shares are not available for purchase through Distributor Accounts.

[2]
Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

[3]	Class FI shares are not available for purchase through Distributor Accounts.
[4]	Available to investors investing directly with the fund.
[5]
IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[7]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

BrandywineGLOBAL— Global Opportunities Bond Fund	9

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	BrandywineGLOBAL— Global Opportunities Bond Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund’s investment objective is to maximize total return consisting of income and capital appreciation.
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries.
Any country that, at the time of purchase, has a sovereign debt rating of A‑ or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country.
An issuer is considered by the portfolio managers to be located in a developed country if such issuer meets one or more of the following criteria:

•	Has a class of its securities listed in a developed country;
•	Is organized (i.e., is incorporated or otherwise formed) under the laws of, or has a principal office (i.e., is headquartered) in, a developed country;
•	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more developed countries; or
•	Maintains 50% or more of its assets in one or more developed countries.
Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. For purposes of this 80% policy, net assets include borrowings for investment purposes, if any.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the statement of additional information (“SAI”).
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The weighted average effective duration of the fund’s portfolio, including derivatives, however, is expected to range from 1 to 10 years. The fund’s investments may be of any duration.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two‑year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten‑year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Fixed income securities in which the fund may invest include high yield debt (often called “junk bonds”); debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub‑divisions (including inflation index linked securities and municipal bonds);

BrandywineGLOBAL— Global Opportunities Bond Fund	11

debt securities of supranational organizations such as bonds, debentures and freely transferable promissory notes; corporate debt securities, including debentures, bonds (including zero coupon bonds), convertible and non‑convertible notes, commercial paper, certificates of deposits, freely transferable promissory notes and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; and emerging markets debt.
Credit quality
The fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the fund intends to maintain an average weighted portfolio quality of A‑ or better, whether composed of rated securities or unrated securities deemed by the subadviser to be of comparable quality. The fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging market countries. Fixed income securities rated below investment grade are commonly known as “junk bonds.” Investment grade securities are securities rated at the time of purchase by at least one NRSRO within one of the top four categories (without regard to +/- designations), or, if unrated, judged by the subadviser to be of comparable credit quality.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, forward foreign currency transactions and swaps (including buying and selling credit default swaps). Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value‑at‑risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.
Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non‑governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being

12	BrandywineGLOBAL— Global Opportunities Bond Fund

their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non‑U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.
Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Foreign and emerging markets securities
The fund may invest without limit in both U.S. dollar and non‑U.S. dollar denominated securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.
Sovereign debt
The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
•	Fixed income securities issued by government-owned, controlled or sponsored entities
•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
•	Participations in loans between governments and financial institutions
•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Repurchase agreements
In a repurchase agreement, the fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

BrandywineGLOBAL— Global Opportunities Bond Fund	13

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Non‑U.S. currency transactions
The fund may engage in non‑U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non‑U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non‑U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

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When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities. Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Municipal securities
Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Cash management
The fund may hold cash pending investment, may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements (which have characteristics like borrowings) for cash management purposes. The fund may invest in money market funds, which may or may not be affiliated with the fund’s manager or the subadviser. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The portfolio managers follow a value approach to investing and therefore seek to identify relative value in the global bond markets. The portfolio managers define as undervalued those markets where they believe real interest rates are high and the currency is undervalued with the potential to appreciate. The portfolio managers will focus investments in those undervalued markets where they believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. The portfolio managers believe that such economic conditions provide the best potential to achieve capital appreciation. The fund employs a top‑down, value-oriented, and macro driven investment approach.
Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the

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fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short-and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are

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paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non‑U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non‑U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even

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where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non‑U.S. governments have defaulted on principal and interest payments.
If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Risks related to Russia’s invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the fund has exposure to Russian investments or investments in countries affected by the invasion, the fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The fund may determine that certain affected securities have zero value. In addition, any exposure that the fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the fund’s performance and the value of an investment in the fund, even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries directly affected by the invasion.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Model risk. Investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities

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may be affected by factors not foreseen in developing the models. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages

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and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, will create additional risks. For example, if the fund invests the proceeds of the borrowing, it will have a leveraging effect on its portfolio, the value of the fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a fund expense and will reduce the value of the fund’s shares.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

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Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Currency derivatives risk. The fund’s use of currency futures, forwards or options, whether for hedging or speculative purposes, may not always work as intended, and in specific cases the fund may be worse off than if it had not used a hedging instrument. Currency derivatives involve similar

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risks as other derivatives, including credit, counterparty, leverage and illiquidity risk. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the portfolio managers may determine not to hedge the fund’s currency risks.
Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against risks such as currency risk, credit risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund, the availability of suitable transactions and regulatory restrictions. The fund may not engage in hedging transactions even when it would have been advantageous to do so. Hedges are sometimes subject to imperfect matching between the derivative and the underlying asset or index, so the fund could lose money on both a hedging transaction and the transaction being hedged; accordingly, there can be no assurance that hedging strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
In addition to the policies described elsewhere in this Prospectus, the fund may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures (and options thereon), forwards, and options. However, these instruments may not always work as intended, and in certain cases the fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Transactions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Environmental, social and governance (ESG) considerations risk. ESG considerations are one of a number of factors that the subadviser examines when considering investments for the fund’s portfolio. In light of this, the issuers in which the fund invests may not be considered ESG‑focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the fund’s exposure to certain issuers or industries. In addition, ESG considerations assessed as part of the fund’s investment process may vary across types of eligible investments and issuers. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The subadviser’s assessment of an issuer’s ESG factors is subjective and may differ from that of investors, third-party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the subadviser may not reflect the beliefs and values of any particular investor. The subadviser also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party research

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providers, the timeliness, completeness and accuracy of which is out of the subadviser’s control. ESG factors are often not uniformly measured or defined, which could impact the subadviser’s ability to assess an issuer. While the subadviser views ESG considerations as having the potential to contribute to the fund’s long-term performance, there is no guarantee that such results will be achieved.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.franklintempleton.com/mutualfunds (click on the name of the fund) on a monthly basis. The fund intends to post its complete portfolio holdings no later than 14 calendar days following the month‑end.
More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (formerly known as Legg Mason Partners Fund Advisor, LLC) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2023, FTFA’s total assets under management were approximately $182.93 billion.
Brandywine Global Investment Management, LLC (“Brandywine Global” or the “subadviser”) provides the day‑to‑day portfolio management of the fund. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2023, Brandywine Global managed approximately $59.3 billion on a discretionary basis and $0.29 billion on a non‑discretionary basis.
FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.46 trillion.
Portfolio managers
Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Tracy Chen, CFA, CAIA	Ms. Chen joined Brandywine Global in 2008. As Portfolio Manager, she leads Brandywine Global’s structured credit investing, including investments in U.S. and European RMBS, CMBS, and ABS as well as CLO and other structured products. Prior to joining Brandywine Global, she was with UBS Investment	2020

24	BrandywineGLOBAL— Global Opportunities Bond Fund

	Bank as Director of Structured Products (2006-2008); GMAC Mortgage Group (2002-2006), focusing on mortgage whole loan pricing and trading; and Deloitte Consulting (2001-2002). Tracy earned her M.B.A. with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China.
David F. Hoffman, CFA	Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Previously, he was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman earned a B.A. in Art History from Williams College.	2006
John (Jack) P. McIntyre, CFA	Mr. McIntyre is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.	2012
Brian L. Kloss, JD, CPA	Mr. Kloss joined Brandywine Global in 2009. As Portfolio Manager, he leads Brandywine Global’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Brian was co‑portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.	2020
Anujeet Sareen, CFA	Mr. Sareen is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed income and a global macro strategist, as well as a chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22‑year career at	2017

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Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen earned a B.A. in Computer Science from Brown University.
The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fee
The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.
For the fiscal year ended December 31, 2023, the fund paid FTFA an effective management fee of 0.50%, inclusive of fees recaptured pursuant to the fund’s expense limitation arrangements, of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2023.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2025, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.70% for Class C1 shares; up to 0.25% for Class FI shares and up to 0.50% for Class R shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing,

26	BrandywineGLOBAL— Global Opportunities Bond Fund

marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

BrandywineGLOBAL— Global Opportunities Bond Fund	27

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C/Class C1 shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	1.00% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class C1	• Class C1 shares are not available for purchase by new or existing investors	None	1.00% if you redeem within 1 year of purchase; waived for	0.70% of average daily net assets	Class C1 shares of funds sold by the Distributor or if a fund does not	Yes; generally converts to Class A in the month of, or the month following, the 8

28	BrandywineGLOBAL— Global Opportunities Bond Fund

	(except for investors previously authorized prior to the closure of such share class) • Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges		certain investors		offer Class C1 shares, Class C shares	year anniversary of the Class C1 share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class R	None	None	None	0.50% of average daily net assets	Class R shares of funds sold by the Distributor*	No

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor, $1,000; and
(iii)  none for certain fee‑based programs
		None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
		None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. However, initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee‑based programs, you should contact your Service Agent that administers your plan or sponsors the fee‑based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive

BrandywineGLOBAL— Global Opportunities Bond Fund	29

different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	C1	FI1	R	I	IS
Individual Investors	✓	✓				✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓[4]	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓	✓			✓
Clients of Eligible Financial Intermediaries	✓	✓		✓	✓	✓[5]	✓[5]
Institutional Investors	✓	✓				✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

[5]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non‑qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any

30	BrandywineGLOBAL— Global Opportunities Bond Fund

applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class R, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.25	2.30	2.25
$500,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A, Class C and Class C1 shares” below.

BrandywineGLOBAL— Global Opportunities Bond Fund	31

Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.

32	BrandywineGLOBAL— Global Opportunities Bond Fund

Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified
•	Directors and officers of any Franklin Templeton sponsored fund
•	Employees of Franklin Resources and its subsidiaries
•	Investors investing through certain retirement plans
•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform
•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.
Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class C1 shares
Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares are available for dividend reinvestment and incoming exchanges of Class C1 shares from other funds sold by the Distributor. You buy Class C1 shares at net asset value with no initial sales charge. However, if you redeem your Class C1 shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. However, if you exchange Class C1 shares that were not subject to a contingent deferred sales charge when initially purchased for Class C1 shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares serviced by them.

BrandywineGLOBAL— Global Opportunities Bond Fund	33

Class C and Class C1 share conversion
Except as noted below, Class C and Class C1 shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C or Class C1 shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C or Class C1 shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C and Class C1 shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C and Class C1 shares that a shareholder acquired through a purchase or exchange convert, any other Class C and Class C1 shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C or Class C1 shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C or Class C1 shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A, Class C and Class C1 shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	On certain distributions from a retirement plan
•	For certain Omnibus Retirement Plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder
•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission
•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

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Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class R shares
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

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Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

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Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

If you hold Class C1 shares, you may exchange those shares for Class C1 shares of other funds sold by the distributor, or if a fund does not offer Class C1 shares, for Class C shares. However, once you exchange Class C1 shares for Class C shares, you would not be permitted to exchange from Class C shares back to Class C1 shares.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax‑advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R
Class R	Class FI

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

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Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

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Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you

40	BrandywineGLOBAL— Global Opportunities Bond Fund

hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

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Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

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When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

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Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class R, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A, C and C1 of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

44	BrandywineGLOBAL— Global Opportunities Bond Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
In addition, since the fund invests in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the fund’s international portfolio securities trade on foreign markets and the time as of which the fund’s net asset value is calculated (generally as of the close of the NYSE). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. This can result in the value of the fund’s shares being diluted. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of

BrandywineGLOBAL— Global Opportunities Bond Fund	45

funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

46	BrandywineGLOBAL— Global Opportunities Bond Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund generally pays dividends quarterly from its net investment income, if any, and from short-term capital gain (if any). Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A, Class C1 or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares (or if Class C1 shares are not available, Class C shares) of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want

BrandywineGLOBAL— Global Opportunities Bond Fund	47

to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
If the fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. If the fund does not so elect, the foreign taxes paid or withheld will nonetheless reduce the fund’s taxable income. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may affect the amount, timing, and character of fund distributions to shareholders.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

48	BrandywineGLOBAL— Global Opportunities Bond Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

BrandywineGLOBAL— Global Opportunities Bond Fund	49

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/1474103/000119312524055018/d550743dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.76	$11.08	$11.96	$10.68	$9.94

Income (loss) from operations:
Net investment income	0.44	0.26	0.20	0.27	0.32
Net realized and unrealized gain (loss)	0.16	(2.04)	(0.88)	1.03	0.55
Total income (loss) from operations	0.60	(1.78)	(0.68)	1.30	0.87

Less distributions from:
Net investment income	—	(0.54)	(0.20)	—	(0.11)
Return of capital	—	—	—	(0.02)	(0.02)
Total distributions	—	(0.54)	(0.20)	(0.02)	(0.13)

Net asset value, end of year	$9.36	$8.76	$11.08	$11.96	$10.68
Total return[2]	6.85%	(16.03)%	(5.68)%	12.17%	8.82%

Net assets, end of year (000s)	$104,154	$98,888	$130,976	$151,095	$160,399

Ratios to average net assets:
Gross expenses	1.00%[3]	1.00%	1.00%[3]	1.01%	1.01%[3]
Net expenses[4,5]	1.00 [3]	1.00	1.00 [3]	1.00	1.00 [3]
Net investment income	4.99	2.66	1.72	2.51	3.16

Portfolio turnover rate	88%	90%	51%	99%	103%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in‑kind.

50	BrandywineGLOBAL— Global Opportunities Bond Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021		2020	2019

Net asset value, beginning of year	$8.54	$10.81	$11.67		$10.47	$9.77

Income (loss) from operations:
Net investment income	0.37	0.18	0.12		0.19	0.25
Net realized and unrealized gain (loss)	0.16	(1.98)	(0.86)		1.01	0.52
Total income (loss) from operations	0.53	(1.80)	(0.74)		1.20	0.77

Less distributions from:
Net investment income	—	(0.47)	(0.12)		—	(0.06)
Return of capital	—	—	—		—	(0.01)
Total distributions	—	(0.47)	(0.12)		—	(0.07)

Net asset value, end of year	$9.07	$8.54	$10.81		$11.67	$10.47
Total return[2]	6.21%	(16.60)%	(6.31)%		11.46%	7.94%

Net assets, end of year (000s)	$2,198	$2,355	$6,198		$7,815	$10,447

Ratios to average net assets:
Gross expenses	1.66%	1.67%	1.69%		1.69%	1.73%
Net expenses[3]	1.66 [4]	1.66 [4]	1.69	[4]	1.69 [4]	1.73
Net investment income	4.32	1.85	1.	03	1.82	2.45

Portfolio turnover rate	88%	90%	51%		99%	103%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in‑kind.

BrandywineGLOBAL— Global Opportunities Bond Fund	51

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.95	$11.32	$11.80	$10.56	$9.84

Income (loss) from operations:
Net investment income	0.41	0.23	0.16	0.22	0.29
Net realized and unrealized gain (loss)	0.16	(2.09)	(0.60)	1.02	0.53
Total income (loss) from operations	0.57	(1.86)	(0.44)	1.24	0.82

Less distributions from:
Net investment income	—	(0.51)	(0.04)	—	(0.08)
Return of capital	—	—	—	—	(0.02)
Total distributions	—	(0.51)	(0.04)	—	(0.10)

Net asset value, end of year	$9.52	$8.95	$11.32	$11.80	$10.56
Total return[2]	6.37%	(16.38)%	(3.70)%[3]	11.74%	8.35%

Net assets, end of year (000s)	$44	$58	$64	$1,061	$2,562

Ratios to average net assets:
Gross expenses	1.61%	1.53%	1.45%	1.41%	1.39%
Net expenses[4]	1.45 [5]	1.45 [5]	1.45 [5]	1.41 [5]	1.39
Net investment income	4.52	2.28	1.37	2.11	2.82

Portfolio turnover rate	88%	90%	51%	99%	103%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been (6.25)% for the year ended December 31, 2021.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in‑kind.

52	BrandywineGLOBAL— Global Opportunities Bond Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.64	$10.94	$11.81	$10.54	$9.82

Income (loss) from operations:
Net investment income	0.44	0.25	0.20	0.27	0.32
Net realized and unrealized gain (loss)	0.15	(2.01)	(0.86)	1.01	0.53
Total income (loss) from operations	0.59	(1.76)	(0.66)	1.28	0.85

Less distributions from:
Net investment income	—	(0.54)	(0.21)	—	(0.11)
Return of capital	—	—	—	(0.01)	(0.02)
Total distributions	—	(0.54)	(0.21)	(0.01)	(0.13)

Net asset value, end of year	$9.23	$8.64	$10.94	$11.81	$10.54
Total return[2]	6.83%	(16.05)%	(5.62)%	12.23%	8.74%

Net assets, end of year (000s)	$10,973	$15,826	$22,278	$16,906	$18,227

Ratios to average net assets:
Gross expenses	0.97%[3]	1.00%	0.97%	0.98%	0.98%
Net expenses[4]	0.97 [3,5]	1.00 [5]	0.97 [5]	0.98 [5]	0.98
Net investment income	4.99	2.63	1.73	2.53	3.20

Portfolio turnover rate	88%	90%	51%	99%	103%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in‑kind.

BrandywineGLOBAL— Global Opportunities Bond Fund	53

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.68	$10.98	$11.86	$10.60	$9.88

Income (loss) from operations:
Net investment income	0.42	0.23	0.17	0.24	0.30
Net realized and unrealized gain (loss)	0.15	(2.01)	(0.87)	1.02	0.53
Total income (loss) from operations	0.57	(1.78)	(0.70)	1.26	0.83

Less distributions from:
Net investment income	—	(0.52)	(0.18)	—	(0.09)
Return of capital	—	—	—	—	(0.02)
Total distributions	—	(0.52)	(0.18)	—	(0.11)

Net asset value, end of year	$9.25	$8.68	$10.98	$11.86	$10.60
Total return[2]	6.57%	(16.19)%	(5.95)%	11.89%	8.47%

Net assets, end of year (000s)	$6,407	$6,500	$8,083	$6,717	$9,658

Ratios to average net assets:
Gross expenses	1.26%	1.26%	1.30%	1.31%	1.30%[3]
Net expenses[4,5]	1.25	1.25	1.25	1.25	1.25 [3]
Net investment income	4.73	2.44	1.44	2.26	2.91

Portfolio turnover rate	88%	90%	51%	99%	103%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in‑kind.

54	BrandywineGLOBAL— Global Opportunities Bond Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.72	$11.04	$11.92	$10.63	$9.89

Income (loss) from operations:
Net investment income	0.47	0.29	0.24	0.30	0.36
Net realized and unrealized gain (loss)	0.16	(2.04)	(0.88)	1.02	0.54
Total income (loss) from operations	0.63	(1.75)	(0.64)	1.32	0.90

Less distributions from:
Net investment income	—	(0.57)	(0.24)	—	(0.13)
Return of capital	—	—	—	(0.03)	(0.03)
Total distributions	—	(0.57)	(0.24)	(0.03)	(0.16)

Net asset value, end of year	$9.35	$8.72	$11.04	$11.92	$10.63
Total return[2]	7.23%	(15.80)%	(5.36)%	12.52%	9.14%

Net assets, end of year (millions)	$660	$625	$772	$723	$851

Ratios to average net assets:
Gross expenses	0.67%	0.67%	0.66%	0.68%	0.68%
Net expenses[3]	0.66 [4]	0.67 [4]	0.65 [4]	0.68 [4]	0.68
Net investment income	5.33	3.00	2.05	2.83	3.48

Portfolio turnover rate	88%	90%	51%	99%	103%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in‑kind.

BrandywineGLOBAL— Global Opportunities Bond Fund	55

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.74	$11.06	$11.94	$10.64	$9.90

Income (loss) from operations:
Net investment income	0.48	0.30	0.25	0.31	0.37
Net realized and unrealized gain (loss)	0.17	(2.03)	(0.88)	1.03	0.54
Total income (loss) from operations	0.65	(1.73)	(0.63)	1.34	0.91

Less distributions from:
Net investment income	(0.01)	(0.59)	(0.25)	—	(0.14)
Return of capital	—	—	—	(0.04)	(0.03)
Total distributions	(0.01)	(0.59)	(0.25)	(0.04)	(0.17)

Net asset value, end of year	$9.38	$8.74	$11.06	$11.94	$10.64
Total return[2]	7.42%	(15.67)%	(5.26)%	12.66%	9.21%

Net assets, end of year (millions)	$1,237	$1,223	$1,579	$1,411	$1,881

Ratios to average net assets:
Gross expenses	0.54%	0.56%	0.56%	0.58%	0.58%
Net expenses[3]	0.54 [4]	0.56 [4]	0.55 [4]	0.58 [4]	0.58
Net investment income	5.44	3.11	2.15	2.93	3.58

Portfolio turnover rate	88%	90%	51%	99%	103%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in‑kind.

56	BrandywineGLOBAL— Global Opportunities Bond Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH

Purchases or sales of front‑end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

BrandywineGLOBAL- Global Opportunities Bond Fund	A‑1

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.

A‑2	BrandywineGLOBAL- Global Opportunities Bond Fund

In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones

BrandywineGLOBAL- Global Opportunities Bond Fund	A‑3

commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

A‑4	BrandywineGLOBAL- Global Opportunities Bond Fund

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee‑based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

BrandywineGLOBAL- Global Opportunities Bond Fund	A‑5

Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

A‑6	BrandywineGLOBAL- Global Opportunities Bond Fund

•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Effective December 1, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Franklin Templeton and Legg Mason funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front‑end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

BrandywineGLOBAL- Global Opportunities Bond Fund	A‑7

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this Prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:
•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

A‑8	BrandywineGLOBAL- Global Opportunities Bond Fund

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

BrandywineGLOBAL- Global Opportunities Bond Fund	A‑9

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

A‑10	BrandywineGLOBAL- Global Opportunities Bond Fund

Franklin Templeton Funds Privacy and Security Notice

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/23

BrandywineGLOBAL —
Global Opportunities Bond Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑22338)
BWXX010895ST 05/24
© 2024 Franklin Templeton. All rights reserved.

Prospectus    May 1, 2024

Share class (Symbol): A (GLOAX), C (GLOCX), R (—), I (GBUSX), IS (GLOBX)

BRANDYWINEGLOBAL —
GLOBAL OPPORTUNITIES
BOND FUND (USD HEDGED)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
Maximize total return consisting of income and capital appreciation.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 32 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 99 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b‑1) fees	0.25	1.00	0.50	None	None
Other expenses	0.86	1.00	0.76[6]	0.99	0.64
Total annual fund operating expenses	1.61	2.50	1.76	1.49	1.14
Fees waived and/or expenses reimbursed[7]	(0.61)	(0.75)	(0.51)	(0.74)	(0.49)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00	1.75	1.25	0.75	0.65

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class—Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	473	806	1,162	2,164
Class C (with redemption at end of period)	278	707	1,263	2,559
Class C (without redemption at end of period)	178	707	1,263	2,559
Class R (with or without redemption at end of period)	127	505	907	2,032
Class I (with or without redemption at end of period)	77	399	743	1,715
Class IS (with or without redemption at end of period)	66	313	580	1,342
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 184% of the average value of its portfolio.
Principal investment strategies
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A‑ or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country. In addition, under normal market conditions, the fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A‑ or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The fund’s investments may include securities of sovereign governments and supranational organizations. The fund may invest up to 25% of its net assets in convertible debt securities.
The fund may purchase bonds issued in foreign currencies as well as U.S. dollar-denominated bonds. Under normal market conditions, the fund’s foreign currency exposure will be primarily hedged back to U.S. dollars through the use of currency forwards or other derivative contracts so that the fund’s portfolio will maintain at least 80% exposure to the U.S. dollar. While the fund will maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions, it may also invest in currency forwards or other derivative contracts to gain long or short exposure to foreign currencies in an effort to enhance returns.
The fund may invest in other derivative instruments, including bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The fund may use these derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although the portfolio managers have the flexibility to use these instruments for hedging purposes (subject to the fund’s policy to maintain at

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	3

least 80% of its net assets in U.S. dollar currency exposure under normal market conditions) and to enhance total return, they may choose not to for a variety of reasons, even under very volatile market conditions. Derivative investments are taken into account when determining compliance with the fund’s 80% investment policies.
The fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries and, unless conditions are deemed to be unfavorable, will invest at least 30% of its assets in investments tied economically to countries outside of the United States.
Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in issuers in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
The fund may invest in securities of any maturity. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

4	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

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The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its

6	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Currency hedging risk. Foreign currency forward contracts do not eliminate movements in the value of non‑U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. The fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the fund’s portfolio.
There can be no assurance that the fund’s currency hedging transactions will be effective. The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base, which would likely result in increased expenses per share.
Assets under management risk. From time to time a third party, the fund’s manager and/or affiliates of the fund’s manager or the fund (including Franklin Resources, Inc. sponsored mutual funds and ETFs) may invest in the fund and hold its investment for a specific period of time in order to facilitate commencement of the fund’s operations or for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.
Transactions by other funds and by other significant investors risk. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate some or all of its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. The fund may be unable to pursue its investment objective and may not be viable after one or more large redemptions and, as a result, may invest its remaining assets in cash or cash equivalents. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.

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Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

8	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter ( 12/31/2023): 8.45 Worst Quarter (09/30/2023): (5.57)

Average annual total returns (%)
(for periods ended December 31, 2023)

Class IS	1 year	Since inception	Inception date
Return before taxes	6.59	2.35	03/29/2019
Return after taxes on distributions	4.44	0.57
Return after taxes on distributions and sale of fund shares	3.84	1.13

Other Classes (Return before taxes only)
Class A	2.31	(3.72)	01/19/2021
Class C	4.57	(3.00)	01/19/2021
Class I	6.51	2.24	03/29/2019
FTSE World Government Bond Index (USD) (Hedged) (reflects no deduction for fees, expenses or taxes)[1]	6.42	0.14

[1]	For Class A and Class C shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the FTSE World Government Bond Index (USD) (Hedged) was (3.10)%.
The after‑tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns for classes other than Class IS will vary from returns shown for Class IS.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	9

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)
Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio managers: Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since

Tracy Chen, CFA, CAIA	Portfolio Manager	2020

David F. Hoffman, CFA	Portfolio Manager	2019

Brian L. Kloss, JD, CPA	Portfolio Manager	2020

John P. McIntyre, CFA	Portfolio Manager	2019

Anujeet Sareen, CFA	Portfolio Manager	2019
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
IRAs	250/50	250/50	N/A	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	1 million/None[2]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Available to investors investing directly with the fund.
[3]
IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

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For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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More on the fund’s investment strategies, investments and risks
Important information
The fund’s investment objective is to maximize total return consisting of income and capital appreciation.
Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries.
Any country that, at the time of purchase, has a sovereign debt rating of A‑ or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country.
An issuer is considered by the portfolio managers to be located in a developed country if such issuer meets one or more of the following criteria:

•	Has a class of its securities listed in a developed country;
•	Is organized (i.e., is incorporated or otherwise formed) under the laws of, or has a principal office (i.e., is headquartered) in, a developed country;
•	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more developed countries; or
•	Maintains 50% or more of its assets in one or more developed countries.
Although the fund invests primarily in issuers in developed market countries as defined above, the fund may also invest in emerging market countries, and some of the countries that the fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
In addition, under normal market conditions, the fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. For example, if the fund invested 60% of its assets in U.S. dollar-denominated bonds and 40% in bonds denominated in non‑U.S. currencies, the fund would use these strategies to hedge at least 20% of the non‑U.S. currency exposure back to the U.S. dollar so that the fund would have at least 80% exposure to the U.S. dollar (60% U.S. dollar-denominated bonds plus 20% hedged U.S. currency exposure).
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. For purposes of this 80% policy, net assets include borrowings for investment purposes, if any.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the statement of additional information (“SAI”).
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The weighted average effective duration of the fund’s portfolio, including derivatives, however, is expected to range from 1 to 10 years. The fund’s investments may be of any duration.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two‑year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten‑year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.”

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Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Fixed income securities in which the fund may invest include high yield debt (often called “junk bonds”); debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub‑divisions (including inflation index linked securities and municipal bonds); debt securities of supranational organizations such as bonds, debentures and freely transferable promissory notes; corporate debt securities, including debentures, bonds (including zero coupon bonds), convertible and non‑convertible notes, commercial paper, certificates of deposits, freely transferable promissory notes and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; and emerging markets debt.
Credit quality
The fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the fund intends to maintain an average weighted portfolio quality of A‑ or better, whether composed of rated securities or unrated securities deemed by the subadviser to be of comparable quality. The fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging market countries. Fixed income securities rated below investment grade are commonly known as “junk bonds.” Investment grade securities are securities rated at the time of purchase by at least one NRSRO within one of the top four categories (without regard to +/- designations), or, if unrated, judged by the subadviser to be of comparable credit quality.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, forward foreign currency transactions and swaps (including buying and selling credit default swaps). Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value‑at‑risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

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Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non‑governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non‑U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.
Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Foreign and emerging markets securities
The fund may invest without limit in both U.S. dollar and non‑U.S. dollar denominated securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.
Sovereign debt
The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
•	Fixed income securities issued by government-owned, controlled or sponsored entities
•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
•	Participations in loans between governments and financial institutions
•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Repurchase agreements
In a repurchase agreement, the fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

14	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Non‑U.S. currency transactions
The fund engages in non‑U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non‑U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non‑U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like

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CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities. Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Municipal securities
Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold.

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Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Cash management
The fund may hold cash pending investment, may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements (which have characteristics like borrowings) for cash management purposes. The fund may invest in money market funds, which may or may not be affiliated with the fund’s manager or the subadviser. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The portfolio managers follow a value approach to investing and therefore seek to identify relative value in the global bond markets. The portfolio managers define as undervalued those markets where they believe real interest rates are high and the currency is undervalued with the potential to appreciate. The portfolio managers will focus investments in those undervalued markets where they believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. The portfolio managers believe that such economic conditions provide the best potential to achieve capital appreciation. The fund employs a top‑down, value-oriented, and macro driven investment approach.
Alongside traditional financial and economic analyses, the subadviser typically assesses the potential impacts of material environmental, social and governance (ESG) factors on an issuer to determine whether, in the subadviser’s view, an issuer’s ESG practices present a financial opportunity or risk for an investment. Consideration of ESG factors and risks is only one potential input in the subadviser’s assessment of eligible investments and, as with any inputs considered by the subadviser, may not be a determinative factor in the subadviser’s final decision on whether to purchase (or sell) a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary across types of investments, industries, regions and issuers and ESG factors and weights considered may change over time. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

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The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels. It may continue to raise interest rates. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of the fund’s holdings to decrease. It cannot be predicted when inflation will return to more normalized levels or how long financial authorities will counter inflationary pressures with monetary tightening. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the

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opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

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The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non‑U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non‑U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non‑U.S. governments have defaulted on principal and interest payments.
If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Risks related to Russia’s invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the fund has exposure to Russian investments or investments in countries affected by the invasion, the fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The fund may determine that certain affected securities have zero value. In addition, any exposure that the fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the fund’s performance and the value of an investment in the fund, even beyond any direct exposure the fund may have to Russian issuers or issuers in other countries directly affected by the invasion.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible

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security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Model risk. Investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The lingering economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

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The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Although interest rates have significantly increased since 2022 through the date of this Prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, will create additional risks. For example, if the fund invests the proceeds of the borrowing, it will have a leveraging effect on its portfolio, the value of the fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a fund expense and will reduce the value of the fund’s shares.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
New derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

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The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

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Currency hedging risk. Foreign currency forward contracts do not eliminate movements in the value of non‑U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. The fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the fund’s portfolio.
There can be no assurance that the fund’s currency hedging transactions will be effective. The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.
Assets under management risk. From time to time a third party, the fund’s manager and/or affiliates of the fund’s manager or the fund (including Franklin Resources, Inc. sponsored mutual funds and ETFs) may invest in the fund and hold its investment for a specific period of time in order to facilitate commencement of the fund’s operations or for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.
Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Transactions by other funds and by other significant investors risk. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate some or all of its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. The fund may be unable to pursue its investment objective and may not be viable after one or more large redemptions and, as a result, may invest its remaining assets in cash or cash equivalents. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your

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investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Environmental, social and governance (ESG) considerations risk. ESG considerations are one of a number of factors that the subadviser examines when considering investments for the fund’s portfolio. In light of this, the issuers in which the fund invests may not be considered ESG‑focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the fund’s exposure to certain issuers or industries. In addition, ESG considerations assessed as part of the fund’s investment process may vary across types of eligible investments and issuers. The subadviser may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The subadviser’s assessment of an issuer’s ESG factors is subjective and may differ from that of investors, third-party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the subadviser may not reflect the beliefs and values of any particular investor. The subadviser also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party research providers, the timeliness, completeness and accuracy of which is out of the subadviser’s control. ESG factors are often not uniformly measured or defined, which could impact the subadviser’s ability to assess an issuer. While the subadviser views ESG considerations as having the potential to contribute to the fund’s long-term performance, there is no guarantee that such results will be achieved.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.franklintempleton.com/mutualfunds (click on the name of the fund) on a monthly basis. The fund intends to post its complete portfolio holdings no later than 14 calendar days following the month‑end.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (formerly known as Legg Mason Partners Fund Advisor, LLC) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2023, FTFA’s total assets under management were approximately $182.93 billion.
Brandywine Global Investment Management, LLC (“Brandywine Global” or the “subadviser”) provides the day‑to‑day portfolio management of the fund. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2023, Brandywine Global managed approximately $59.3 billion on a discretionary basis and $0.29 billion on a non‑discretionary basis.
FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.46 trillion.
Portfolio managers
Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Tracy Chen, CFA, CAIA	Ms. Chen joined Brandywine Global in 2008. As Portfolio Manager, she leads Brandywine Global’s structured credit investing, including investments in U.S. and European RMBS, CMBS, and ABS as well as CLO and other structured products. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products (2006-2008); GMAC Mortgage Group (2002-2006), focusing on mortgage whole loan pricing and trading; and Deloitte Consulting (2001-2002). Tracy earned her M.B.A. with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China.	2020
David F. Hoffman, CFA	Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Previously, he was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman earned a B.A. in Art History from Williams College.	2019
Brian L. Kloss, JD, CPA	Mr. Kloss joined Brandywine Global in 2009. As Portfolio Manager, he leads Brandywine Global’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Brian was co‑portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax	2020

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	consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.
John (Jack) P. McIntyre, CFA	Mr. McIntyre is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.	2019
Anujeet Sareen, CFA	Mr. Sareen is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed income and a global macro strategist, as well as a chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22‑year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen earned a B.A. in Computer Science from Brown University.	2019
The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fee
The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.
For the fiscal year ended December 31, 2023, the fund paid FTFA an effective management fee of 0.02% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2023.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.00% for Class A shares, 1.75% for Class C shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2025, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to

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waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares; and up to 0.50% for Class R shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	1.00% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class R	None	None	None	0.50% of average daily net assets	Class R shares of funds sold by the Distributor*	No

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Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor, $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee‑based programs, you should contact your Service Agent that administers your plan or sponsors the fee‑based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.

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Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	R	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓		✓
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non‑qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class R, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

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To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 but less than $500,000	2.25	2.30	2.25
$500,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

32	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified
•	Directors and officers of any Franklin Templeton sponsored fund
•	Employees of Franklin Resources and its subsidiaries

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	33

•	Investors investing through certain retirement plans
•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform
•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.
Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

34	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	On certain distributions from a retirement plan
•	For certain Omnibus Retirement Plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder
•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission
•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class R shares
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	35

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

36	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

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Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax‑advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class R	Class FI

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

38	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	39

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you

40	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

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Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

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When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

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Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class R, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

44	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
In addition, since the fund invests in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the fund’s international portfolio securities trade on foreign markets and the time as of which the fund’s net asset value is calculated (generally as of the close of the NYSE). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. This can result in the value of the fund’s shares being diluted. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of

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funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

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Dividends, other distributions and taxes
Dividends and other distributions
The fund generally pays dividends quarterly from its net investment income, if any, and from short-term capital gain (if any). Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and
•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want

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to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
If the fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. If the fund does not so elect, the foreign taxes paid or withheld will nonetheless reduce the fund’s taxable income. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may affect the amount, timing, and character of fund distributions to shareholders.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

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Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

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Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Class R shares of the fund had not begun operations as of the close of the fund’s last fiscal year and therefore have no financial highlights to report. The returns for Class R shares will differ from those of other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/1474103/000119312524055016/d555381dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$8.81	$9.82	$10.65

Income (loss) from operations:
Net investment income	0.46	0.29	0.15
Net realized and unrealized gain (loss)	0.06	(1.30)	(0.36)
Total income (loss) from operations	0.52	(1.01)	(0.21)

Less distributions from:
Net investment income	(0.42)	—	(0.09)
Net realized gains	—	—	(0.53)
Total distributions	(0.42)	—	(0.62)

Net asset value, end of year	$8.91	$8.81	$9.82
Total return[3]	6.26%	(10.39)%	(1.95)%

Net assets, end of year (000s)	$1,378	$267	$60

Ratios to average net assets:
Gross expenses	1.52%	1.26%	1.09%[4]
Net expenses[5,6]	1.00	1.00	1.00 [4]
Net investment income	5.30	3.28	1.52 [4]

Portfolio turnover rate	184%	118%	68%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 19, 2021 (inception date) to December 31, 2021.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in‑kind.

50	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$8.69	$9.77	$10.65

Income (loss) from operations:
Net investment income	0.39	0.21	0.08
Net realized and unrealized gain (loss)	0.08	(1.29)	(0.36)
Total income (loss) from operations	0.47	(1.08)	(0.28)

Less distributions from:
Net investment income	(0.38)	—	(0.07)
Net realized gains	—	—	(0.53)
Total distributions	(0.38)	—	(0.60)

Net asset value, end of year	$8.78	$8.69	$9.77
Total return[3]	5.57%	(11.05)%	(2.66)%

Net assets, end of year (000s)	$82	$33	$10

Ratios to average net assets:
Gross expenses	2.40%	2.12%	2.24%[4]
Net expenses[5,6]	1.75	1.75	1.75 [4]
Net investment income	4.54	2.36	0.82 [4]

Portfolio turnover rate	184%	118%	68%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 19, 2021 (inception date) to December 31, 2021.

[3]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in‑kind.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	51

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$8.84	$9.84	$10.68	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.48	0.32	0.18	0.26	0.26
Net realized and unrealized gain (loss)	0.07	(1.32)	(0.39)	0.91	0.34
Total income (loss) from operations	0.55	(1.00)	(0.21)	1.17	0.60

Less distributions from:
Net investment income	(0.43)	—	(0.10)	(0.62)	(0.23)
Net realized gains	—	—	(0.53)	(0.08)	(0.16)
Total distributions	(0.43)	—	(0.63)	(0.70)	(0.39)

Net asset value, end of year	$8.96	$8.84	$9.84	$10.68	$10.21
Total return[3]	6.51%	(10.16)%	(1.95)%	11.74%	6.02%

Net assets, end of year (000s)	$1,580	$1,211	$470	$128	$81

Ratios to average net assets:
Gross expenses	1.39%	1.00%	0.80%	0.75%[4]	0.80%[5]
Net expenses[6,7]	0.75	0.75	0.75	0.75 [4]	0.73 [5]
Net investment income	5.49	3.53	1.77	2.41	3.32 [5]

Portfolio turnover rate	184%	118%	68%[8]	111%	86%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 29, 2019 (inception date) to December 31, 2019.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.
[8]	Excludes securities delivered as a result of a redemption in‑kind.

[9]	Excludes securities received as a result of a contribution in‑kind.

52	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2023	2022	2021	2020	2019[2]

Net asset value, beginning of year	$8.85	$9.84	$10.69	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.49	0.25	0.21	0.27	0.26
Net realized and unrealized gain (loss)	0.08	(1.24)	(0.42)	0.92	0.34
Total income (loss) from operations	0.57	(0.99)	(0.21)	1.19	0.60

Less distributions from:
Net investment income	(0.44)	—	(0.11)	(0.63)	(0.23)
Net realized gains	—	—	(0.53)	(0.08)	(0.16)
Total distributions	(0.44)	—	(0.64)	(0.71)	(0.39)

Net asset value, end of year	$8.98	$8.85	$9.84	$10.69	$10.21
Total return[3]	6.59%	(9.96)%	(1.96)%	11.94%	6.06%

Net assets, end of year (000s)	$23,571	$46,607	$236,638	$431,213	$193,353

Ratios to average net assets:
Gross expenses	1.10%	0.75%	0.63%	0.63%[4]	0.73%[5]
Net expenses[6,7]	0.63	0.64	0.62	0.63 [4]	0.65 [5]
Net investment income	5.48	2.62	2.03	2.54	3.40 [5]

Portfolio turnover rate	184%	118%	68%[8]	111%	86%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 29, 2019 (inception date) to December 31, 2019.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.
[8]	Excludes securities delivered as a result of a redemption in‑kind.

[9]	Excludes securities received as a result of a contribution in‑kind.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	53

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Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front‑end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	A‑1

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.

A‑2	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	A‑3

commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

A‑4	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
¡	A fee‑based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	A‑5

Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

A‑6	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Effective December 1, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Franklin Templeton and Legg Mason funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front‑end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	A‑7

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this Prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

A‑8	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)	A‑9

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

A‑10	BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

Franklin Templeton Funds Privacy and Security Notice

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/23

BrandywineGLOBAL —
Global Opportunities Bond Fund (USD Hedged)

Global Opportunities Bond Fund (USD Hedged)
You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑22338)
BWXX506993ST 05/24
© 2024 Franklin Templeton. All rights reserved.

Prospectus   May 1, 2024

Share class (Symbol): A (LEGDX), C (LEGEX), R (LEGHX), I (LEGFX), IS (LEGGX)

BRANDYWINEGLOBAL —
SMALL CAP VALUE FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide long-term capital appreciation.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 23 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 99 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class I	Class IS
Management fees	0.80	0.80	0.80	0.80	0.80
Distribution and/or service (12b‑1) fees	0.25	1.00	0.50	None	None
Other expenses[6]	1.07	1.19[7]	1.14[7]	1.14	0.89
Acquired fund fees and expenses	0.22	0.22	0.22	0.22	0.22
Total annual fund operating expenses[8]	2.34	3.21	2.66	2.16	1.91
Fees waived and/or expenses reimbursed[9]	(0.87)	(0.99)	(0.84)	(0.94)	(0.79)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[10]	1.47	2.22	1.82	1.22	1.12

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

2	BrandywineGLOBAL — Small Cap Value Fund

[4]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]
Other expenses have been restated to exclude non‑recurring costs relating to commencement of the fund’s operations. Had such costs been included, Other expenses for each class would have been higher by 0.73%.

[7]
Other expenses for Class C shares and Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended December 31, 2023, amounts recaptured totaled 0.02% for Class C shares and 0.11% for Class R shares.

[8]
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[9]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.60% for Class R shares, 1.00% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[10]
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	691	1,161	1,656	3,016
Class C (with redemption at end of period)	325	897	1,593	3,243
Class C (without redemption at end of period)	225	897	1,593	3,243
Class R (with or without redemption at end of period)	185	747	1,336	2,932
Class I (with or without redemption at end of period)	124	585	1,072	2,418
Class IS (with or without redemption at end of period)	114	523	958	2,169
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 73% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of small‑cap companies. Small‑cap companies are companies whose market capitalizations at the time of investment are similar to market capitalizations of companies in the Russell 2000 Index, which varies due to market conditions and the composition of the index. Securities of companies that no longer meet this definition after purchase by the fund will still be considered to be securities of small‑cap companies for purposes of the fund’s 80% investment policy. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of February 29, 2024, the median market capitalization of the Russell 2000 Index was approximately $0.936 billion and the market capitalization of the largest company included in the Russell 2000 Index was approximately $45.683 billion.
Generally the fund invests in securities that the fund’s subadviser believes are undervalued, defined as trading for less than intrinsic value or asset value. To determine intrinsic value of a potential investment, the subadviser will examine a company’s financials, management, competition and earnings cycle as well as its industry’s short-term and long-term trends. The fund will typically acquire securities if the subadviser believes their intrinsic value is greater than their current market valuation and their inclusion would be beneficial to the overall portfolio.

BrandywineGLOBAL — Small Cap Value Fund	3

Equity securities in which the fund may invest include common stock, preferred securities, convertible securities, warrants, options, and securities of other investment companies (including exchange-traded funds (“ETFs”)) and of real estate investment companies (“REITs”).
The fund may invest up to 25% of its net assets in equity securities of foreign issuers. An issuer is considered to be a foreign issuer if it is organized under the laws of, or has a principal office (i.e., is headquartered) in, a country other than the United States, if its securities trade primarily on a non‑U.S. stock exchange or if a majority of its assets or operating income is derived from markets other than the United States. The fund may invest in foreign securities issued by issuers located in developed or emerging market countries.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Stock market and equity securities risk. The stock markets are volatile and the market prices of equity securities held by the fund may go up or down, sometimes rapidly or unpredictably. Equity securities may include exchange-traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of a security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.
Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the subadviser if other investors fail to recognize the company’s value and bid up the price or the factors that the subadviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the subadviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.
Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S.

4	BrandywineGLOBAL — Small Cap Value Fund

and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The fund may experience a substantial or complete loss on an individual security.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
REITs risk. The value of real estate investment trusts (“REITs”) may be affected by factors including the condition of the economy as a whole, changes in the value of the underlying real estate, the creditworthiness of the issuers of the investments, property taxes, interest rates, liquidity of the credit markets, poor performance by the REIT’s manager, and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have

BrandywineGLOBAL — Small Cap Value Fund	5

been less willing to make markets in recent years. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Transactions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base, which would likely result in increased expenses per share.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	BrandywineGLOBAL — Small Cap Value Fund

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. Performance prior to August 31, 2022 is that of the fund’s predecessor. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year, and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
The fund is the successor to an unregistered private fund (the “Predecessor Fund”). The performance prior to August 31, 2022, in the accompanying bar chart and table is that of the Predecessor Fund. On August 31, 2022, the Predecessor Fund transferred its assets to the fund in exchange for the fund’s Class IS shares.
The fund will be managed in all material respects in a manner equivalent to the management of the Predecessor Fund. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Predecessor Fund. In addition, the Predecessor Fund’s portfolio managers are the current portfolio managers of the fund. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor Fund was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor Fund was not subject. Had the Predecessor Fund been registered under the 1940 Act and been subject to the provisions of the Code applicable to the fund, its performance may have been adversely affected. The Predecessor Fund’s performance has been restated in the bar chart and table to reflect the fees and net expenses of the fund’s Class IS shares. The Predecessor Fund did not have distribution policies. The Predecessor Fund was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Best Quarter (12/31/2020): 43.32 Worst Quarter (03/31/2020): (38.80)

Average annual total returns (%)
(for periods ended December 31, 2023)

Class IS	1 year	5 years	Since inception	Inception date
Return before taxes	20.93	13.16	10.43	12/31/2015
Return after taxes on distributions	20.33	12.97	10.31
Return after taxes on distributions and sale of fund shares	12.62	10.50	8.48

Other Classes (Return before taxes only)
Class A	13.82	N/A	10.44	08/31/2022
Class C	19.08	N/A	14.68	08/31/2022
Class R	20.15	N/A	14.84	08/31/2022
Class I	20.66	N/A	15.37	08/31/2022
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)[1]	14.65	10.00	9.01
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	16.93	9.97	8.99

[1]	For Class A, Class C, Class R and Class I shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Russell 2000 Value Index was 8.60%.
[2]	For Class A, Class C, Class R and Class I shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Russell 2000 Index was 9.10%.

BrandywineGLOBAL — Small Cap Value Fund	7

The after‑tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns for classes other than Class IS will vary from returns shown for Class IS.

8	BrandywineGLOBAL — Small Cap Value Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)
Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio managers: Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since
Justin C. Bennitt	Portfolio Manager	2022*
Gregory P. Manley, CFA	Portfolio Manager	2022*
Steven D. Shin, CFA	Portfolio Manager	2022*

*
In addition, Messrs. Bennitt and Manley previously served as portfolio managers of the Predecessor Fund as of its inception date in December 2015, and Mr. Shin previously served as portfolio manager of the Predecessor Fund as of January 2022.

Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
IRAs	250/50	250/50	N/A	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	1 million/None[2]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Available to investors investing directly with the fund.
[3]
IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

BrandywineGLOBAL — Small Cap Value Fund	9

Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	BrandywineGLOBAL — Small Cap Value Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide long-term capital appreciation.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of small‑cap companies. Small‑cap companies are companies whose market capitalizations at the time of investment are similar to market capitalizations of companies in the Russell 2000 Index, which varies due to market conditions and the composition of the index. Securities of companies that no longer meet this definition after purchase by the fund will still be considered to be securities of small‑cap companies for purposes of the fund’s 80% investment policy. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of February 29, 2024, the median market capitalization of the Russell 2000 Index was approximately $0.936 billion and the market capitalization of the largest company included in the Russell 2000 Index was approximately $45.683 billion. The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.
The fund may invest up to 25% of its net assets in equity securities of foreign issuers.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Equity investments
Equity securities include exchange-traded and over‑the‑counter (“OTC”) common and preferred stocks, depositary receipts, warrants and rights, securities convertible into equity securities and, securities of other investment companies, including ETFs, and of REITs. Convertible securities may be purchased to gain additional exposure to the company or for their income or other features.
Foreign investments
The fund may invest up to 25% of its net assets (at the time of investment) in foreign equity securities. The fund may invest directly in foreign issuers or invest in depositary receipts. An issuer is considered to be a foreign issuer if it meets any one of the following factors: it is organized under the laws of, or has a principal office (i.e., is headquartered) in, a country other than the United States; its securities trade primarily on a non‑U.S. stock exchange; or a majority of its assets or operating income is derived from markets other than the United States. The fund may invest in foreign securities issued by issuers located in developed or emerging market countries.
Preferred stock
Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Preferred stock shares investment characteristics of both fixed income and equity securities.
Real estate investment trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.
Securities of other investment companies
The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules thereunder. If the fund acquires shares of other investment companies, fund shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the other investment companies.
Exchange-traded funds (ETFs)
The fund may invest in shares of open‑end management investment companies or unit investment trusts that are traded on a stock exchange, called ETFs. Typically, an ETF seeks to track (positively or negatively) the performance of an index by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an index-based ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index. Certain ETFs in which the fund may invest seek to track (positively or negatively) a multiple of index performance on any given day.

BrandywineGLOBAL — Small Cap Value Fund	11

Cash management
The fund may hold cash pending investment, may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements (which have characteristics like borrowings) for cash management purposes. The fund may invest in money market funds, which may or may not be affiliated with the fund’s manager or the subadviser. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Percentage and other limitations
The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.
Selection process
Generally the fund invests in securities that the fund’s subadviser believes are undervalued, defined as trading for less than intrinsic value or asset value. The subadviser seeks to determine the intrinsic value of a security through an examination of a company’s financials, management, competition, and earnings cycle as well as its industry’s short-term and long-term trends. The subadviser’s investment process is focused on estimating the value of businesses by understanding each business’s future free cash flows, return on capital, net asset value, capital allocation policies, and the likelihood that those factors will be maintained. In general, the subadviser will attribute greater value to businesses with higher return on capital. The fund will typically invest in securities when the subadviser believes their intrinsic value is greater than the current market valuation and their inclusion would be beneficial to the overall portfolio. The fund will typically sell securities when the subadviser believes they have reached their full valuation, or that there are better opportunities to deploy capital, or when new information causes the subadviser to change its investment thesis.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Stock market and equity securities risk. The stock markets are volatile and the market prices of equity securities held by the fund may go up or down, sometimes rapidly or unpredictably. Equity securities may include exchange-traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Changes in market conditions will not typically have the same impact on all types of securities. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.
Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the subadviser if other investors fail to recognize the company’s value and bid up the price or the factors that the subadviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the subadviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.
Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies

12	BrandywineGLOBAL — Small Cap Value Fund

generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The fund may experience a substantial or complete loss on an individual security.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

BrandywineGLOBAL — Small Cap Value Fund	13

REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuers of the investments, demand for rental properties, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency on the property interests they hold, defaults by borrowers, poor performance by the REIT’s manager and self-liquidation. REITs usually charge management fees, which may result in layering the fees paid by the fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Financial services sector risk. Companies in the financial services sector of an economy are subject to extensive and increasing governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financials sector as a whole, cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial services sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a fund. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies or the financial services sector as a whole.
Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non‑U.S. withholding or other taxes.

14	BrandywineGLOBAL — Small Cap Value Fund

It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non‑U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non‑U.S. governments have defaulted on principal and interest payments.
If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Transactions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or

BrandywineGLOBAL — Small Cap Value Fund	15

otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base, which would likely result in increased expenses per share.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.franklintempleton.com/mutualfunds (click on the name of the fund) on a monthly basis. The fund intends to post its complete portfolio holdings no later than 14 calendar days following the month‑end.

16	BrandywineGLOBAL — Small Cap Value Fund

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (formerly known as Legg Mason Partners Fund Advisor, LLC) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2023, FTFA’s total assets under management were approximately $182.93 billion.
Brandywine Global Investment Management, LLC (“Brandywine Global” or the “subadviser”) provides the day‑to‑day portfolio management of the fund. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2023, Brandywine Global managed approximately $59.3 billion on a discretionary basis and $0.29 billion on a non‑discretionary basis.
FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.46 trillion.
Manager of managers structure
The manager has received an exemptive order from the Securities and Exchange Commission that allows the fund to operate in a “manager of managers” structure whereby the manager can appoint and replace both affiliated and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The manager has the ultimate responsibility, subject to oversight by the fund’s board of trustees, to oversee subadvisers and recommend their hiring, termination and replacement. The fund does not currently intend to operate in a Manager of Managers Structure, and will provide advance notice to shareholders in the event of any change in that regard.
Portfolio managers
Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Justin C. Bennitt	Mr. Bennitt is a Portfolio Manager and Research Analyst and rejoined Brandywine Global in 2013. From 2005–2011, he served as a Managing Member of Clarke Bennitt, LLC. Prior to this, Mr. Bennitt held several roles with Brandywine Global including Midcap Value Equity Portfolio Co‑Manager (2004–2005); Senior Research Analyst – Small/Mid Product Group (2001–2005); Research Analyst – International Value Product Group (1998–2001) and Quantitative Analyst – Domestic and International Product Groups (1996–1998). He earned a B.A. in Economics from Hobart and William Smith Colleges.	2022*
Gregory P. Manley, CFA	Mr. Manley is a Portfolio Manager and Research Analyst and has been employed by Brandywine Global since 2000. During his career at Brandywine Global, he has served as a fundamental and quantitative analyst as well as the lead trader for the Diversified Value Equity portfolios. Previously, Mr. Manley was with Trinity Investment Management as a securities trader (1996-2000). He holds the Chartered Financial Analyst® designation and earned a B.A. in Accounting from Pennsylvania State University. He is a member of the CFA Society of Philadelphia and the CFA Institute.	2022*
Steven D. Shin, CFA	Mr. Shin is an Associate Portfolio Manager for the micro-, small- and smid‑cap portfolios and Research Analyst for the Fundamental Equity Team. Prior to	2022*

BrandywineGLOBAL — Small Cap Value Fund	17

joining Brandywine Global in April 2016, Steven was a senior investment analyst covering multiple sectors for value investment firms, Aegis Financial Corporation (2012-2015) and Leap Tide Capital Management (2005-2012), and an investment analyst for value investment firm, Kenner Management (Tivoli Partners, L.P.) (2004-2005). He also held associate positions in equity research with Jefferies & Company (2002-2004) covering value-oriented special situations and C.E. Unterberg, Towbin (2000-2001) covering technology. Steven graduated from Swarthmore College with a B.A. in Economics.

*
In addition, Messrs. Bennitt and Manley previously served as portfolio managers of the Predecessor Fund as of its inception date in December 2015, and Mr. Shin previously served as portfolio manager of the Predecessor Fund as of January 2022.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fee
The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.80% of the first $1 billion of average daily net assets; 0.75% of the next $2 billion of average daily net assets; and 0.70% of average daily net assets over $3 billion.
For the fiscal year ended December 31, 2023, the fund did not pay FTFA a management fee for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended December 31, 2022.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.60% for Class R shares, 1.00% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2025, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares; and up to 0.50% for Class R shares. Payments by the fund under its plan go to the Distributor,

18	BrandywineGLOBAL — Small Cap Value Fund

financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

BrandywineGLOBAL — Small Cap Value Fund	19

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	Up to 5.50%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class R	None	None	None	0.50% of average daily net assets	Class R shares of funds sold by the Distributor*	No

20	BrandywineGLOBAL — Small Cap Value Fund

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor, $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee‑based programs, you should contact your Service Agent that administers your plan or sponsors the fee‑based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.

BrandywineGLOBAL — Small Cap Value Fund	21

Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	R	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓		✓
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non‑qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class R, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

22	BrandywineGLOBAL — Small Cap Value Fund

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $750,000	2.00	2.04	1.75
$750,000 but less than $1 million	1.50	1.52	1.25
$1 million or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the

BrandywineGLOBAL — Small Cap Value Fund	23

Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

24	BrandywineGLOBAL — Small Cap Value Fund

•	Shareholders investing in Class A shares through Distributor Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified
•	Directors and officers of any Franklin Templeton sponsored fund
•	Employees of Franklin Resources and its subsidiaries
•	Investors investing through certain retirement plans
•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform
•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.
Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor

•	On shares representing reinvested distributions and dividends

BrandywineGLOBAL — Small Cap Value Fund	25

•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For certain Omnibus Retirement Plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission

•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class R shares
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

26	BrandywineGLOBAL — Small Cap Value Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

BrandywineGLOBAL — Small Cap Value Fund	27

Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

28	BrandywineGLOBAL — Small Cap Value Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax‑advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class R	Class FI

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

BrandywineGLOBAL — Small Cap Value Fund	29

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

30	BrandywineGLOBAL — Small Cap Value Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you

BrandywineGLOBAL — Small Cap Value Fund	31

hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

32	BrandywineGLOBAL — Small Cap Value Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

BrandywineGLOBAL — Small Cap Value Fund	33

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.
Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class R, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

34	BrandywineGLOBAL — Small Cap Value Fund

Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
In addition, since the fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the fund’s international portfolio securities trade on foreign markets and the time as of which the fund’s net asset value is calculated (generally as of the close of the NYSE). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. This can result in the value of the fund’s shares being diluted. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).

BrandywineGLOBAL — Small Cap Value Fund	35

In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

36	BrandywineGLOBAL — Small Cap Value Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. Shares will generally begin to earn dividends on the settlement date of purchase. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want

BrandywineGLOBAL — Small Cap Value Fund	37

to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
The fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may affect the amount, timing, and character of fund distributions to shareholders.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

38	BrandywineGLOBAL — Small Cap Value Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

BrandywineGLOBAL — Small Cap Value Fund	39

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/1474103/000119312524054982/d493462dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.22	0.04
Net realized and unrealized gain (loss)	1.82	(0.02)
Total income from operations	2.04	0.02

Less distributions from:
Net investment income	(0.19)	(0.08)
Total distributions	(0.19)	(0.08)

Net asset value, end of year	$11.79	$9.94
Total return[3]	20.45%	0.28%

Net assets, end of year (000s)	$1,485	$36

Ratios to average net assets:
Gross expenses	2.85%[4]	4.22%[5,6]
Net expenses[7,8]	1.25	1.25 [5]
Net investment income	2.11	1.20 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non‑recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.75% of non‑recurring organizational and offering costs related to the inception of the Fund.

[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in‑kind.

40	BrandywineGLOBAL — Small Cap Value Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.93	$10.00

Income (loss) from operations:
Net investment income	0.08	0.01
Net realized and unrealized gain (loss)	1.91	(0.01)
Total income from operations	1.99	0.00	[3]

Less distributions from:
Net investment income	(0.17)	(0.07)
Total distributions	(0.17)	(0.07)

Net asset value, end of year	$11.75	$9.93
Total return[4]	20.08%	(0.03)%

Net assets, end of year (000s)	$94	$5

Ratios to average net assets:
Gross expenses	3.74%[5,6]	5.40%[7,8]
Net expenses[9,10]	1.71 [6]	2.00	[7]
Net investment income	0.74	0.25	[7]

Portfolio turnover rate	73%	21%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratio includes 0.73% of non‑recurring offering costs related to the inception of the Fund.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Ratio includes 1.73% of non‑recurring organizational and offering costs related to the inception of the Fund.

[9]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Excludes securities received as a result of a contribution in‑kind.

BrandywineGLOBAL — Small Cap Value Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.93	$10.00

Income (loss) from operations:
Net investment income	0.10	0.02
Net realized and unrealized gain (loss)	1.89	(0.01)
Total income from operations	1.99	0.01

Less distributions from:
Net investment income	(0.13)	(0.08)
Total distributions	(0.13)	(0.08)

Net asset value, end of year	$11.79	$9.93
Total return[3]	20.15%	0.11%

Net assets, end of year (000s)	$6	$5

Ratios to average net assets:
Gross expenses	3.28%[4,5]	4.90%[6,7]
Net expenses[8,9]	1.46 [5]	1.60 [6]
Net investment income	0.92	0.65 [6]

Portfolio turnover rate	73%	21%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non‑recurring offering costs related to the inception of the Fund.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Ratio includes 1.73% of non‑recurring organizational and offering costs related to the inception of the Fund.

[8]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities received as a result of a contribution in‑kind.

42	BrandywineGLOBAL — Small Cap Value Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.15	0.04
Net realized and unrealized gain (loss)	1.89	(0.01)
Total income from operations	2.04	0.03

Less distributions from:
Net investment income	(0.17)	(0.09)
Total distributions	(0.17)	(0.09)

Net asset value, end of year	$11.81	$9.94
Total return[3]	20.66%	0.29%

Net assets, end of year (000s)	$6	$5

Ratios to average net assets:
Gross expenses	2.67%[4]	4.40%[5,6]
Net expenses[7,8]	1.00	1.00 [5]
Net investment income	1.43	1.25 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non‑recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.73% of non‑recurring organizational and offering costs related to the inception of the Fund.

[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in‑kind.

BrandywineGLOBAL — Small Cap Value Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.16	0.05
Net realized and unrealized gain (loss)	1.90	(0.02)
Total income from operations	2.06	0.03

Less distributions from:
Net investment income	(0.20)	(0.09)
Total distributions	(0.20)	(0.09)

Net asset value, end of year	$11.80	$9.94
Total return[3]	20.93%	0.30%

Net assets, end of year (000s)	$18,751	$15,612

Ratios to average net assets:
Gross expenses	2.42%[4]	3.87%[5,6]
Net expenses[7,8]	0.90	0.90 [5]
Net investment income	1.47	1.35 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non‑recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.72% of non‑recurring organizational and offering costs related to the inception of the Fund.

[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in‑kind.

44	BrandywineGLOBAL — Small Cap Value Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front‑end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

BrandywineGLOBAL — Small Cap Value Fund	A‑1

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.

A‑2	BrandywineGLOBAL — Small Cap Value Fund

In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones

BrandywineGLOBAL — Small Cap Value Fund	A‑3

commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

A‑4	BrandywineGLOBAL — Small Cap Value Fund

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
¡	A fee‑based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

BrandywineGLOBAL — Small Cap Value Fund	A‑5

Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also	referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

A‑6	BrandywineGLOBAL — Small Cap Value Fund

•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Effective December 1, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Franklin Templeton and Legg Mason funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front‑end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

BrandywineGLOBAL — Small Cap Value Fund	A‑7

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this Prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

A‑8	BrandywineGLOBAL — Small Cap Value Fund

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

BrandywineGLOBAL — Small Cap Value Fund	A‑9

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

A‑10	BrandywineGLOBAL — Small Cap Value Fund

Franklin Templeton Funds Privacy and Security Notice
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

THIS PAGE IS NOT PART OF THE PROSPECTUS
GOF LPR 10/23

BrandywineGLOBAL — Small Cap Value Fund	A‑11

BrandywineGLOBAL —
Small Cap Value Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑22338)
BWXX668059ST 05/24
© 2024 Franklin Templeton. All rights reserved.

Prospectus   May 1, 2024

Share class (Symbol): A (LMBAX), C (LMBCX), FI (LGSCX), R (LMBRX), I (LMSIX), IS (LMBMX)

FRANKLIN
U.S. SMALL CAP EQUITY FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
Long-term capital appreciation.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 20 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 61 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b‑1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.49	0.42	0.72	0.45[6]	0.45	0.24
Acquired fund fees and expenses	0.03	0.03	0.03	0.03	0.03	0.03
Total annual fund operating expenses[7]	1.47	2.15	1.70	1.68	1.18	0.97
Fees waived and/or expenses reimbursed[8]	(0.14)	(0.07)	(0.37)	(0.10)	(0.15)	(0.19)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[9]	1.33	2.08	1.33	1.58	1.03	0.78

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

2	Franklin U.S. Small Cap Equity Fund

[4]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[8]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 1.00% for Class I shares and 0.75% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

[9]
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	678	977	1,297	2,199
Class C (with redemption at end of period)	311	666	1,147	2,303
Class C (without redemption at end of period)	211	666	1,147	2,303
Class FI (with or without redemption at end of period)	135	499	887	1,977
Class R (with or without redemption at end of period)	161	520	904	1,979
Class I (with or without redemption at end of period)	105	360	635	1,420
Class IS (with or without redemption at end of period)	80	290	518	1,173
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Franklin U.S. Small Cap Equity Fund	3

Principal investment strategies
Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States, at the time of investment or other investments with similar economic characteristics. The fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization but may depart from this if the portfolio managers believe it to be in the best interests of the fund. The fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Stock market and equity securities risk. The stock markets are volatile and the market prices of equity securities held by the fund may go up or down, sometimes rapidly or unpredictably. Equity securities may include exchange-traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of a security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization

4	Franklin U.S. Small Cap Equity Fund

companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The fund may experience a substantial or complete loss on an individual security.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Franklin U.S. Small Cap Equity Fund	5

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2020): 27.70 Worst Quarter (03/31/2020): (34.35)

Average annual total returns (%)
(for periods ended December 31, 2023)

Class I	1 year	5 years	10 years
Return before taxes	18.81	12.03	7.37
Return after taxes on distributions	17.74	10.07	5.37
Return after taxes on distributions and sale of fund shares	11.83	9.29	5.45

Other Classes (Return before taxes only)
Class A	12.04	10.43	6.43
Class C	16.68	10.88	6.25
Class FI	18.47	11.71	7.01
Class IS	18.95	12.20	7.50
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.93	9.97	7.16
The after‑tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns for classes other than Class I will vary from returns shown for Class I.
Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)
Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)
Portfolio managers: Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers. At Franklin Advisers, all portfolios are managed on a collaborative basis using a systematic, rules based approach.

Portfolio manager	Title	Portfolio manager of the fund since

Sundaram Chettiappan, CFA	Portfolio Manager	September 2023

Christopher W. Floyd, CFA	Portfolio Manager	2021

6	Franklin U.S. Small Cap Equity Fund

Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None[3]	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None[3,4]	N/A4
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	N/A	1 million/None[3,5]	N/A5
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None[6]	None/None[6]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	N/A	1 million/None[3]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Franklin U.S. Small Cap Equity Fund	7

More on the fund’s investment strategies, investments and risks
Important information
The fund’s investment objective is long-term capital appreciation.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal market conditions, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States, at the time of investment or other investments with similar economic characteristics.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the statement of additional information (“SAI”).
Small market capitalization securities
The fund considers companies to have relatively small market capitalizations if they have market capitalizations not exceeding (i) $3 billion or (ii) the highest month‑end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization. Securities of companies whose market capitalizations met this definition at the time they were purchased by the fund but no longer meet this definition will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.
Equity investments
Equity securities include exchange-traded and over‑the‑counter (“OTC”) common and preferred stocks, depositary receipts, warrants and rights, securities convertible into equity securities, and securities of other investment companies and of real estate investment trusts (“REITs”).
American depositary receipts (“ADRs”)
ADRs are typically dollar-denominated instruments that entitle the holder to income and gains (or losses) on certain foreign securities held at U.S. banks. ADRs trade on an exchange in the United States.
Derivatives
Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments or indexes. The fund may engage in a variety of transactions using derivatives, such as futures and options on these futures; and options on securities or securities indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities
•	As a cash flow management technique
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments or indexes.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value‑at‑risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
Real estate investment trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders, provided they comply with the applicable

8	Franklin U.S. Small Cap Equity Fund

requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.
High yield securities
The fund may invest a portion of its assets in high yield securities (“junk bonds”). Up to 5% of the fund’s total assets may be invested in fixed income securities rated below investment grade, commonly referred to as “junk bonds,” or, if unrated, determined by the subadviser to be of comparable quality. Debt securities rated below BBB/Baa by S&P Global Ratings or Moody’s Investors Service, Inc., and unrated securities considered by the subadviser to be of equivalent quality, are commonly known as “junk bonds.”
Additional investments
In addition to its principal investment strategies, the fund may engage in other transactions. For example, although the fund expects to remain substantially fully invested in equity securities, the fund may invest in debt or other fixed income securities, cash and money market instruments, including repurchase agreements.
The fund may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, and invest in securities of other investment companies.
Cash management
The fund may hold cash pending investment, may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements (which have characteristics like borrowings) for cash management purposes. The fund may invest in money market funds, which may or may not be affiliated with the fund’s manager or the subadvisers. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Percentage and other limitations
The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.
Selection Process
The subadviser uses a bottom‑up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the fund’s investable universe by the subadviser’s determination of their relative attractiveness.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Stock market and equity securities risk. The stock markets are volatile and the market prices of equity securities held by the fund may go up or down, sometimes rapidly or unpredictably. Equity securities may include exchange-traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of an equity security may fluctuate based on overall market conditions, such as

Franklin U.S. Small Cap Equity Fund	9

real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Changes in market conditions will not typically have the same impact on all types of securities. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The fund may experience a substantial or complete loss on an individual security.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

10	Franklin U.S. Small Cap Equity Fund

Model risk. Investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.
Industry or sector focus risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.
Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.
Illiquidity risk. Illiquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non‑U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
With respect to the fund’s cleared derivative transactions, the fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated

Franklin U.S. Small Cap Equity Fund	11

market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuers of the investments, demand for rental properties, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency on the property interests they hold, defaults by borrowers, poor performance by the REIT’s manager and self-liquidation. REITs usually charge management fees, which may result in layering the fees paid by the fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Transactions by affiliated funds and by other significant investors. The fund may be an investment option for mutual funds and ETFs that are managed by Franklin Templeton Fund Adviser, LLC and its affiliates, including Franklin Templeton investment managers, unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In

12	Franklin U.S. Small Cap Equity Fund

addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.franklintempleton.com/mutualfunds (click on the name of the fund) on a monthly basis. The fund intends to post its complete portfolio holdings no later than 14 calendar days following the month‑end.

Franklin U.S. Small Cap Equity Fund	13

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) (formerly known as Legg Mason Partners Fund Advisor, LLC) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2023, FTFA’s total assets under management were approximately $182.93 billion.
Franklin Advisers, Inc. (“Franklin Advisers” or the “subadviser”) provides the day‑to‑day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”). Franklin Advisers has offices at One Franklin Parkway, San Mateo, CA 94403-1906. Franklin Advisers provides asset management services to numerous other investment companies and accounts.
Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2023, the total assets under management of Western Asset and its supervised affiliates were approximately $384.48 billion.
FTFA, Franklin Advisers and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2023, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.46 trillion.
Portfolio managers
Primary responsibility for the day‑to‑day management of the fund lies with the following portfolio managers. Each is responsible for the strategic oversight of the fund’s investments. The portfolio managers focus on portfolio implementation and are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Franklin Advisers’ current investment strategies.

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
Sundaram Chettiappan, CFA	Vice President, Portfolio Manager for Franklin Templeton Investment Solutions (“FTIS”). Prior to joining Franklin Templeton in 2018, Mr. Chettiappan served as a senior quantitative researcher at Balyasny Asset Management. Previously, Mr. Chettiappan spent 12 years at McKinley Capital Management working on multi-factor alpha modeling and portfolio construction covering Global and Non‑US equities. He entered the financial services industry in 2006. He holds a Bachelor of Engineering Computer Sciences and Engineering from the College of Engineering Guindy, Anna University and a M.S. in Quantitative and Computational Finance from Georgia Institute of Technology. Mr. Chettiappan has been awarded the Certificate in ESG Investing from the CFA Institute.	September 2023
Christopher W. Floyd, CFA	Vice President, Portfolio Manager for Franklin Templeton Investment Solutions (“FTIS”). Mr. Floyd was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Batterymarch Financial Management, Inc. (“Batterymarch”), which merged with QS Investors in 2014. Prior to joining Batterymarch, he held positions at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He holds a B.A. in Economics from Dartmouth College and an M.B.A. in Management from Cornell University.	2021

14	Franklin U.S. Small Cap Equity Fund

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Management fee
The fund pays a management fee at an annual rate of 0.70% of its average daily net assets.
For the fiscal year ended December 31, 2023, the fund paid FTFA an effective management fee of 0.48%, inclusive of fees recaptured pursuant to the fund’s expense limitation arrangements, of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Semi-Annual Report for the period ended June 30, 2023.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 1.00% for Class I shares and 0.75% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2025, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) at the annual rate of 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2025 but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships

Franklin U.S. Small Cap Equity Fund	15

with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Franklin U.S. Small Cap Equity Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	Up to 5.50%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee‑based programs and retirement plans	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class R	None	None	None	0.50% of average daily	Class R shares of funds	No

Franklin U.S. Small Cap Equity Fund	17

			net assets	sold by the Distributor*

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor, $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee‑based programs, you should contact your Service Agent that administers your plan or sponsors the fee‑based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan

18	Franklin U.S. Small Cap Equity Fund

fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	R	I	IS
Individual Investors	✓	✓			✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓	✓[1]	✓	✓
Individual Retirement Plans	✓	✓			✓
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓			✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non‑qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the Distributor; and (x) investors who rollover fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class R, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements

Franklin U.S. Small Cap Equity Fund	19

or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $750,000	2.00	2.04	1.75
$750,000 but less than $1 million	1.50	1.52	1.25
$1 million or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin

20	Franklin U.S. Small Cap Equity Fund

Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;
•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.

Franklin U.S. Small Cap Equity Fund	21

Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified
•	Directors and officers of any Franklin Templeton sponsored fund
•	Employees of Franklin Resources and its subsidiaries
•	Investors investing through certain retirement plans
•	Investors who rollover fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform
•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.
Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.
Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges–Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

22	Franklin U.S. Small Cap Equity Fund

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans
•	On certain distributions from a retirement plan
•	For certain Omnibus Retirement Plans
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder
•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission
•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class R shares
You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Franklin U.S. Small Cap Equity Fund	23

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

24	Franklin U.S. Small Cap Equity Fund

Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Franklin U.S. Small Cap Equity Fund	25

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares (or a different share class, if permitted) of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax‑advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.
	Exchange from share class	Exchangeable for
	Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
	Class IS	Advisor Class, Class Z or Class R6
	Class FI	Class R
	Class R	Class FI

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

26	Franklin U.S. Small Cap Equity Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Franklin U.S. Small Cap Equity Fund	27

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you

28	Franklin U.S. Small Cap Equity Fund

hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Franklin U.S. Small Cap Equity Fund	29

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

30	Franklin U.S. Small Cap Equity Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Franklin U.S. Small Cap Equity Fund	31

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class R, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if

32	Franklin U.S. Small Cap Equity Fund

applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of

Franklin U.S. Small Cap Equity Fund	33

any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

34	Franklin U.S. Small Cap Equity Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. Shares will generally begin to earn dividends on the settlement date of purchase. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund
Distributions of investment income that the fund reports as qualified dividend income may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax professional before buying shares no matter when you are investing.

Franklin U.S. Small Cap Equity Fund	35

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
The fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may affect the amount, timing, and character of fund distributions to shareholders.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

36	Franklin U.S. Small Cap Equity Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Franklin U.S. Small Cap Equity Fund	37

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Class R shares of the fund had not begun operations as of the end of the fiscal year and therefore have no financial highlights to report. The returns for Class R shares will differ from those of other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/1474103/000119312524042276/d472293dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.02	$13.71	$13.09	$12.22	$10.29

Income (loss) from operations:
Net investment income	0.04	0.01	0.04	0.04	0.04
Net realized and unrealized gain (loss)	1.98	(2.14)	3.84	1.29	2.05
Total income (loss) from operations	2.02	(2.13)	3.88	1.33	2.09

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.00)[2]	(0.10)	(0.02)
Net realized gains	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)
Total distributions	(0.45)	(0.56)	(3.26)	(0.46)	(0.16)

Net asset value, end of year	$12.59	$11.02	$13.71	$13.09	$12.22
Total return[3]	18.54%	(15.42)%	30.03%	10.99%	20.43%

Net assets, end of year (000s)	$64,794	$56,113	$68,716	$12,128	$13,223

Ratios to average net assets:
Gross expenses	1.44%	1.36%	1.32%	1.27%	1.24%
Net expenses[4,5]	1.20	1.20	1.19	1.14	1.12
Net investment income	0.37	0.08	0.23	0.37	0.38

Portfolio turnover rate	34%	31%[6]	39%	37%	51%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2025, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

5.	Reflects fee waivers and/or expense reimbursements.

6.	Excludes securities delivered as a result of a redemption in‑kind.

38	Franklin U.S. Small Cap Equity Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.62	$12.10	$11.95	$11.17	$9.47

Income (loss) from operations:
Net investment loss	(0.04)	(0.07)	(0.12)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.72	(1.89)	3.53	1.18	1.89
Total income (loss) from operations	1.68	(1.96)	3.41	1.14	1.84

Less distributions from:
Net realized gains	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)
Total distributions	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)

Net asset value, end of year	$10.86	$9.62	$12.10	$11.95	$11.17
Total return[2]	17.68%	(16.08)%	28.92%	10.16%	19.52%

Net assets, end of year (000s)	$478	$366	$326	$640	$1,125

Ratios to average net assets:
Gross expenses	2.14%	2.11%	2.04%	2.05%	2.04%[3]
Net expenses[4,5]	1.95	1.95	1.95	1.91	1.93 [3]
Net investment loss	(0.38)	(0.64)	(0.84)	(0.42)	(0.42)

Portfolio turnover rate	34%	31%[6]	39%	37%	51%

1.	Per share amounts have been calculated using the average shares method.

2.
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3.	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

4.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2025, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

5.	Reflects fee waivers and/or expense reimbursements.

6.	Excludes securities delivered as a result of a redemption in‑kind.

Franklin U.S. Small Cap Equity Fund	39

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.32	$12.86	$12.45	$11.61	$9.78

Income (loss) from operations:
Net investment income	0.04	0.01	0.00 [2]	0.02	0.04
Net realized and unrealized gain (loss)	1.84	(2.00)	3.67	1.24	1.95
Total income (loss) from operations	1.88	(1.99)	3.67	1.26	1.99

Less distributions from:
Net investment income	(0.01)	(0.03)	—	(0.06)	(0.02)
Net realized gains	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)
Total distributions	(0.45)	(0.55)	(3.26)	(0.42)	(0.16)

Net asset value, end of year	$11.75	$10.32	$12.86	$12.45	$11.61
Total return[3]	18.47%	(15.37)%	29.85%	10.94%	20.42%

Net assets, end of year (000s)	$20	$18	$23	$18	$150

Ratios to average net assets:
Gross expenses	1.67%	1.78%	1.77%	1.72%	1.41%[4]
Net expenses[5,6]	1.20	1.20	1.20	1.20	1.20 [4]
Net investment income	0.37	0.09	0.03	0.24	0.33

Portfolio turnover rate	34%	31%[7]	39%	37%	51%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2025, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

6.	Reflects fee waivers and/or expense reimbursements.

7.	Excludes securities delivered as a result of a redemption in‑kind.

40	Franklin U.S. Small Cap Equity Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.43	$14.18	$13.43	$12.52	$10.53

Income (loss) from operations:
Net investment income	0.08	0.05	0.04	0.07	0.07
Net realized and unrealized gain (loss)	2.05	(2.21)	3.97	1.33	2.11
Total income (loss) from operations	2.13	(2.16)	4.01	1.40	2.18

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.00) [2]	(0.13)	(0.05)
Net realized gains	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)
Total distributions	(0.49)	(0.59)	(3.26)	(0.49)	(0.19)

Net asset value, end of year	$13.07	$11.43	$14.18	$13.43	$12.52
Total return[3]	18.81%	(15.10)%	30.22%	11.26%	20.74%

Net assets, end of year (000s)	$2,125	$1,555	$2,274	$3,718	$4,257

Ratios to average net assets:
Gross expenses	1.15%	1.11%	1.03%	1.06%	1.05%[4]
Net expenses[5,6]	0.90	0.90	0.90	0.90	0.90 [4]
Net investment income	0.67	0.37	0.27	0.60	0.58

Portfolio turnover rate	34%	31%[7]	39%	37%	51%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2025, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

6.	Reflects fee waivers and/or expense reimbursements.

7.	Excludes securities delivered as a result of a redemption in‑kind.

Franklin U.S. Small Cap Equity Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.01	$13.73	$13.07	$12.19	$10.26

Income (loss) from operations:
Net investment income	0.09	0.05	0.07	0.08	0.09
Net realized and unrealized gain (loss)	1.97	(2.12)	3.85	1.30	2.05
Total income (loss) from operations	2.06	(2.07)	3.92	1.38	2.14

Less distributions from:
Net investment income	(0.06)	(0.13)	(0.00) [2]	(0.14)	(0.07)
Net realized gains	(0.44)	(0.52)	(3.26)	(0.36)	(0.14)
Total distributions	(0.50)	(0.65)	(3.26)	(0.50)	(0.21)

Net asset value, end of year	$12.57	$11.01	$13.73	$13.07	$12.19
Total return[3]	18.95%	(14.92)%	30.38%	11.47%	20.92%

Net assets, end of year (000s)	$27,559	$43,150	$118,348	$122,658	$126,394

Ratios to average net assets:
Gross expenses	0.94%	0.88%	0.84%	0.89%	0.86%[4]
Net expenses[5,6]	0.75	0.75	0.75	0.75	0.75 [4]
Net investment income	0.78	0.39	0.46	0.76	0.77

Portfolio turnover rate	34%	31%[7]	39%	37%	51%

1.	Per share amounts have been calculated using the average shares method.

2.	Amount represents less than $0.005 or greater than $(0.005) per share.

3.
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4.	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5.
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

6.	Reflects fee waivers and/or expense reimbursements.

7.	Excludes securities delivered as a result of a redemption in‑kind.

42	Franklin U.S. Small Cap Equity Fund

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Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front‑end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

A‑1	Franklin U.S. Small Cap Equity Fund

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.

Franklin U.S. Small Cap Equity Fund	A‑2

In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones

A‑3	Franklin U.S. Small Cap Equity Fund

commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

•	The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

Franklin U.S. Small Cap Equity Fund	A‑4

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee‑based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

A‑5	Franklin U.S. Small Cap Equity Fund

Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also	referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

Franklin U.S. Small Cap Equity Fund	A‑6

•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Effective December 1, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.
Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Franklin Templeton and Legg Mason funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front‑end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

A‑7	Franklin U.S. Small Cap Equity Fund

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases on the PSS Platform
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this Prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Share Classes
Shareholders purchasing fund shares on the PSS platform are eligible only for the following share classes:

•	Class A shares are available in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
•	Class A1 and Class C shares are available only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton or Legg Mason Fund purchased with a sales charge. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

Franklin U.S. Small Cap Equity Fund	A‑8

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction Plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA or non‑IRA PDP plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of either the Franklin Templeton or Legg Mason fund families so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e., systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k) and which are not held on the PSS platform.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

A‑9	Franklin U.S. Small Cap Equity Fund

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).

Franklin U.S. Small Cap Equity Fund	A‑10

Franklin Templeton Funds Privacy and Security Notice
Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non‑public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non‑public personal information to anyone and only share it as described in this notice.
Information We Collect
When you invest with us, you provide us with your non‑public personal information. We collect and use this information to service your accounts and respond to your requests. The non‑public personal information we may collect falls into the following categories:

•
Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•
Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).
•
Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.
Disclosure Policy
To better service your accounts and process transactions or services you requested, we may share non‑public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non‑public personal information with these companies without first offering you the opportunity to prevent that sharing.
We will only share non‑public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.
Confidentiality and Security
Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non‑public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.
At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632‑2301.
*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:
Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans
Franklin Advisers, Inc.
Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan
Franklin Mutual Advisers, LLC
Franklin, Templeton and Mutual Series Funds
Franklin Templeton Institutional, LLC
Franklin Templeton Investments Corp., Canada
Franklin Templeton Investments Management, Limited UK
Legg Mason Funds
Templeton Asset Management, Limited
Templeton Global Advisors, Limited
Templeton Investment Counsel, LLC
If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

GOF LPR 10/23	THIS PAGE IS NOT PART OF THE PROSPECTUS

Franklin

U.S. Small Cap Equity Fund
You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑22338)
BATX010135ST 05/24
© 2024 Franklin Templeton. All rights reserved.

May 1, 2024

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Fund	Ticker Symbol

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS

BRANDYWINEGLOBAL – FLEXIBLE BOND FUND (“Flexible Bond Fund”)	LFLAX	LFLCX	N/A	N/A	—	LFLIX	LFLSX

BRANDYWINEGLOBAL – GLOBAL OPPORTUNITIES BOND FUND (“Global Opportunities Bond Fund”)	GOBAX	LGOCX	GOBCX	GOBFX	LBORX	GOBIX	GOBSX

BRANDYWINEGLOBAL – GLOBAL OPPORTUNITIES BOND FUND (USD HEDGED) (“Global Opportunities Bond Fund (USD Hedged)”)	GLOAX	GLOCX	N/A	N/A	—	GBUSX	GLOBX

BRANDYWINEGLOBAL – SMALL CAP VALUE FUND (“Small Cap Value Fund”)	LEGDX	LEGEX	N/A	N/A	LEGHX	LEGFX	LEGGX

100 International Drive

Baltimore, Maryland 21202

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated May 1, 2024, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference

(https://www.sec.gov/Archives/edgar/data/1474103/000119312524054984/d497618dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524055018/d550743dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524055016/d555381dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524054982/d493462dncsr.htm). The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus@franklintempleton.com or by visiting www.franklintempleton.com/mutualfundsliterature. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

BK34 SAI 05/24

GLOSSARY OF TERMS

Because the following is a combined glossary of terms, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

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“Legg Mason” means Legg Mason, Inc.

“Manager” or “FTFA” means Franklin Templeton Fund Adviser, LLC (formerly Legg Mason Partners Fund Advisor, LLC).

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Brandywine Global Investment Management, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

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INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain additional strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Flexible Bond Fund

•	Investment Objective: Current income and capital appreciation

•	Under normal market conditions the Fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics.

•	Under normal market conditions the Fund’s foreign currency exposure will be limited to 25% of the Fund’s assets.

•	The Fund may invest up to:

•

25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity

•	25% of its assets in convertible securities

•	10% of its assets in preferred equity securities of companies of any size

•	10% of its assets in common equity securities of companies of any size

•	The Fund may not invest more than 5% of its assets in any one non-sovereign issue at time of purchase.

•

Generally, the Fund may purchase and sell any type of derivative. However, as an operating policy, the Fund will only purchase or sell a particular derivative if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative is primarily measured. Since the Fund is authorized to invest in foreign securities, the Fund may purchase and sell foreign currency derivatives.

•	The Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium.

Global Opportunities Bond Fund

•	Investment Objective: To maximize total return consisting of income and capital appreciation

•

Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries, as described in the Fund’s prospectus. The Fund may not change its 80% policy without providing shareholders at least 60 days’ prior notice.

•	The Fund intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”).

•	The Fund may invest up to 25% of its net assets in convertible debt securities.

•

Generally, the Fund may purchase and sell any type of derivative. However, as an operating policy, the Fund will only purchase or sell a particular derivative if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative is primarily measured. Since the Fund is authorized to invest in foreign securities, the Fund may purchase and sell foreign currency derivatives.

•	The Fund may enter into futures contracts and related options provided that not more than 15% of its net assets are required as a futures contract deposit and/or premium.

Global Opportunities Bond Fund (USD Hedged)

•	Investment Objective: To maximize total return consisting of income and capital appreciation

•

Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. In addition, under normal market conditions, the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The Fund may not change its 80% policy without providing shareholders at least 60 days’ prior notice.

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•	The Fund intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”).

•	The Fund may invest up to 25% of its net assets in convertible debt securities.

•	The Fund may enter into futures contracts and related options provided that not more than 15% of its net assets are required as a futures contract deposit and/or premium.

Small Cap Value Fund

•	Investment Objective: The Fund seeks to provide long-term capital appreciation.

•

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Small-cap companies are companies whose market capitalizations at the time of investment are similar to market capitalizations of companies in the Russell 2000 Index, which varies due to market conditions and the composition of the index. Securities of companies that no longer meet this definition after purchase by the Fund will still be considered to be securities of small-cap companies for purposes of the Fund’s 80% investment policy. The Fund may not change its 80% investment policy without providing shareholders at least 60 days’ prior notice.

•	The Fund may invest up to 25% of its net assets in equity securities of foreign issuers.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below. An investment will be deemed to have been made at the time the Fund enters into a binding commitment to complete the investment. The Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Flexible Bond Fund

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if it does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In

5

addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of a fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity- related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/ or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized fully by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. For purposes of the policy above, securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry or group of industries for purposes of this fundamental policy. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides

6

that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Global Opportunities Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

7

Although not a part of the Fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry. It is also the current position of the SEC staff that, to the extent a fund invests in a private activity municipal debt security issued by a non-governmental entity, the fund must look through to such non-governmental issuer’s industry for purposes of applying the fund’s concentration policy. To the extent practicable, Global Opportunities Bond Fund (USD Hedged) will seek to obtain information about the non-governmental issuer’s industry and consider the exposure to that industry for purposes of applying its concentration policy.

Diversification

Flexible Bond Fund, Global Opportunities Bond Fund and Global Opportunities Bond Fund (USD Hedged)

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. Compliance with the diversification requirements of the Code may limit the flexibility of the Fund.

Small Cap Value Fund

The Fund is diversified under the 1940 Act. Although not a part of the Fund’s fundamental investment restrictions, the 1940 Act currently states that the Fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the Fund’s total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

Unless otherwise stated, the Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval.

The following are some of the non-fundamental investment limitations that Flexible Bond Fund currently observes:

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. If, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. The Fund monitors the portion of its total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Investment Companies: If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund, invests in the Fund in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trust in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

The following are some of the non-fundamental investment limitations that Global Opportunities Bond Fund and Global Opportunities Bond Fund (USD Hedged) currently observe:

Borrowing: The Fund will not borrow for investment purposes in an amount in excess of 5% of its total assets.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. If, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. The Fund monitors the portion of its total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

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Short Sales: The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Margin Purchases: The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Investment Companies: The Fund may not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

The following are some of the non-fundamental investment limitations that Small Cap Value Fund currently observes:

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. If, due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. The Fund monitors the portion of its total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Borrowing: The Fund will not borrow for investment purposes.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment

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objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

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Benchmark Reference Rates Risk

Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Common Stock

Common stocks are shares of ownership in a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, distributed as dividends to holders of common stock, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Contingent Convertible Securities (“CoCos”)

CoCos are a form of hybrid debt security, typically issued by banking institutions, and are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital requirements or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled or adjusted downward to below the original par value upon the occurrence of a trigger at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. A write down of the par value would occur automatically and if written down to zero, would effectively cancel the securities, causing investors (including the Fund) to lose the entire value of their investment, even as the issuer remains in business. If such an event occurs, an investor may not have any rights to repayment of the principal amount of the securities and may not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings. Similarly, if a CoCo provides for a mandatory conversion of the security into the issuer’s equity securities in the event of certain circumstances, the Fund could experience a reduced income rate (even to zero) if such conversion event occurs and the issuer’s equity securities pay little or no dividend.

Subordination risk. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation,

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dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy. In addition, some CoCos also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

Market risk. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. It is often difficult to predict when, if at all, an automatic write-down or conversion event will occur, but any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of affected CoCos. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price may be adverse.

Convertible Securities

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject to stock market and other risks associated with equity securities, as well as credit, interest rate and other risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Synthetic Convertible Securities

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

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Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund, the Manager, the Subadviser, and other service providers are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund, the Manager and the Subadviser and/or their service providers to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and

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systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s, the Manager’s and the Subadviser’s and/or their service providers’ ability to plan for or respond to a cyber attack.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

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Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin

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requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.

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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Rule 18f-4 under the 1940 Act, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin

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and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Foreign Currency Instruments and Hedging Strategies

The Fund may use options and futures contracts on foreign currencies and forward currency contracts and currency swap agreements (collectively, “Currency Instruments”), deliverable and non-deliverable, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to gain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. Flexible Bond Fund and Global Opportunities Bond Fund may determine not to hedge and may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Currency Instruments Risks. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

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Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different

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currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price,

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the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an

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exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price

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were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns

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are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a

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clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.

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When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to obligations of multiple issuers. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Total Return Swaps. Total return swaps are contracts in which, during a specified period, one party agrees to make periodic payments based on the change in market value of an underlying instrument, which may include a specified security, basket of securities or security indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying instrument increases but receive payments from the other party if the value of that underlying instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or asset.

Inflation Index Swaps. Inflation index swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation index swaps can be designated as zero coupon, whereby both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity. The value of inflation index swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation index swap agreement.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened when investing in distressed debt securities.

The Fund may make such investments when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the

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Fund will receive new securities (e.g., equity securities) and/or other assets. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether the exchange offer or plan will be completed and the Fund may be required to bear extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or a plan of reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

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An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies have lower liquidity, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their

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currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Investment in Emerging Markets

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability

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to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid in U.S. dollars. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Disclosure and regulatory standards in emerging markets in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Additionally, accounting, auditing and financial reporting and recordkeeping standards in emerging markets may not provide the same degree of investor protection or information to investors as would generally apply in more developed markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries.

Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it may apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined by the Manager in accordance with the Fund’s valuation policy.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by

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governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020, was provisionally applied effective January 1, 2021, and formally entered into force on May 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio.

Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and has negatively affected global supply chains, food supplies, inflation and global growth. The extent and duration of Russia’s military actions and the repercussions of such actions (including any sanctions, retaliatory actions and countermeasures, including cyber attacks) are impossible to predict. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

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Eurodollar or Yankee Obligations

Eurodollar bank obligations are U.S. dollar denominated debt obligations issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by non-U.S. issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a non-U.S. government might prevent U.S. dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a non-U.S. country; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and expropriation or nationalization of non-U.S. issuers.

Sovereign Government and Supranational Debt Obligations

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these entities are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that one or more members of a supranational organization will continue to make capital contributions. If such contributions are not made, the organization may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign currency exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, economic performance and/or the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

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Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

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Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Franklin Templeton ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Inflation Indexed Securities

Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The Fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The U.S. Department of Treasury issues U.S. TIPS in maturities of five, ten and thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a

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faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-indexed securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities. The Fund may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect an inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

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An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Private Investment Companies

The Fund may also invest in the securities of private investment companies, including “hedge funds” and private equity funds, subject to applicable law (including the limits described above with respect to investments in other investment companies) and the Fund’s policy prohibiting it from purchasing or otherwise acquiring such securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will be determined by the Manager in accordance with the Fund’s valuation policy.

Investment in Money Market Funds

The Fund may invest in money market instruments, including money market funds managed by the Manager or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The Fund may lose money on its investment in money market funds. If the Fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the Fund. If the Fund invests in money market funds that are managed by the Manager or its affiliates, it is possible that a conflict of interest among the Fund and the affiliated funds could affect how the Fund’s Manager and its affiliates fulfill their fiduciary duty to the Fund and the affiliated funds.

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Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also

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make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Covenant Lite Loans

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the performance of the borrower and declare an event of default if breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), storage, or the marketing of, or the provision of infrastructure related services relating to, minerals or other natural resources. The value of an investment in some MLPs may be directly affected by the prices of natural resources. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The Fund’s investment in such an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major company (often an energy company), an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of up to 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results increase costs to the limited partners.

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MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or non-U.S. governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

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Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Developments following the onset of COVID-19 have adversely impacted the commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar retail.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a

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lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit risk transfer securities. Another type of mortgage security is one issued by agencies or instrumentalities of the U.S. Government, such as Fannie Mae and Freddie Mac, but without any government guaranty, including “credit risk transfer securities.” Credit risk transfer securities are fixed-or floating rate unsecured general obligation mortgage securities issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (each, a “GSE”). Typically, such securities are issued at par and have stated final maturities. The credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria. The performance of the credit risk transfer securities will be directly affected by the selection of the underlying mortgage loans by the GSE. Credit risk transfer securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the holders of the credit risk transfer securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.

The Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Credit risk transfer securities issued by private entities are structured similarly to those issued by a GSE and are generally subject to the same types of risks, including credit (risk of non-payment of principal and interest when due), prepayment, extension, interest rate and market risks.

The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other GSEs or issued by a private issuer because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors, such as the Fund. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest

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rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — Generally,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical

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requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying

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securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Forward Roll Transactions

In a forward roll transaction, also known as a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a forward roll transaction commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a forward roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the forward roll transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of forward roll transactions may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that forward roll transactions can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to a U.S. federal alternative minimum tax (“AMT”). To the extent the Fund invests in municipal securities, it does not anticipate holding municipal securities in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions to Fund shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character of any interest that was received on municipal securities.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

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The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease

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obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular U.S. federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking

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industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

On March 15, 2022, Puerto Rico’s government formally exited bankruptcy, completing the largest public debt restructuring in U.S. history. Puerto Rico’s debt restructuring plan was approved by a federal judge in January 2022, and reduced claims against Puerto Rico’s government from $33 billion to just over $7.4 billion. The restructuring is related to Puerto Rico’s general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico’s Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency. In November 2023, a federal judge tentatively approved a portion of the plan to restructure the debt owed by Puerto Rico’s power company. A confirmation hearing regarding the plan began in March 2024 and is ongoing. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

Additionally, the lingering effects of the COVID-19 pandemic have also caused unprecedented damage to Puerto Rico’s economy. Because of Puerto Rico’s close ties to the United States’ mainland economy, a downturn in the U.S. economy indirectly affects Puerto Rico. These indirect impacts stem from the slowdown of the overall U.S. economy and the continued threat of a prolonged recession that will affect many industries, including retail, manufacturing, oil and gas, tourism, gaming and lodging, transportation, healthcare, and education, to name a few. Government revenue collections have been materially adversely affected by the COVID-19 pandemic.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade,

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transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 172,952 in July 2023. Guam’s unemployment rate was at 4.0% as of June 2023.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense recently opened a third U.S. military base in Guam. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Additionally, the ultimate financial effect of the COVID-19 pandemic on Guam’s economy is uncertain.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 98,750 in July 2023.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Islands’ gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries. The COVID-19 pandemic has also had a significant effect on the tourism industry in the Virgin Islands. The coastal and marine communities of the U.S. Virgin Islands are susceptible to climate change, including warming water temperatures, increasing storm intensity, beach erosion, ocean acidification, increasing hazardous coastal conditions, and loss of life-sustaining marine, coastal and island resources. Climate change is anticipated to add to the stresses of coastal environments by altering temperatures and precipitation patterns, increasing the likelihood of extreme precipitation events, and accelerating rates of sea level rise.

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Preferred Securities

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically

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take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends-received deduction for corporate taxpayers or the reduced rates of tax that apply to qualified dividend income for non-corporate taxpayers. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, Flexible Bond Fund will consider bonds to be below investment grade if they are rated below Baa/BBB by at least one NRSRO, or unrated securities determined by the Subadviser to be of comparable quality. Global Opportunities Bond Fund and Global Opportunities Bond Fund (USD Hedged) will consider bonds to be below investment grade if they are rated below Baa/BBB by all three NRSROs, or unrated securities determined by the Subadviser to be of comparable quality. The Subadviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Fund may purchase a security with the lowest rating.

In addition to ratings assigned to individual bond issues, the Subadviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of ratings levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Subadviser to determine, to the extent possible, that the planned investment is sound.

If a security purchased by the Fund is subsequently given a lower rating, the Subadviser will consider that fact in determining whether to retain the security in the Fund’s portfolio, but is not required to dispose of it.

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Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs, or in real estate linked derivative instruments linked to the value of REITs, involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels or an increase in flooding could cause certain properties to lose value or become unmarketable altogether. Losses related to climate change could adversely affect the value of REITs. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund

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shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

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During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delays in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

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Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would

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otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Temporary Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of investment grade, government, corporate and money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the Fund’s assets is used for defensive investing purposes, the Fund will be less likely to achieve its investment objective. Although the portfolio manager has the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

U.S. Treasury Obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. U.S. Treasury obligations also include STRIPS, TIPS, and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining

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maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a three month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Warrants and Rights

Warrants are instruments that give the holder the right to purchase equity securities at a specific price valid for a specified time period. Warrants are typically issued with preferred stock or bonds but can often be traded separately from the securities with which they were initially sold. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index. Rights are similar to warrants but typically have a shorter duration than warrants and are issued directly by an issuer to existing stockholders and provide those holders the right to purchase additional shares of stock at a later date.

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Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the issuer. The prices of warrants and rights do not necessarily move with the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses despite advantageous changes in the market price of the underlying security. Warrants and rights not exercised before their expiration date cease to have value.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is very similar to owning the underlying securities, but the Fund may also be exposed to the risk of the counterparty that issued the warrant. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying issuer will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current U.S. federal income tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain

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its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Franklin Templeton Fund Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	55	None
Stephen R. Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	55	None
Susan M. Heilbron Born 1945	Trustee	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	55	None

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Arnold L. Lehman Born 1944	Trustee	Since 1982	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)	55	Trustee of American Federation of Arts (since 2002)
Robin J.W. Masters Born 1955	Trustee	Since 2002	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)	55	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)
Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	55	None
G. Peter O’Brien**** Born 1945	Trustee and Chair of the Board	Since 1999 (Chair of the Board since 2024)	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)	Trustee of Franklin Templeton funds consisting of 55 portfolios; Director/ Trustee of the Royce Family Funds consisting of 16 portfolios	Formerly, Director of TICC Capital Corp. (2003 to 2017)
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	55	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of FTFA (2015)	123	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

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*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex.

***	Information is for the calendar year ended December 31, 2023, except as otherwise noted.

****	Effective February 7, 2024, Mr. O’Brien became Chair.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton 280 Park Avenue New York, NY 10017	Treasurer and Principal Financial Officer	Since 2010 and 2019

Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

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Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds and/or other Franklin Templeton (previously, Legg Mason) funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; such person’s skills, experience, judgment, analytical ability, intelligence, and common sense; their current or previous profit and non-profit board membership; such person’s considerable familiarity with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees; and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Franklin Templeton and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, her skills, experience, judgment, analytical ability, intelligence, and common sense, her considerable familiarity with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees, and her status as a representative of Franklin Templeton. Ms. Trust is an interested person of the Fund. Mr. O’Brien serves as Chair of the Board and is an Independent Trustee. Independent Trustees constitute more than 75% of the Board.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser(s), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee has served as a board member of the Fund and/or other Franklin Templeton funds for at least eight years. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations. Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies. Dr. Lehman has experience as chief executive officer of major museums and other entities involved in the arts, has previously served as a lead independent trustee and board chair for certain Franklin Templeton funds and has experience as a founding director of certain Franklin Templeton funds. Ms. Masters has investment management experience as chief investment officer, as a director of an investment advisory firm and from her service on the boards of other investment companies. Mr. Miller has substantial experience as a senior executive of an operating company. Mr. O’Brien has experience at senior levels of a large financial services company and has experience from his service on the boards of academic institutions and a residential home care company. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Franklin Templeton (and before that, Legg Mason) and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance

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Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of five Independent Trustees. The Performance Committee is composed of four Independent Trustees. The Compensation and Nominating Committee is composed of four Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chair of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager and the Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

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The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

During the fiscal year ended December 31, 2023, the Board met 4 times, the Audit Committee met 4 times, the Governance Committee met 4 times, the Performance Committee met 4 times, the Compensation and Nominating Committee met 1 time, and the Contract Committee met 1 time.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Franklin Templeton fund complex overseen by the Trustees as of December 31, 2023.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Flexible Bond Fund	Global Opportunities Bond Fund	Global Opportunities Bond Fund (USD Hedged)	Small Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Franklin Templeton Fund Complex Overseen by Trustee ($)
Independent Trustees:
Andrew L. Breech	None	None	None	None	Over 100,000
Stephen R. Gross	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	Over 100,000
Arnold L. Lehman	None	10,001-50,000	None	None	Over 100,000
Robin J.W. Masters	None	10,001-50,000	None	None	Over 100,000
Ken Miller	None	None	None	None	Over 100,000
G. Peter O’Brien	None	None	None	None	Over 100,000
Thomas F. Schlafly	None	None	None	None	Over 100,000

Interested Trustee:
Jane Trust	None	None	None	None	Over 100,000

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As of December 31, 2023, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, and members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee, receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Flexible Bond Fund	Global Opportunities Bond Fund	Global Opportunities Bond Fund (USD Hedged)	Small Cap Value Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Franklin Templeton Fund Complex Paid to Trustee** ($)
Independent Trustees:
Paul R. Ades***	2,306	13,625	314	114	None	445,000
Andrew L. Breech	2,393	14,145	326	119	None	462,000
Althea L. Duersten****	2,367	14,901	365	129	None	490,000
Stephen R. Gross	2,446	14,466	334	121	None	472,500
Susan M. Heilbron	2,204	13,014	300	109	None	425,000
Howard J. Johnson±,§	None	None	None	None	None	16,063
Arnold L. Lehman	2,178	12,861	296	108	None	420,000
Robin J.W. Masters	2,306	13,625	314	114	None	445,000
Ken Miller	2,331	13,778	318	116	None	450,000
G. Peter O’Brien	2,331	13,778	318	116	None	707,300
Thomas F. Schlafly	2,306	13,625	314	114	None	445,000

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Interested Trustee:
Jane Trust†	None	None	None	None	None	None

*	Information is for the fiscal year ended December 31, 2023.

**	Information is for the calendar year ended December 31, 2023.

***	Mr. Ades retired from the Board effective December 31, 2023.

****	Ms. Duersten retired from the Board effective February 7, 2024.

±	Mr. Johnson retired from the Board effective December 31, 2022.

§	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2023 for Mr. Howard J. Johnson is $187,870.

†	Ms. Trust is not compensated by the Trust for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 280 Park Avenue, New York, New York, 10017 and also serves as the investment manager of other Franklin Templeton funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement for each of Flexible Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund provides that it is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. The Global Opportunities Bond Fund Management Agreement is terminable without penalty by the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on not less than 60 days’ notice to the other party and will be terminated upon the mutual written consent of the Manager and the Trust, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

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The Management Agreement for each of Flexible Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

The Global Opportunities Bond Fund Management Agreement provides that the Manager will not be liable for any action of the Board in following or declining to follow any advice or recommendations of the Manager, but the Manager is not protected against any liability to the Fund or its shareholders to which the Manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Flexible Bond Fund	N/A	0.55

Global Opportunities Bond Fund	N/A	0.50

Global Opportunities Bond Fund (USD Hedged)	N/A	0.50

Small Cap Value Fund	First $1 billion Next $2 billion Over $3 billion	0.800 0.750 0.700

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended December 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)

Flexible Bond Fund[1]	2023	2,103,695	(23,949)	2,079,746
	2022	1,275,996	(211,007)	1,064,989
	2021	665,372	(145,208)	520,164

Global Opportunities Bond Fund[2]	2023	10,147,251	(47,791)	10,099,460
	2022	11,092,289	(44,021)	11,048,268
	2021	12,388,854	(89,928)	12,298,926

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Global Opportunities Bond Fund (USD Hedged)	2023	201,255	(193,186)	8,069
	2022	587,871	(130,550)	457,321
	2021	1,651,016	(15,359)	1,635,657

Small Cap Value Fund[3]	2023	138,664	(264,068)	—
	2022[4]	41,606	(154,546)	—

[1]	For the fiscal period ended December 31, 2022, the Manager recaptured $12 of fees that were previously waived and/or reimbursed.

[2]	For the fiscal periods ended December 31, 2023 and 2021, the Manager recaptured $16,846 and $2,094, respectively, of fees that were previously waived and/or reimbursed.

[3]	For the fiscal period ended December 31, 2023, the Manager recaptured $13 of fees that were previously waived and/or reimbursed.

[4]	For the period August 31, 2022 (inception date) to December 31, 2022.

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Brandywine Global Investment Management, LLC serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources, a global investment management organization.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Flexible Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund Subadvisory Agreements are terminable without penalty by vote of the Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. Each Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Global Opportunities Bond Fund Subadvisory Agreement is terminable without penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, by the Manager or by the Subadviser, on not less than 60 days’ notice to the applicable party. The Subadviser, the Manager, and the Fund may terminate the Subadvisory Agreement upon

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their mutual written consent. The Subadvisory Agreement for Global Opportunities Bond Fund will terminate immediately upon termination of the Global Opportunities Bond Fund Management Agreement or in the event of assignment (as defined in the 1940 Act) by the Subadviser.

For each of Flexible Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund, the Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Global Opportunities Bond Fund Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager of by the Fund in connection with the performance of the Subadvisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Subadvisory Agreement.

For each of Flexible Bond Fund and Global Opportunities Bond Fund as compensation for its services, the Manager pays to the Subadviser a fee equal to 90% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements. For Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund, as compensation for its services, the Manager pays to the Subadviser a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies

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for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of December 31, 2023.

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Flexible Bond Fund

Michael Arno	Registered Investment Companies	2	0.15	None	None

	Other Pooled Investment Vehicles	23	5.37	1	0.14

	Other Accounts	7	1.59	1	1.06

Tracy Chen	Registered Investment Companies	14	4.63	None	None

	Other Pooled Investment Vehicles	47	11.25	2	0.38

	Other Accounts	51	17.23	8	7.73

Brian Kloss	Registered Investment	14	4.63	None	None

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	Companies

	Other Pooled Investment Vehicles	47	11.25	2	0.38

	Other Accounts	51	17.23	8	7.73

Renato Latini	Registered Investment Companies	2	0.15	None	None

	Other Pooled Investment Vehicles	20	5.34	1	0.14

	Other Accounts	5	0.71	1	1.06

John P. McIntyre	Registered Investment Companies	13	4.56	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.38

	Other Accounts	51	17.74	8	7.73

Anujeet Sareen	Registered Investment Companies	13	4.56	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.38

	Other Accounts	51	17.74	8	7.73

Global Opportunities Bond Fund

Tracy Chen	Registered Investment Companies	14	3.06	None	None

	Other Pooled Investment Vehicles	47	11.25	2	0.38

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	Other Accounts	51	11.23	8	7.73

David F. Hoffman	Registered Investment Companies	4	0.54	None	None

	Other Pooled Investment Vehicles	28	5.31	1	0.24

	Other Accounts	36	15.28	7	6.67

Brian Kloss	Registered Investment Companies	14	3.06	None	None

	Other Pooled Investment Vehicles	47	11.25	2	0.38

	Other Accounts	51	17.23	8	7.73

John P. McIntyre	Registered Investment Companies	13	2.99	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.38

	Other Accounts	51	17.74	8	7.73

Anujeet Sareen	Registered Investment Companies	13	2.99	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.42

	Other Accounts	51	17.74	13	7.35

Global Opportunities Bond Fund (USD Hedged)

Tracy Chen	Registered Investment	14	5.02	None	None

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	Companies

	Other Pooled Investment Vehicles	47	11.25	2	0.38

	Other Accounts	51	17.23	8	7.73

David F. Hoffmann	Registered Investment Companies	4	2.50	None	None

	Other Pooled Investment Vehicles	28	11.41	2	0.38

	Other Accounts	36	17.74	8	7.73

Brian Kloss	Registered Investment Companies	14	5.02	None	None

	Other Pooled Investment Vehicles	47	11.25	2	0.38

	Other Accounts	51	17.23	8	7.73

John P. McIntyre	Registered Investment Companies	13	4.95	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.38

	Other Accounts	51	17.74	8	7.73

Anujeet Sareen	Registered Investment Companies	13	4.95	None	None

	Other Pooled Investment Vehicles	50	11.41	2	0.38

	Other	51	17.74	8	7.73

72

	Accounts

Small Cap Value Fund

Justin C. Bennitt	Registered Investment Companies	1	0.020	None	None

	Other Pooled Investment Vehicles	1	0.019	None	None

	Other Accounts	24	0.468	None	None

Gregory P. Manley	Registered Investment Companies	1	0.020	None	None

	Other Pooled Investment Vehicles	1	0.019	None	None

	Other Accounts	24	0.468	None	None

Steven D. Shin	Registered Investment Companies	1	0.020	None	None

	Other Pooled Investment Vehicles	1	0.019	None	None

	Other Accounts	24	0.468	None	None

Portfolio Managers Securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of December 31, 2023.

Portfolio Managers	Dollar Range of Ownership of Securities ($)

Flexible Bond Fund

Michael Arno	None
Tracy Chen	None
Brian Kloss	1-10,000
Renato Latini	None
Jack McIntyre	None
Anujeet Sareen	None

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Global Opportunities Bond Fund

Tracy Chen	None
David Hoffman	None
Brian Kloss	None
Jack McIntyre	None
Anujeet Sareen	None

Global Opportunities Bond Fund (USD Hedged)

Tracy Chen	None
David Hoffman	None
Brian Kloss	None
Jack McIntyre	None
Anujeet Sareen	None

Small Cap Value Fund

Justin C. Bennitt	None
Gregory P. Manley	None
Steven D. Shin	None

Conflicts of Interest

The Subadviser maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

The Subadviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/ country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. The Subadviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other

74

rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.

To manage conflicts that may arise from management of portfolios with performance-based fees, the Subadviser has developed trade allocation procedures as described above and the Subadviser periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.

Personal Account Trading. The Subadviser may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between the Subadviser and its client, employee trading is monitored under the Code of Ethics (the “Code”). The Code includes policies and procedures (a) restricting personal trading, (b) requiring the pre-clearance of most types of personal securities transactions, (c) requiring the reporting to the Subadviser of all required personal securities holdings and transactions, and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.

The Subadviser and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by the Subadviser. This may result in a potential conflict of interest since the Subadviser employees have knowledge of such funds’ investment holdings, which is non-public information.

Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which the Subadviser is involved are subject to the Subadviser’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.

Portfolio Manager Compensation

All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. The Subadviser believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA

75

95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-advantaged savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

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Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in

77

accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

The table below shows the amount of transactions (if any) for the most recent fiscal period that were directed to firms that provided research services and the commissions paid on such transactions.

Fund	Total Amount of Brokerage Transactions Related to Research Services ($)	Total Commissions Paid on Transactions Related to Research Services ($)

Small Cap Value Fund	5,514,089	9,699

For the fiscal period ended December 31, 2023, Flexible Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Global Opportunities Bond Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended December 31,		Aggregate Brokerage Commissions Paid ($)
Flexible Bond Fund	2023	[1]	23,756
	2022	[2]	7,276
	2021		1,452

Global Opportunities Bond Fund	2023		36,497
	2022		28,554
	2021		21,680

Global Opportunities Bond Fund (USD Hedged)	2023		821
	2022		1,561
	2021		2,789

Small Cap Value Fund	2023		23,727
	2022	[3]	6,440

[1]	The increase in aggregate brokerage commissions paid between fiscal periods ended December 31, 2022 and December 31, 2023, was due to an increased volume in futures trades.
[2]	The increase in aggregate brokerage commissions paid between fiscal periods ended December 31, 2021 and December 31, 2022, was due to an increased volume in futures trades.
[3]	For the fiscal period August 31, 2022 (inception date) to December 31, 2022.

Securities of Regular Broker/Dealers

As of December 31, 2023, the value of the Fund’s holdings of the securities of its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) were as follows:

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Fund	Broker/Dealer	Type of Security Owned D=Debt E=Equity	Market Value (000’s) ($)
Flexible Bond Fund	HSBC Securities (U.S.A.) Inc.	E	588

Securities of Regular Broker/Dealers

As of December 31, 2023, Global Opportunities Bond Fund, Global Opportunities Bond Fund (USD Hedged) and Small Cap Value Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will generally be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2023 (%)	For the Fiscal Period Ended 2022 (%)
Flexible Bond Fund	138	122
Global Opportunities Bond Fund	88	90
Global Opportunities Bond Fund (USD Hedged)	184	118
Small Cap Value Fund	73	21[1]

[1]	For the period August 31, 2022 (inception date) to December 31, 2022.

SHARE OWNERSHIP

Principal Shareholders

As of March 29, 2024, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Flexible Bond Fund A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.43

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Class	Name and Address	Percent of Class (%)
A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	13.14

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.87

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.18

A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.37

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32.46

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.96

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.84

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	38.20

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	16.34

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.00

80

Class	Name and Address	Percent of Class (%)
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.32

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.47

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.07

IS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	66.04

IS	SEI PRIVATE TRUST COMPANY C O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17.12

IS	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FL OOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.05

Global Opportunities Bond Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	27.82

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.21

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Class	Name and Address	Percent of Class (%)
A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	7.54

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.31

A	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.42

A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.20

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.24

C	MAC & CO FBO AGGRESSIVE MODEL PORTFOLIO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	21.31

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.45

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.51

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.50

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Class	Name and Address	Percent of Class (%)
C1	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	78.18

C1	UNCLAIMED PROPERTY ST CUST ACCT KY UNCLAIMED PROP DIVISION PO BOX 1990 TALLAHASSEE FL 32302-1990	21.70

FI	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	27.03

FI	AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	16.96

FI	MATRIX TRUST COMPANY CUST FBO WALBEC GROUP RETIREMENT PLAN PO BOX 52129 PHOENIX AZ 85072	12.25

FI	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	7.57

FI	MASSMUTUAL C/O FUND OPERATIONS 1295 STATE STREET SPRINGFIELD MA 01111	7.33

FI	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.95

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Class	Name and Address	Percent of Class (%)
I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	30.09

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.69

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8.74

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.74

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.20

IS	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.46

IS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	17.11

IS	EMPOWER TRUST FBO WELLS FARGO CO GLOBAL BOND 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	10.36

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Class	Name and Address	Percent of Class (%)
IS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.14

R	THE HARTFORD ONE HARTFORD PLAZA HARTFORD CT 06155	32.76

R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	21.96

R	MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST SPRINGFIELD MA 01111-0001	12.14

R	AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	10.84

R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	6.42

R	MID ATLANTIC TRUST COMPANY FBO GCAT LLC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.66

Global Opportunities Bond Fund (USD Hedged)
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	21.52

A	FTIOS CUST 28614 NOVATO LN BONITA SPRINGS FL 34135-9132	13.26

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.20

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Class	Name and Address	Percent of Class (%)
A	FTIOS CUST 18540 LONG LAKE DR BOCA RATON FL 33496-1937	10.37

A	IBEW LOCAL 223 DEFERRED INCOME FUND PO BOX 5817 WALLINGFORD CT 06492	6.07

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	32.61

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.87

C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12.84

C	MAC & CO FBO AGGRESSIVE MODEL PORTFOLIO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	12.62

C	AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 R 525 WASHINGTON BLVD 35 FL JERSEY CITY NJ 07310-1606	9.79

C	MAC & CO FBO MODEL PORTFOLIO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	9.00

C	MASS MUTUAL ATTN FUND OPERATIONS N255 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	8.28

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Class	Name and Address	Percent of Class (%)
I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	38.30

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	29.96

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	26.00

IS	MAC & CO FBO FT CONSERVATIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	45.28

IS	MAC & CO FBO FT DEFENSIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	33.39

IS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.57

IS	MAC & CO FBO FT MODERATE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	7.25

Small Cap Value Fund
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.06

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Class	Name and Address	Percent of Class (%)
A	FTIOS CUST FOR BENEFICIARY IRA OF LLOYD T JONES SR BENE HELEN K MCDONIEL 12327 GRANDEE RD SAN DIEGO CA 92128-2121	10.06

C	CHARLES E PARKS AND SARAH C PARKS JT TEN 104 RECOVERY DR E CENTREVILLE MD 21617-2612	35.24

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.75

C	FTIOS CUST 6023 WHITNEY DR BOSSIER CITY LA 71111-5757	9.81

C	FTIOS CUST 903 BEYDA HARBOUR PASADENA MD 21122-6506	9.66

C	FTIOS CUST 721 N PACIFIC ST OCEANSIDE CA 92054-2161	6.61

C	AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 R 525 WASHINGTON BLVD 35 FL JERSEY CITY NJ 07310-1606	5.75

C	FTIOS CUST 1800 GREER CT GAMBRILLS MD 21054-1703	5.73

I	SEI PRIVATE TRUST COMPANY C O CIBC PRIVATE WEALTH GROUP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	85.86

I	AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 R 525 WASHINGTON BLVD 35 FL JERSEY CITY NJ 07310-1606	14.14

IS	MASS MUTUAL ATTN FUND OPERATIONS N255 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	93.82

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Class	Name and Address	Percent of Class (%)
R	MAC & CO FBO AGGRESSIVE MODEL PORTFOLIO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	95.94

As of March 29, 2024, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Flexible Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.28

Global Opportunities Bond Fund (USD Hedged)	MAC & CO FBO FT CONSERVATIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	39.79

	MAC & CO FBO FT DEFENSIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	29.34

Small Cap Value Fund	RASMUSON FOUNDATION 301 W NORTHERN LIGHTS BLVD STE 601 ANCHORAGE AK 99503-2650	85.35

As of March 29, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

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The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of Franklin Templeton funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Franklin Templeton funds or categories of Franklin Templeton funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, FTFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service

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Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Franklin Templeton and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2023, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2023 are not reflected.

Acadia Life Limited	ADP Retirement Services
Allianz	American Enterprise Investment Services, Inc.
American Financial Services, Inc.	American United Life Insurance Company
Ascensus, Inc.	Atria Wealth Solutions
AuguStar Life (f/k/a Ohio National Financial Services)	Avantax Wealth Management
Benjamin F. Edwards & Company, Inc.	BlackRock Financial Services
Brighthouse Financial	Cadaret Grant & Co., Inc.
CAIS Capital, LLC	Cambridge Investment Research, Inc.
Cetera Advisors LLC	Cetera Advisor Networks LLC.
Cetera Financial Group	Cetera Financial Specialists LLC.
Cetera Investment Services LLC.	Charles Schwab & Co.
Citigroup Global Markets Inc.	Citizens Securities, Inc.
Columbia Threadneedle Investments	Commonwealth Financial Network
CUNA Brokerage Services, Inc.	CUSO Financial Services, L.P.
Delaware Life Insurance Company	Deutsche Bank
Digital Retirement Solutions	DWC-The 401(K) Experts
E*TRADE Securities LLC.	Edward D. Jones & Co., L.P.
Empower Financial Services	ePlan Services, Inc.
Equitable Holdings, Inc. (f/k/a AXA Advisors, LLC)	Fidelity Investments Institutional Operations Company, Inc.

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First Command Financial Planning, Inc.	FPS Services LLC.
FSC Securities Corporation	Genworth Life and Annuity Insurance Company
Goldman, Sachs & Co,	Grove Point Financial
Hantz Financial Services, Inc.	Infinex Investments Inc.
Janney Montgomery Scott LLC	Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of NY	John Hancock Distributors LLC
JP Morgan Securities LLC	LaSalle St. Securities
Lincoln Financial Advisors Corporation	Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.	Lincoln National Corporation
Lincoln Retirement Services Company LLC	Lombard International LLC
LPL Financial Holdings Inc.	LPL Financial LLC
Massachusetts Mutual Life Insurance Company	Merrill Lynch
MetLife Insurance Company USA	Midland National Insurance Company
Minnesota Life Insurance Company	MML Investors Services, LLC
Morgan Stanley	MSCS Financial Services LLC
National Security Life and Annuity Company	Nationwide Financial Services, Inc.
New York Life Insurance and Annuity Corporation	NEXT Financial Group
Northwestern Mutual Investment Svcs LLC	OneAmerica Financial Partners Inc (f/k/a American United Life Insurance Company)
OneAmerica Retirement Services LLC	Osaic Wealth Inc. (f/k/a Advisor Group Inc.)
Pacific Life Insurance Company	Paychex Securities Corporation
Pershing, LLC	PFS Investments, Inc.
PNC Investments LLC	Principal Financial Group (f/k/a Princor Financial Services)
Protective Life Insurance	Prudential Insurance Company of America
Raymond James & Associates, Inc.	RBC Capital Markets LLC
Reliastar Life Insurance Company of NY	Robert W. Baird & Co., Inc.
Royal Alliance Associates	SagePoint Financial, Inc.
Sammons Financial Group, Inc.	Sanctuary Wealth
Securities America, Inc.	Sorrento Pacific Financial, LLC
Stifel Financial Corporation	TFS Securities, Inc.
The Guardian Insurance & Annuity Company, Inc.	The Investment Center, Inc.
TIAA-CREF Individual & Institutional Services, LLC	TIFIN Wealth
Transamerica Advisors Life Insurance Company	Triad Advisors LLC
U.S. Bancorp Investments	UBS Financial Services, Inc.
UnionBanc Investment Services, LLC	USI Advisors, Inc.
Valor Financial Securities, LLC	Venerable Insurance and Annuity Company
Vestwell Holdings, Inc.	Voya Financial Advisors, LLC
Wells Fargo Advisors, LLC	Western International Securities, Inc.
Woodbury Financial Services, Inc.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

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Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended December 31,	Total Commissions ($)	Amounts Retained by Distributor ($)
Flexible Bond Fund	2023	233,577	10,594
	2022	58,667	4,870
	2021	39,753	11,993

Global Opportunities Bond Fund	2023	174,312	4,879
	2022	62,199	7,218
	2021	147,716	18,067

Global Opportunities Bond Fund (USD Hedged)	2023	763	3
	2022	272	0
	2021	638	38

Small Cap Value Fund	2023	3,383	446
	2022[1]	64	6

1 For the period August 31, 2022 (inception date) to December 31, 2022.

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class C, and Class C1 shares received and retained by the Distributor were as follows:

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Class A Shares

Fund	For the Fiscal Period Ended December 31,	Amounts Retained by Distributor ($)
Flexible Bond Fund	2023	511
	2022	1,270
	2021	0

Global Opportunities Bond Fund	2023	13
	2022	452
	2021	1,784

Global Opportunities Bond Fund (USD Hedged)	2023	0
	2022	0
	2021	0

Small Cap Value Fund	2023	0
	2022[1]	0

1 For the period August 31, 2022 (inception date) to December 31, 2022.

Class C Shares

Fund	For the Fiscal Period Ended December 31,	Amounts Retained by Distributor ($)
Flexible Bond Fund	2023	3
	2022	0
	2021	0

Global Opportunities Bond Fund	2023	1,904
	2022	0
	2021	754

Global Opportunities Bond Fund (USD Hedged)	2023	0
	2022	0
	2021	0

Small Cap Value Fund	2023	0
	2022[1]	0

1 For the period August 31, 2022 (inception date) to December 31, 2022.

Class C1 Shares

Fund	For the Fiscal Period Ended December 31,	Amounts Retained by Distributor ($)
Global Opportunities Bond Fund	2023	0
	2022	0
	2021	0

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Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)

Flexible Bond Fund

Class A	0.25
Class C	1.00
Class R	0.50

Global Opportunities Bond Fund
Class A	0.25
Class C	1.00
Class C1	0.70
Class FI	0.25
Class R	0.50

Global Opportunities Bond Fund (USD Hedged)

Class A	0.25
Class C	1.00

Class R	0.50

Small Cap Value Fund
Class A	0.25
Class C	1.00
Class R	0.50

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

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The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended December 31, 2023:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Flexible Bond Fund
Class A	88,839	0
Class C	26,779	0

Global Opportunities Bond Fund
Class A	250,782	0
Class C	22,760	0
Class C1	387	0
Class FI	39,179	0
Class R	31,842	0

Global Opportunities Bond Fund (USD Hedged)
Class A	2,512	0
Class C	595	0

Small Cap Value Fund
Class A	1,002	0
Class C	312	161
Class R	27	16

No information is presented for Class R shares of Flexible Bond Fund and of Global Opportunities Bond Fund (USD Hedged), as no shares of this class were outstanding as of December 31, 2023.

For the fiscal period ended December 31, 2023, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

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Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Flexible Bond Fund
Class A	88,839	66,440	39,916	0	195,195
Class C	26,779	28,554	8,820	0	64,153

Global Opportunities Bond Fund
Class A	250,782	73,708	87,601	0	412,091
Class C	22,785	2,530	2,389	0	27,704
Class C1	362	0	30	0	392
Class FI	39,179	0	16,997	0	56,176
Class R	31,842	0	6,187	0	38,028

Global Opportunities Bond Fund (USD Hedged)
Class A	2,512	40	971	0	3,523
Class C	595	50	22	0	667

Small Cap Value Fund
Class A	1,003	611	425	0	2,038
Class C	264	4	10	0	278
Class R	25	0	2	0	27

No information is presented for Class R shares of Flexible Bond Fund and of Global Opportunities Bond Fund (USD Hedged), as no shares of this class were outstanding as of December 31, 2023.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

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Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares (Flexible Bond Fund, Global Opportunities Bond Fund and Global Opportunities Bond Fund (USD Hedged)). Purchases of Class A shares of $500,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class A Shares (Small Cap Value Fund). Purchases of Class A shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. Class C1 shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

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Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

*  *  *  *  *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans;

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xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform; and

xii.	purchases by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor or units of a Section 529 college savings plan managed by a Franklin Templeton affiliate (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor or units of a Section 529 plan managed by a Franklin Templeton affiliate over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible

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Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

● You, individually;

● Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;

● You jointly with one or more family members;

● You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

● A Coverdell Education Savings account for which you or a family member is the identified responsible person;

● A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

● A 529 college savings plan over which you or a family member has investment discretion and control;

● Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

● A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

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Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares.

•

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

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•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For U.S. federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age required by law (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored

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by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager;
x.	Class A shares held through Distributor Accounts; and
xi.	redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from another fund sold by the Distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of the same fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund for which FTFA or any predecessor serves or has served as investment manager or administrator (each a “Grandfathered Retirement Program Fund”) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another Grandfathered Retirement Program Fund on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

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Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of December 31, 2023:

Class A

	Flexible Bond Fund	Global Opportunities Bond Fund	Global Opportunities Bond Fund (USD Hedged)	Small Cap Value Fund
Net Asset Value Per Share ($)	9.75	9.36	8.91	11.79
Maximum Initial Sales Charge Percentage (%)	3.75	3.75	3.75	5.50
Offering Price ($)	10.13	9.72	9.26	12.48

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or

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guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) electronic transfer (ACH) to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through electronic transfer (ACH) to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/mutualfunds, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

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Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax professional before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. If the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see the Fund’s Prospectus for more information). This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

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Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax professional before requesting an exchange.

UNCLAIMED SHARE ACCOUNTS

The Fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. Please be advised that abandoned or unclaimed property laws and regulations for certain U.S. states or territories require financial organizations to transfer (escheat) unclaimed property to the appropriate U.S. state or territory if no activity occurs in an account for a period of time as specified by applicable laws and regulations. These laws and regulations may require the transfer of shares of the Fund, including shares held through a traditional or Roth IRA account. For traditional IRA accounts

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escheated to a U.S. state or territory under these abandoned or unclaimed property laws and regulations, the escheatment will generally be treated as a taxable distribution from your IRA to you; U.S. federal and any applicable state income tax may be withheld. This may apply to Roth IRA accounts in addition to traditional IRA accounts. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the Fund’s transfer agent.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

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General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 14 calendar days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Franklin Templeton or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of March 1, 2024, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Barclays Bank PLC	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Eagle Investment Systems Corp	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

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eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

STP Investments	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Wilshire Analytics (Axiom and Compass)	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

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Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

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Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 7, 2009. The Fund is a series of the Trust. Prior to July 7, 2020 Flexible Bond Fund was named “BrandywineGLOBAL-Global Flexible Income Fund”. Prior to December 29, 2017, Flexible Bond Fund was named “Legg Mason BW Global Flexible Income Fund” and Global Opportunities Bond Fund was named “Legg Mason BW Global Opportunities Bond Fund”. Prior to May 21, 2010, Global Opportunities Bond Fund was named “Legg Mason Global Opportunities Bond Fund”. Prior to October 5, 2009 Global Opportunities Bond Fund was named “Global Opportunities Bond Fund”.

On April 30, 2012, Global Opportunities Bond Fund was redomiciled as a separate non-diversified series of the Trust. Prior to April 30, 2012, Global Opportunities Bond Fund was a series of a corporation named Legg Mason Charles Street Trust, Inc. which was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as “LM Institutional Fund Advisors II, Inc.”

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust

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vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

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Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be

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calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific U.S. federal, state, local, and foreign tax consequences of investing in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to U.S. federal, state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse

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determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

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The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) if the Fund elects to accrue market discount currently, the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the

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issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from an entity treated as a real estate investment trust for U.S. federal income tax purposes (a “REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP may be an “excess inclusion” under the Code, which will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same general consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for certain investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. Charitable remainder trusts are generally subject to a 100% federal excise tax on UBTI, which may include excess inclusion income allocated to them. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund, if any, as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions and no deductions for foreign taxes will be permitted to individuals in computing

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their alternative minimum tax liability. Even if the Fund qualifies to make this election, it may choose not to do so; in that case, foreign taxes that the Fund pays will nonetheless reduce the Fund’s taxable income. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases equity interests (including certain interests treated as equity interests) in foreign entities treated as PFICs for U.S. federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If the Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund. The Fund might have to distribute such amounts to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Capital Loss Carryforwards

As of December 31, 2023, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

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Fund	Amount of Capital Loss Carryforward ($)
Flexible Bond Fund	36,218,291

Global Opportunities Bond Fund	514,516,394

Global Opportunities Bond Fund (USD Hedged)	22,848,863

Small Cap Value Fund	850,900

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this

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purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Flexible Bond Fund, Global Opportunities Bond Fund and Global Opportunities Bond Fund (USD Hedged) do not anticipate that any of their dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

For tax years beginning before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally

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includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for U.S. federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning before January 1, 2026, and, for other

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taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“non-U.S. shareholders”) are generally subject to withholding tax at a 30% rate (or a reduced rate under an applicable treaty). In order to obtain a reduced rate of withholding under a treaty, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under the treaty. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax described in the preceding paragraph generally will not apply to redemption proceeds or to distributions to non-U.S. shareholders that are properly reported by the Fund as capital gain dividends, short-term capital gain dividends, and interest-related dividends, each as defined and subject to certain conditions described below.

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In general, the Code defines (1) “short-term capital gain dividends”as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends”as distributions derived from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, under special rules regarding the disposition of “United States real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation.

If income from the Fund is effectively connected with a trade or business conducted within the United States by a non-U.S. shareholder, the non-U.S. shareholder will in general be subject to U.S. federal income tax on the income at the rates applicable to U.S. citizens, residents or domestic corporations, as applicable, whether the income is received in cash or reinvested in shares of the Fund, and, in the case of a non-U.S. shareholder that is a foreign corporation, the non-U.S. shareholder may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, its effectively connected income or gain will generally be subject to U.S. federal income tax on a net income basis only if the income or gain is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, the U.S. federal income tax consequences of an investment in the Fund for non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may be different from those described herein, and those shareholders are urged to consult their tax professionals.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the

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distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended December 31, 2023, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI

(https://www.sec.gov/Archives/edgar/data/1474103/000119312524054984/d497618dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524055018/d550743dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524055016/d555381dncsr.htm

https://www.sec.gov/Archives/edgar/data/1474103/000119312524054982/d493462dncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

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Appendix A

Proxy Voting Policies

Brandywine Global Investment Management, LLC

Proxy Voting

Responsibility to Vote Proxies

As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.

The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

A-1

Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.

A.  Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.

Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.

Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.

As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.  Procedures for Assessing Materiality of Conflicts of Interest

1.	All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

2.

The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3.

If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.  Procedures for Addressing Material Conflicts of Interest

1.

With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

A-2

a.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

b.

in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or

c.	such other method as is deemed appropriate given the particular facts and circumstances.

2.	A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.

A-3

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global will promptly provide the client with such requested information in writing.

Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

Proxy Engagement and Certain Non-Proxy Voting Matters

Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals.

Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

A-4

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.

Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote for measures that give shareholders a vote on executive compensation.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

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Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short- term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

[1]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[2]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[3]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[4]

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[5]

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

[6]

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

[7]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

B-1

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

B-2

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligations resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

B-3

A.n   Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n   Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n   Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n   Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n   Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n   Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n   Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

B-4

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

B-5

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.
A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

B-6

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

B-7

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

B-8

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (IDRs) (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and includes the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

B-9

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•	The formal announcement by the issuer or their agent of a distressed debt exchange;
•

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•	The selective payment default on a specific class or currency of debt;
•

The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

B-10

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

B-11

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

B-12

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

B-13

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

B-14

May 1, 2024

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Fund		Ticker Symbol
	Class A	Class C	Class FI	Class R	Class I	Class IS
FRANKLIN U.S. SMALL CAP EQUITY FUND (the “Fund”)	LMBAX	LMBCX	LGSCX	LMBRX	LMSIX	LMBMX

100 International Drive

Baltimore, Maryland 21202

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated May 1, 2024, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference (https://www.sec.gov/Archives/edgar/data/1474103/000119312524042276/d472293dncsr.htm). The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus@franklintempleton.com or by visiting www.franklintempleton.com/mutualfundsliterature. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

BK36 SAI 05/24

GLOSSARY OF TERMS

Because the following is a combined glossary of terms, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

1

“Legg Mason” means Legg Mason, Inc.

“Manager” or “FTFA” means Franklin Templeton Fund Adviser, LLC (formerly Legg Mason Partners Fund Advisor, LLC).

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Franklin Advisers, Inc. and Western Asset Management Company, LLC, as applicable, and as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

2

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Franklin U.S. Small Cap Equity Fund

•	Investment objective. The Fund’s investment objective is long-term capital appreciation.
•

Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States, at the time of investment or other investments with similar economic characteristics. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled or having their principal activities in the United States without providing shareholders at least 60 days’ prior written notice.

•	Up to 5% of the Fund’s total assets may be invested in fixed income securities rated below investment grade.
•

To avoid potential leveraging effects of such borrowing, the Fund will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act;

Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

3

Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the Fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

Diversification

The Fund is diversified under the 1940 Act. Although not a part of the Fund’s fundamental investment restrictions, the 1940 Act currently states that the Fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the Fund’s total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

Unless otherwise stated, the Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Fund currently observes:

Borrowing: The Fund will not borrow for investment purposes in an amount in excess of 5% of its total assets.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. The Fund monitors the portion of its total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Short Sales: The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Fund from entering into short

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positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, or purchasing or selling securities on a forward-commitment or delayed-delivery basis or other financial instruments.

Margin Purchases: The Fund may not purchase securities on margin, except that (1) the Fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Investment Companies: The Fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

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Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

Benchmark Reference Rates Risk

Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

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For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this requirement would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Common Stock

Common stocks are shares of ownership in a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, distributed as dividends to holders of common stock, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

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Convertible Securities

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject to stock market and other risks associated with equity securities, as well as credit, interest rate and other risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Synthetic Convertible Securities

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund, the Manager, the Subadviser, and other service providers are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund, the Manager and the Subadviser and/or their service providers to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial

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intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s, the Manager’s and the Subadviser’s and/or their service providers’ ability to plan for or respond to a cyber attack.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As

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interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of

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underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no

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assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.

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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

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Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Rule 18f-4 under the 1940 Act, which became effective August 19, 2022, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Foreign Currency Instruments and Hedging Strategies

The Fund may use options and futures contracts on foreign currencies and forward currency contracts and currency swap agreements (collectively, “Currency Instruments”), deliverable and non-deliverable, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to gain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. The Fund may determine not to hedge, and the Fund may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Currency Instruments Risks. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement

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that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in

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which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund

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purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may

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result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to

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suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the

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underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin

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provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal

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amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Dollar Rolls

The Fund may enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to invest the proceeds of the securities sold.

When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of the securities purchased for future delivery or the securities in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions could increase fluctuation in the Fund’s net asset value. If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares

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can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

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Securities of some foreign companies have lower liquidity, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020, was provisionally applied effective January 1, 2021, and formally entered into force on May 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine,

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and may impose sanctions on other countries that provide military or economic support to Russia. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and has negatively affected global supply chains, food supplies, inflation and global growth. The extent and duration of Russia’s military actions and the repercussions of such actions (including any sanctions, retaliatory actions and countermeasures, including cyber attacks) are impossible to predict. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Depositary Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

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Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Franklin Templeton ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In

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the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Private Investment Companies

The Fund may also invest in the securities of private investment companies, including “hedge funds” and private equity funds, subject to applicable law (including the limits described above with respect to investments in other investment companies) and the Fund’s policy prohibiting it from purchasing or otherwise acquiring such securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive

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compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will be determined by the Manager in accordance with the Fund’s valuation policy.

Investment in Money Market Funds

The Fund may invest in money market instruments, including money market funds managed by the Manager or its affiliates and money market funds managed by unaffiliated advisers. Money market funds invest in high-quality, U.S. dollar-denominated short-term debt securities and must follow strict rules as to the credit quality, liquidity, diversification and maturity of their investments. The Fund may lose money on its investment in money market funds. If the Fund invests in money market funds it will indirectly bear its proportionate share of the management fees and other expenses that are charged by the money market fund in addition to the management fees and other expenses paid by the Fund. If the Fund invests in money market funds that are managed by the Manager or its affiliates, it is possible that a conflict of interest among the Fund and the affiliated funds could affect how the Fund’s Manager and its affiliates fulfill their fiduciary duty to the Fund and the affiliated funds.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or non-U.S. governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Preferred Securities

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must

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be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends-received deduction for corporate taxpayers or the reduced rates of tax that apply to qualified dividend income for non-corporate taxpayers. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

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Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs, or in real estate linked derivative instruments linked to the value of REITs, involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels or an increase in flooding could cause certain properties to lose value or become unmarketable altogether. Losses related to climate change could adversely affect the value of REITs. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund

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shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

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During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delays in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Senior Securities

“Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the issuance of senior securities by a registered open-end fund except that a fund may borrow money in amounts of up to one-third of its total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

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Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Temporary Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of investment grade, government, corporate and money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the Fund’s assets is used for defensive investing purposes, the Fund will be less likely to achieve its investment objective. Although the portfolio manager has the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S.

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Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Warrants and Rights

Warrants are instruments that give the holder the right to purchase equity securities at a specific price valid for a specified time period. Warrants are typically issued with preferred stock or bonds but can often be traded separately from the securities with which they were initially sold. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index. Rights are similar to warrants but typically have a shorter duration than warrants and are issued directly by an issuer to existing stockholders and provide those holders the right to purchase additional shares of stock at a later date.

Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the issuer. The prices of warrants and rights do not necessarily move with the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses despite advantageous changes in the market price of the underlying security. Warrants and rights not exercised before their expiration date cease to have value.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is very similar to owning the underlying securities, but the Fund may also be exposed to the risk of the counterparty that issued the warrant. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying issuer will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

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MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Franklin Templeton Fund Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	55	None
Stephen R. Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	55	None
Susan M. Heilbron Born 1945	Trustee	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	55	None
Arnold L. Lehman Born 1944	Trustee	Since 1982	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)	55	Trustee of American Federation of Arts (since 2002)
Robin J.W. Masters Born 1955	Trustee	Since 2002	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)	55	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)
Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	55	None

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G. Peter O’Brien**** Born 1945	Trustee and Chair of the Board	Since 1999 (Chair of the Board since 2024)	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)	Trustee of Franklin Templeton funds consisting of 55 portfolios; Director/ Trustee of the Royce Family Funds consisting of 16 portfolios	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	55	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

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Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of FTFA (2015)	123	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex.
***	Information is for the calendar year ended December 31, 2023, except as otherwise noted.
****	Effective February 7, 2024, Mr. O’Brien became Chair.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton 280 Park Avenue New York, NY 10017	Treasurer and Principal Financial Officer	Since 2010 and 2019

Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

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Jeanne Kelly Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds and/or other Franklin Templeton (previously, Legg Mason) funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; such person’s skills, experience, judgment, analytical ability, intelligence, and common sense; their current or previous profit and non-profit board membership; such person’s considerable familiarity with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees; and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Franklin Templeton and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, her skills, experience, judgment, analytical ability, intelligence, and common sense, her considerable familiarity with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees, and her status as a representative of Franklin Templeton. Ms. Trust is an interested person of the Fund. Mr. O’Brien serves as Chair of the Board and is an Independent Trustee. Independent Trustees constitute more than 75% of the Board.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser(s), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee has served as a board member of the Fund and/or other Franklin Templeton funds for at least eight years. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations. Ms. Heilbron has substantial legal

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background and experience, business and consulting experience, and experience as a board member of public companies. Dr. Lehman has experience as chief executive officer of major museums and other entities involved in the arts, has previously served as a lead independent trustee and board chair for certain Franklin Templeton funds and has experience as a founding director of certain Franklin Templeton funds. Ms. Masters has investment management experience as chief investment officer, as a director of an investment advisory firm and from her service on the boards of other investment companies. Mr. Miller has substantial experience as a senior executive of an operating company. Mr. O’Brien has experience at senior levels of a large financial services company and has experience from his service on the boards of academic institutions and a residential home care company. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Franklin Templeton (and before that, Legg Mason) and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of five Independent Trustees. The Performance Committee is composed of four Independent Trustees. The Compensation and Nominating Committee is composed of four Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chair of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for,

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among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager and the Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

During the fiscal year ended December 31, 2023, the Board met 4 times, the Audit Committee met 4 times, the Governance Committee met 4 times, the Performance Committee met 4 times, the Compensation and Nominating Committee met 1 time, and the Contract Committee met 1 time.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Franklin Templeton fund complex overseen by the Trustees as of December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Franklin Templeton Fund Complex Overseen by Trustee ($)
Independent Trustees:
Andrew L. Breech	None	Over 100,000
Stephen R. Gross	None	Over 100,000
Susan M. Heilbron	None	Over 100,000

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Arnold L. Lehman	10,001-50,000	Over 100,000
Robin J.W. Masters	None	Over 100,000
Ken Miller	None	Over 100,000
G. Peter O’Brien	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000

Interested Trustee:
Jane Trust	None	Over 100,000

As of December 31, 2023, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, and members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee, receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund*($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Franklin Templeton Fund Complex Paid to Trustee** ($)
Independent Trustees:
Paul R. Ades***	661	None	445,000
Andrew L. Breech	686	None	462,000
Althea L. Duersten****	741	None	490,000
Stephen R. Gross	702	None	472,500
Susan M. Heilbron	631	None	425,000
Howard J. Johnson±,§	0	None	16,063
Arnold L. Lehman	624	None	420,000
Robin J.W. Masters	661	None	445,000

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Ken Miller	668	None	450,000
G. Peter O’Brien	668	None	707,300
Thomas F. Schlafly	661	None	445,000

Interested Trustee:
Jane Trust†	None	None	None

*	Information is for the fiscal year ended December 31, 2023.
**	Information is for the calendar year ended December 31, 2023.
***	Mr. Ades retired from the Board effective December 31, 2023.
****	Ms. Duersten retired from the Board effective February 7, 2024.
±	Mr. Johnson retired from the Board effective December 31, 2022.
§	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2023 for Mr. Howard J. Johnson is $187,870.
†	Ms. Trust is not compensated by the Trust for her services as a Trustee because of her affiliations with the Manager.

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INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 280 Park Avenue, New York, New York, 10017 and also serves as the investment manager of other Franklin Templeton funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by a majority of the outstanding voting securities of the Fund on not less than 60 days’ notice to the other party, or upon the mutual written consent of the Manager and the Trust, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. The Management Agreement is not assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager will not be liable to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Management Agreement, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Investment Management Fee Rate (% of Average Daily Net Assets)

0.70

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

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For the Fiscal Period Ended December 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2023[1]	664,772	(209,241)	455,531
2022	917,623	(193,204)	724,419
2021	1,372,004	(190,452)	1,181,552

[1]	For the fiscal period ended December 31, 2023, the Manager recaptured $68 of fees previously waived.

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Franklin Advisers, Inc. serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser, with offices at One Franklin Parkway, San Mateo, CA 94403-1906, is a corporation formed under the laws of the State of California. The Subadviser provides asset management services to numerous other investment companies and accounts. The Subadviser is a wholly-owned subsidiary of Franklin Resources.

As compensation for its services, the Manager pays to the Subadviser a fee equal to 0.70% of the average daily net assets of the Fund, net of any fees paid to Western Asset Management Company, LLC and waivers and expense reimbursements. This fee equates to 100% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Western Asset Management Company, LLC, organized under the laws of the State of California (“Western Asset” and together with the Subadviser, the “Subadviser”), manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between the Manager and Western Asset (the “Western Asset Agreement” and together with the Subadvisory Agreement, the “Subadvisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is an indirect, wholly-owned subsidiary of Franklin Resources. Under the Western Asset Agreement, Western Asset is responsible, subject to the general supervision of the Manager and the Board, for the management of the portion of the Fund’s cash and short term instruments allocated to it. For Western Asset’s services to the Fund, the Manager, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by the Manager, net of expense waivers and reimbursements.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement is terminable without penalty by vote of the Board, by a majority of the outstanding voting securities of the Fund, by the Manager or by Franklin Advisers, on not less than 60 days’ notice to the other party and will automatically terminate upon any termination of the Management Agreement. The Western Asset Subadvisory Agreement is terminable without penalty by the Board or by a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate the Western Asset Subadvisory Agreement on not less than 90 days’ written notice to the Fund and the Manager without penalty. The Manager and Western Asset may terminate the Western Asset Subadvisory Agreement upon their mutual written consent. The Western Asset

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Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Western Asset.

The Subadvisory Agreement provides that Franklin Advisers will not be liable to the Manager, to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, but Franklin Advisers is not protected against any liability to the Fund or the Manager to which Franklin Advisers would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement with Western Asset provides that Western Asset, its affiliates performing services contemplated by the Western Asset Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of Western Asset and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but Western Asset is not protected against any liability to the Fund or the Manager to which Western Asset would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Western Asset Subadvisory Agreement.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the

44

Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of December 31, 2023.

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Sundaram Chettiappan	Registered Investment Companies	20	8.35	None	None

	Other Pooled Investment Vehicles	11	1.64	None	None

	Other Accounts	4	0.14	None	None

Christopher W. Floyd	Registered Investment Companies	18	4.19	None	None

	Other Pooled Investment Vehicles	7	0.62	None	None

	Other Accounts	9	0.25	None	None

Portfolio Managers Securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of December 31, 2023.

Portfolio Managers	Dollar Range of Ownership of Securities ($)

Sundaram Chettiappan	None
Christopher W. Floyd	None

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Potential Conflicts of Interest

In this subsection and the next subsection titled “Portfolio Manager Compensation Structure” “Subadviser” refers to Franklin Advisers, Inc.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Subadviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Subadviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Fund and the Subadviser have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Subadviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation Structure

The Subadviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

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Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Subadviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Subadviser and/or other officers of the Subadviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the Subadviser’s business and the Subadviser’s team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the Subadviser’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the Subadviser.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the

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Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-advantaged savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

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Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

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For the Fiscal Period Ended December 31,	Aggregate Brokerage Commissions Paid ($)
2023	80,906
2022	68,039
2021	104,330

The table below shows the amount of transactions (if any) for the most recent fiscal period that were directed to firms that provided research services and the commissions paid on such transactions.

Total Amount of Brokerage Transactions Related to Research Services ($)	Total Commissions Paid on Transactions Related to Research Services ($)

82,524,236	23,453

Securities of Regular Broker/Dealers

As of December 31, 2023, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will generally be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

For the Fiscal Period Ended 2023 (%)	For the Fiscal Period Ended 2022 (%)
34	31

SHARE OWNERSHIP

Principal Shareholders

As of March 29, 2024, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

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Class	Name and Address	Percent of Class (%)
A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	72.67

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.51

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	24.50

C	FTIOS CUST FOR THE SIMPLE-IRA OF O’CARROLL ELECTRICAL CONTRACTING INC 2055 COUNTRY KNOLL LN ELGIN IL 60123-4949	23.29

C	AVES KATZ & WEISLEDER TTEES FBO SUSQUEHANNA DENTAL 401K RETIREMENT C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	19.93

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.49

FI	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	74.60

FI	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.24

FI	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.41

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Class	Name and Address	Percent of Class (%)
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	26.81

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.27

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.99

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	8.76

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.06

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7.63

IS	MAC & CO FBO FT GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	45.51

IS	MAC & CO FBO FT MODERATE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	24.43

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Class	Name and Address	Percent of Class (%)
IS	MAC & CO FBO FT CONSERVATIVE GROWTH FUND ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151 1010 PITTSBURGH PA 15258	11.10

IS	MAC & CO FBO VARIABLE LIFESTYLE ALLOC 85 ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	5.76

As of March 29, 2024, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Name and Address	Percent of Fund (%)
BNY MELLON INVESTMENT SERVICING US INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 194061212	50.11

As of March 29, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

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The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of Franklin Templeton funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Franklin Templeton funds or categories of Franklin Templeton funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, FTFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Franklin Templeton and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of

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shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2023, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2023 are not reflected.

Acadia Life Limited	ADP Retirement Services
Allianz	American Enterprise Investment Services, Inc.
American Financial Services, Inc.	American United Life Insurance Company
Ascensus, Inc.	Atria Wealth Solutions
AuguStar Life (f/k/a Ohio National Financial Services)	Avantax Wealth Management
Benjamin F. Edwards & Company, Inc.	BlackRock Financial Services
Brighthouse Financial	Cadaret Grant & Co., Inc.
CAIS Capital, LLC	Cambridge Investment Research, Inc.
Cetera Advisors LLC	Cetera Advisor Networks LLC.
Cetera Financial Group	Cetera Financial Specialists LLC.
Cetera Investment Services LLC.	Charles Schwab & Co.
Citigroup Global Markets Inc.	Citizens Securities, Inc.
Columbia Threadneedle Investments	Commonwealth Financial Network
CUNA Brokerage Services, Inc.	CUSO Financial Services, L.P.
Delaware Life Insurance Company	Deutsche Bank
Digital Retirement Solutions	DWC-The 401(K) Experts
E*TRADE Securities LLC.	Edward D. Jones & Co., L.P.
Empower Financial Services	ePlan Services, Inc.
Equitable Holdings, Inc. (f/k/a AXA Advisors, LLC)	Fidelity Investments Institutional Operations Company, Inc.
First Command Financial Planning, Inc.	FPS Services LLC.
FSC Securities Corporation	Genworth Life and Annuity Insurance Company
Goldman, Sachs & Co,	Grove Point Financial
Hantz Financial Services, Inc.	Infinex Investments Inc.
Janney Montgomery Scott LLC	Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of NY	John Hancock Distributors LLC
JP Morgan Securities LLC	LaSalle St. Securities
Lincoln Financial Advisors Corporation	Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.	Lincoln National Corporation
Lincoln Retirement Services Company LLC	Lombard International LLC

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LPL Financial Holdings Inc.	LPL Financial LLC
Massachusetts Mutual Life Insurance Company	Merrill Lynch
MetLife Insurance Company USA	Midland National Insurance Company
Minnesota Life Insurance Company	MML Investors Services, LLC
Morgan Stanley	MSCS Financial Services LLC
National Security Life and Annuity Company	Nationwide Financial Services, Inc.
New York Life Insurance and Annuity Corporation	NEXT Financial Group
Northwestern Mutual Investment Svcs LLC	OneAmerica Financial Partners Inc (f/k/a American United Life Insurance Company)
OneAmerica Retirement Services LLC	Osaic Wealth Inc. (f/k/a Advisor Group Inc.)
Pacific Life Insurance Company	Paychex Securities Corporation
Pershing, LLC	PFS Investments, Inc.
PNC Investments LLC	Principal Financial Group (f/k/a Princor Financial Services)
Protective Life Insurance	Prudential Insurance Company of America
Raymond James & Associates, Inc.	RBC Capital Markets LLC
Reliastar Life Insurance Company of NY	Robert W. Baird & Co., Inc.
Royal Alliance Associates	SagePoint Financial, Inc.
Sammons Financial Group, Inc.	Sanctuary Wealth
Securities America, Inc.	Sorrento Pacific Financial, LLC
Stifel Financial Corporation	TFS Securities, Inc.
The Guardian Insurance & Annuity Company, Inc.	The Investment Center, Inc.
TIAA-CREF Individual & Institutional Services, LLC	TIFIN Wealth
Transamerica Advisors Life Insurance Company	Triad Advisors LLC
U.S. Bancorp Investments	UBS Financial Services, Inc.
UnionBanc Investment Services, LLC	USI Advisors, Inc.
Valor Financial Securities, LLC	Venerable Insurance and Annuity Company
Vestwell Holdings, Inc.	Voya Financial Advisors, LLC
Wells Fargo Advisors, LLC	Western International Securities, Inc.
Woodbury Financial Services, Inc.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

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Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

For the Fiscal Period Ended December 31,	Total Commissions ($)	Amounts Retained by Distributor ($)
2023	122,976	0
2022	146,524	22,763
2021	89,893	16,557

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

For the Fiscal Period Ended December 31,	Amounts Retained by Distributor ($)
2023	139
2022	20
2021	72

Class C Shares

For the Fiscal Period Ended December 31,	Amounts Retained by Distributor ($)
2023	0
2022	52
2021	8

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Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)
Class A	0.25
Class C	1.00
Class FI	0.25
Class R	0.50

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended December 31, 2023:

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Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Class A	142,797	0
Class C	3,864	0
Class FI	44	0

No information is presented for Class R shares of the Fund, as no shares of this class were outstanding as of December 31, 2023.

For the fiscal period ended December 31, 2023, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Class A	142,797	4,854	25,342	0	172,993
Class C	3,864	1,305	189	0	5,358
Class FI	44	0	18	0	62

No information is presented for Class R shares of the Fund, as no shares of this class were outstanding as of December 31, 2023.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse

59

and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares. Purchases of Class A shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. Class C1 shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

* * * * *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

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Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans;

xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform; and

xii.	purchases by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

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There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor or units of a Section 529 college savings plan managed by a Franklin Templeton affiliate (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor or units of a Section 529 plan managed by a Franklin Templeton affiliate over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

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Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

• You, individually;

• Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;

• You jointly with one or more family members;

• You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

• A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

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Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares.

•

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales

64

charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For U.S. federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age required by law (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager;

x.	Class A shares held through Distributor Accounts; and
xi.	redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

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A shareholder who has redeemed shares from another fund sold by the Distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of the same fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund for which FTFA or any predecessor serves or has served as investment manager or administrator (each a “Grandfathered Retirement Program Fund”) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another Grandfathered Retirement Program Fund on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of December 31, 2023:

Class A

Net Asset Value Per Share ($)	12.59

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Maximum Initial Sales Charge Percentage (%)	5.50
Offering Price ($)	13.32

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) electronic transfer (ACH) to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through electronic transfer (ACH) to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/mutualfunds, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax professional before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in

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converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. If the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see the Fund’s Prospectus for more information). This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

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Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax professional before requesting an exchange.

UNCLAIMED SHARE ACCOUNTS

The Fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. Please be advised that abandoned or unclaimed property laws and regulations for certain U.S. states or territories require financial organizations to transfer (escheat) unclaimed property to the appropriate U.S. state or territory if no activity occurs in an account for a period of time as specified by applicable laws and regulations. These laws and regulations may require the transfer of shares of the Fund, including shares held through a traditional or Roth IRA account. For traditional IRA accounts escheated to a U.S. state or territory under these abandoned or unclaimed property laws and regulations, the escheatment will generally be treated as a taxable distribution from your IRA to you; U.S. federal and any applicable state income tax may be withheld. This may apply to Roth IRA accounts in addition to traditional IRA accounts. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the Fund’s transfer agent.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class

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specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

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PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 14 calendar days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose,

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where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Franklin Templeton or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of March 1, 2024, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Barclays Bank PLC	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Eagle Investment Systems Corp	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

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State Street Bank and Trust Company	Daily	None

STP Investments	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Wilshire Analytics (Axiom and Compass)	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

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Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 7, 2009. The Fund is a series of the Trust. Prior to April 30, 2012, the Fund was a series of a corporation named Legg Mason Charles Street Trust, Inc. (“Corporation”) which was an open-end management investment company that was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as “LM

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Institutional Fund Advisors II, Inc.” Effective October 5, 2009, the Board of Directors of the Corporation changed the Fund’s name from Batterymarch U.S. Small Capitalization Equity Portfolio to Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. Effective June 30, 2014, the Board of Trustees of the Trust changed the Fund’s name from Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio to QS Batterymarch U.S. Small-Capitalization Equity Fund. Effective April 1, 2016, the Board of Trustees of the Trust changed the Fund’s name from QS Batterymarch U.S. Small-Capitalization Equity Fund to QS U.S. Small Capitalization Equity Fund. Effective August 7, 2021, the Board of Trustees of the Trust changed the Fund’s name from QS U.S. Small Capitalization Equity Fund to Franklin U.S. Small Cap Equity Fund.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

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Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it

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is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific U.S. federal, state, local, and foreign tax consequences of investing in the Fund.

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Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to U.S. federal, state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above,

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the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

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Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) if the Fund elects to accrue market discount currently, the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated

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redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to pass foreign taxes through to its

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shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases equity interests (including certain interests treated as equity interests) in foreign entities treated as PFICs for U.S. federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If the Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund. The Fund might have to distribute such amounts to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Capital Loss Carryforwards

As of December 31, 2023, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

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Amount of Capital Loss Carryforward ($)
299,708

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related

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property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

For tax years beginning before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of

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additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for U.S. federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the

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basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“non-U.S. shareholders”) are generally subject to withholding tax at a 30% rate (or a reduced rate under an applicable treaty). In order to obtain a reduced rate of withholding under a treaty, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under the treaty. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax described in the preceding paragraph generally will not apply to redemption proceeds or to distributions to non-U.S. shareholders that are properly reported by the Fund as capital gain dividends, short-term capital gain dividends, and interest-related dividends, each as defined and subject to certain conditions described below.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions derived from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, under special rules regarding the disposition of “United States real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does

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not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation.

If income from the Fund is effectively connected with a trade or business conducted within the United States by a non-U.S. shareholder, the non-U.S. shareholder will in general be subject to U.S. federal income tax on the income at the rates applicable to U.S. citizens, residents or domestic corporations, as applicable, whether the income is received in cash or reinvested in shares of the Fund, and, in the case of a non-U.S. shareholder that is a foreign corporation, the non-U.S. shareholder may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, its effectively connected income or gain will generally be subject to U.S. federal income tax on a net income basis only if the income or gain is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, the U.S. federal income tax consequences of an investment in the Fund for non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may be different from those described herein, and those shareholders are urged to consult their tax professionals.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities

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(“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended December 31, 2023, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

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Appendix A

Proxy Voting Policies

FRANKLIN TEMPLETON INVESTMENT SOLUTIONS

PROXY VOTING POLICIES AND PROCEDURES

An SEC Compliance Rule Policy and Procedures1

March 2024

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

1 Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of Franklin Templeton’s Stewardship Team. Full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin Advisory Services, LLC (FASL) Franklin Mutual Advisers LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment Management Limited (FTIML) Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.

Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the

Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

In addition, the investment managers receive in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions, however there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

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Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.

2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

7

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligations resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n  Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n   Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n   Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n  Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n  Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n   Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n  Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n   Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n   Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (IDRs) (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and includes the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	The formal announcement by the issuer or their agent of a distressed debt exchange;

•

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•

The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part C

OTHER INFORMATION

Item 28.	Exhibits

a)

(1) Certificate of Trust is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-8A as filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2009.

(2) Amended and Restated Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 13, 2011.

(3) Amended Schedules A and B to the Amended and Restated Declaration of Trust are incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 23, 2024. (“Post-Effective Amendment No. 220”).

b)

Bylaws, as amended and restated are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 24, 2020 (“Post-Effective Amendment No.198”).

c)

Instruments defining rights of security holders series of the Registrant are contained in the Amended and Restated Declaration of Trust and Bylaws, as amended and restated, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herein.

d)	(1) Management Agreement - BrandywineGLOBAL – Alternative Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(2) Management Agreement - BrandywineGLOBAL – Diversified US Large Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(3) Management Agreement - BrandywineGLOBAL – Flexible Bond Fund (formerly known as BrandywineGLOBAL – Global Flexible Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 198.

(4) Management Agreement - BrandywineGLOBAL – Global Opportunities Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(5) Management Agreement - BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged) is incorporated herein by reference to Post-Effective Amendment No. 198.

(6) Management Agreement - BrandywineGLOBAL – Global Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(7) Management Agreement - ClearBridge Global Infrastructure Income Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(8) Investment Advisory and Management Agreement – ClearBridge International Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(9) Management Agreement – ClearBridge Small Cap Fund is filed herewith.

(10) Management Agreement – ClearBridge Value Fund is filed herewith.

(11) Management Agreement – Martin Currie Emerging Markets Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(12) Management Agreement – Martin Currie SMASh Series EM Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(13) Management Agreement – Franklin International Equity Fund (formerly known as QS International Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on January 24, 2022 (“Post-Effective Amendment No. 208”).

(14) Management Agreement – Franklin Strategic Real Return Fund (formerly known as QS Strategic Real Return Fund) is incorporated herein by reference to Post-Effective Amendment No. 208.

(15) Investment Management Agreement – Franklin U.S. Small Cap Equity Fund (formerly known as QS U.S. Small Capitalization Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 198.

(16) Management Agreement – BrandywineGLOBAL – Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2022 (“Post Effective Amendment No. 212”).

(17) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Alternative Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(18) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Diversified US Large Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(19) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Flexible Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(20) Investment Advisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Global Opportunities Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(21) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged) is incorporated herein by reference to Post-Effective Amendment No. 198.

(22) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Global Unconstrained Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(23) Subadvisory Agreement with ClearBridge Investments (North America) Pty Limited – ClearBridge Global Infrastructure Income Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(24) Subadvisory Agreement with Western Asset Management Company, LLC (“Western Asset Management Company”) – ClearBridge Global Infrastructure Income Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(25) Subadvisory Agreement with Western Asset Management Company – ClearBridge International Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(26) Subadvisory Agreement with Martin Currie, Inc. – Martin Currie Emerging Markets Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(27) Subadvisory Agreement with Western Asset Management Company – Martin Currie Emerging Markets Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(28) Subadvisory Agreement with Martin Currie, Inc. – Martin Currie SMASh Series EM Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(29) Subadvisory Agreement with Western Asset Management Company – Martin Currie SMASh Series EM Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(30) Investment Advisory Agreement with Franklin Advisers, Inc. – Franklin International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 206.

(31) Subadvisory Agreement with Western Asset Management Company – Franklin U.S. Small Cap Equity Fund and Franklin International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 208.

(32) Subadvisory Agreement with ClearBridge Investments, LLC – Franklin Strategic Real Return Fund is incorporated herein by reference to Post-Effective Amendment No. 206.

(33) Subadvisory Agreement with Franklin Advisers, Inc. – Franklin Strategic Real Return Fund (1 of 2) is incorporated herein by reference to Post-Effective Amendment No. 206.

(34) Subadvisory Agreement with Franklin Advisers, Inc. – Franklin Strategic Real Return Fund (2 of 2) is incorporated herein by reference to Post-Effective Amendment No. 206.

(35) Subadvisory Agreement with Western Asset Management Company – Franklin Strategic Real Return Fund (1 of 2) is incorporated herein by reference to Post-Effective Amendment No. 208.

(36) Subadvisory Agreement with Western Asset Management Company – Franklin Strategic Real Return Fund (2 of 2) is incorporated herein by reference to Post-Effective Amendment No. 206.

(37) Subadvisory Agreement with Western Asset Management Company Ltd in Japan – Franklin Strategic Real Return Fund is incorporated herein by reference to Post-Effective Amendment No. 206.

(38) Subadvisory Agreement with Western Asset Management Company Limited in London – Franklin Strategic Real Return Fund is incorporated herein by reference to Post-Effective Amendment No. 206.

(39) Investment Advisory Agreement with Franklin Advisers, Inc. – Franklin U.S. Small Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 206.

(40) Sub-Administration Agreement – ClearBridge International Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 199 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2020.

(41) Subadvisory Agreement with Brandywine Global Investment Management, LLC – BrandywineGLOBAL – Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 212.

(42) Subadvisory Agreement with ClearBridge Investments, LLC - ClearBridge Small Cap Fund is filed herewith.

(43) Subadvisory Agreement with ClearBridge Investments LLC - ClearBridge Value Fund is filed herewith.

(44) Subadvisory Agreement with Western Asset Management Company - ClearBridge Small Cap Fund is filed herewith.

(45) Subadvisory Agreement with Western Asset Management Company - ClearBridge Value Fund is filed herewith.

e)

(1) Distribution Agreement – all funds except ClearBridge International Growth Fund, ClearBridge Small Cap Fund, ClearBridge Value Fund, Franklin International Equity Fund, Franklin U.S. Small Cap Equity Fund and BrandywineGLOBAL Global Opportunities Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(2) Amended Appendix A to Distribution Agreement – all funds except ClearBridge International Growth Fund, ClearBridge Small Cap Fund, ClearBridge Value Fund, Franklin International Equity Fund, Franklin U.S. Small Cap Equity Fund and BrandywineGLOBAL – Global Opportunities Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 212.

(3) Distribution Agreement for ClearBridge International Growth Fund, ClearBridge Small Cap Fund, ClearBridge Value Fund, Franklin International Equity Fund, Franklin U.S. Small Cap Equity Fund and BrandywineGLOBAL Global Opportunities Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(4) Anti-Money Laundering Delegation Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 1, 2009 (“Pre-Effective Amendment No. 1”).

(5) Amended Attachment A to the Anti-Money Laundering Delegation Agreement is incorporated herein by reference to Post-Effective Amendment No. 181 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2019 (“Post-Effective Amendment No. 181”).

(6) Form of Selected Dealer Agreement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Capital Management Growth Trust, Inc., SEC File No. 33-89090 on Form N-1A as filed with the SEC on April 27, 2006.

f)	Bonus, profit sharing or pension plans – none

g)

(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2018 (“Post-Effective Amendment No. 168”).

(2) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 168.

(3) Amendment to the Custodian Services Agreement with The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 212.

(4) Amendment to the Fund Accounting Services Agreement with The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 212.

h)

(1) Transfer Agent and Shareholder Services Agreement with Franklin Templeton Investor Services, LLC is incorporated by reference to Post-Effective Amendment No. 213 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 23, 2022 (“Post-Effective Amendment No. 213”).

(2) Board Resolutions Regarding Expense Limitation Arrangements are incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 24, 2023.

i)

(1) Opinion and consent of Venable LLP as to the legality for BrandywineGLOBAL Diversified US Large Cap Value Fund, Martin Currie Emerging Markets Fund, Franklin International Equity Fund, and Franklin Strategic Real Return Fund is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 22, 2016.

(2) Opinion and consent of Venable LLP for ClearBridge International Growth Fund, ClearBridge Small Cap Fund, ClearBridge Value Fund, BrandywineGLOBAL Global Unconstrained Bond Fund and BrandywineGLOBAL Alternative Credit Fund is incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 24, 2016.

(3) Opinion and consent of Venable LLP for ClearBridge Global Infrastructure Income Fund is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 28, 2016.

(4) Opinion and consent of Venable LLP for BrandywineGLOBAL Global Opportunities Bond Fund and Franklin U.S. Small Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 20, 2016.

(5) Opinion and consent of Venable LLP for BrandywineGLOBAL Flexible Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 24, 2016.

(6) Opinion and consent of Venable LLP for Martin Currie SMASh Series EM Fund is incorporated herein by reference to Post-Effective Amendment No. 164 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 3, 2018.

(7) Opinion and consent of Venable LLP for BrandywineGLOBAL-Global Opportunities Bond Fund (USD Hedged) is incorporated herein by reference to Post-Effective Amendment No. 181.

(8) Opinion and consent of Venable LLP for ClearBridge International Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 185 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 16, 2019.

(9) Opinion and consent of Venable LLP for BrandywineGLOBAL – Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 212.

j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

k)	Financial statements omitted from Item 27 – not applicable.

l)	Agreement for providing initial capital is incorporated herein by reference to Pre-Effective Amendment No. 1.

m)	Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 212.

n)

Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2017.

o)	Powers of Attorney dated February 7, 2024 are incorporated herein by reference to Post-Effective Amendment No. 220.

p)	Code of Ethics of:

(1) Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 14, 2016. All Access Persons of each fund are subject to a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act. All Access Persons of the funds other than the Independent Trustees of the Registrant are subject to the provisions of other codes of ethics that have been adopted by Franklin Advisers, Inc., Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company, Western Asset Management Company Limited in London, Western Asset Management Company Ltd. in Japan, Martin Currie Inc., ClearBridge Investments (North America) Pty. Limited, and Franklin Resources, Inc. (see exhibits (p)(2) through (p)(8)) and approved by the Board of Trustees of the Registrant in accordance with the requirements of Rule 17j-1 under the 1940 Act.

(2) Brandywine Global Investment Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 208.

(3) ClearBridge Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 23, 2021 (“Post-Effective Amendment No. 204”).

(4) Western Asset Management Company and Western Asset Management Company Limited in London is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 26, 2024 (“Post-Effective Amendment No. 219”).

(5) Western Asset Management Company Ltd. in Japan is incorporated by reference to Post-Effective Amendment No. 213.

(6) Martin Currie, Inc. is incorporated herein by reference to Post-Effective Amendment No. 198.

(7) Franklin Distributors, LLC (“Franklin Distributors”) is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 22, 2021.

(8) ClearBridge Investments (North America) Pty. Limited is incorporated herein by reference to Post-Effective Amendment No. 204.

(9) Franklin Resources, Inc. (adopted by Franklin Templeton Fund Adviser, LLC (formerly known as Legg Mason Partners Fund Adviser, LLC) and Franklin Advisers, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 219.

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or under Common Control with the Registrant

Franklin Strategic Real Return Fund, a series of the Registrant, wholly owns and controls the Real Return Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. Franklin Strategic Real Return Fund and Real Return Fund Ltd. file their financial statements on a consolidated basis.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Advisers

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC)

FTFA is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of FTFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of FTFA are listed in Schedules A and D of Form ADV filed by FTFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). FTFA is located at 280 Park Avenue, New York, New York 10017.

Franklin Advisers, Inc. (“Franklin Advisers”)

The officers and directors of Franklin Advisers also serve as officers and/or directors for (1) Franklin Advisers’ corporate parent, Resources, and/or (2) other investment companies in Franklin Templeton Investments.

For additional information please see Part B and Schedules A and D of Form ADV of Franklin Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Franklin Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Brandywine Global is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Brandywine Global have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Brandywine Global are listed in Schedules A and D of Form ADV filed by Brandywine Global pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-27797). Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, PA 19103.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of ClearBridge have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of ClearBridge are listed in Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-64710). ClearBridge is located at 620 Eighth Avenue, New York, New York 10018.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Courtney Hoffman, who joined Western Asset in 2022 and previously served as Deputy General Counsel of Jackson Financial, Inc. and Connie Sue Fischer, who joined Western Asset in 2023 and previously served as Co-Head of Investment Sectors with Guggenheim Partners, during the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Ltd (“Western Japan”)

Western Japan is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Courtney Hoffman, who joined Western Asset in 2022 and previously served as Deputy General Counsel of Jackson Financial, Inc., during the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Martin Currie, Inc (“Martin Currie”)

Martin Currie is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Martin Currie have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Martin Currie are listed in Schedules A and D of Form ADV filed by Martin Currie pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-14261). Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES.

ClearBridge Investments (North America) Pty Limited (“CINA”)

CINA is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of CINA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of CINA are listed in Schedules A and D of Form ADV filed by CINA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-70506). CINA is located at Level 13, 35 Clarence Street, Sydney, NSW 2000.

Item 32.	Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC ), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

Legg Mason ETF Investment Trust

Legg Mason ETF Investment Trust II

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – FRANKLIN DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT
Adam Spector	Chief Executive Officer	None
1735 Market Street, Suite 1800
Philadelphia, PA 19103

Jeffrey Masom	President	None
100 International Drive
Baltimore, MD 21202

Kenneth Cieprisz	Vice President and Chief Compliance Officer	None
280 Park Avenue
New York, NY 10017

David Paterson 47 West 200 South, 2nd Floor Salt Lake City, UT 84101	Chief Financial Officer and Designated Financial Principal	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

Legg Mason Global Asset Management Trust

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Investment Advisers:

Franklin Templeton Fund Adviser, LLC

280 Park Avenue

New York, NY 10017

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

Brandywine Global Investment Management, LLC

1735 Market Street

Philadelphia, PA 19103

ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A2EN

United Kingdom

Western Asset Management Company Ltd

5-1 Marunouchi

1-Chome Chiyoda-Ku

Tokyo 100-6536

Japan

Martin Currie Inc

Saltire Court

20 Castle Terrace

Edinburgh United Kingdom

EH1 2ES

ClearBridge Investments (North America) PTY Limited

Level 13, 35 Clarence Street

Sydney, NSW 2000

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

One Franklin Parkway

San Mateo, CA 94403-1906

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON GLOBAL ASSET MANAGEMENT TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 24th day of April, 2024.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST, on behalf of its series:

BrandywineGLOBAL — Flexible Bond Fund

BrandywineGLOBAL — Global Opportunities Bond Fund

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL — Small Cap Value Fund

Franklin U.S. Small Cap Equity Fund

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 24th day of April, 2024.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci Christopher Berarducci	Treasurer and Principal Financial Officer

/s/ Andrew L. Breech* Andrew L. Breech	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Susan Heilbron* Susan Heilbron	Trustee

/s/ Arnold L. Lehman* Arnold L. Lehman	Trustee

/s/ Robin J.W. Masters* Robin J.W. Masters	Trustee

/s/ Kenneth Miller* Kenneth Miller	Trustee

/s/ G. Peter O’Brien* G. Peter O’Brien	Trustee

/s/ Thomas F. Schlafly* Thomas F. Schlafly	Trustee

*By:	/s/ Jane E. Trust
Jane E. Trust, as Agent

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(d)(9)	Management Agreement - ClearBridge Small Cap Fund

(d)(10)	Management Agreement - ClearBridge Value Fund

(d)(42)	Subadvisory Agreement with ClearBridge Investments, LLC - ClearBridge Small Cap Fund

(d)(43)	Subadvisory Agreement with ClearBridge Investments LLC - ClearBridge Value Fund

(d)(44)	Subadvisory Agreement with Western Asset Management Company - ClearBridge Small Cap Fund

(d)(45)	Subadvisory Agreement with Western Asset Management Company - ClearBridge Value Fund

(j)	Consent of Independent Registered Public Accounting Firm

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase